UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	April 30
Date of reporting period:	April 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended April 30, 2024:

John Hancock Multifactor ETFs

•Multifactor Developed International ETF

•Multifactor Emerging Markets ETF

•Multifactor Large Cap ETF

•Multifactor Mid Cap ETF

•Multifactor Small Cap ETF

John Hancock Active Fixed Income ETFs

•Corporate Bond ETF

•Dynamic Municipal Bond ETF

•Mortgage-Backed Securities ETF

•Preferred Income ETF

John Hancock Active Equity ETFs

•Disciplined Value International Select ETF

•Fundamental All Cap Core ETF

•International High Dividend ETF

•U.S. High Dividend ETF

Annual report
John Hancock
Multifactor ETFs
April 30, 2024
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

A message to shareholders
Dear shareholder,
Both stocks and bonds largely posted positive gains during the 12 months ended April 30, 2024. Concerns that interest rates would need to stay higher for longer led to a sharp increase in bond yields and weighed heavily on investor sentiment through late October. These worries rapidly dissipated in November, however, following a stretch of favorable inflation readings and more dovish comments from world central bank officials. Stocks moved quickly off their previous lows in response, and the U.S. Federal Reserve added fuel to the rally in December by indicating that the central bank may in fact begin to cut rates later in 2024. Stocks surged in response but began to backtrack toward the end of the period as inflation remained elevated.
As always, please be sure to contact your financial professional, who can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multifactor ETFs

2	Multifactor exchange-traded funds (ETFs) at a glance
3	Management’s discussion of fund performance
6	Multifactor Developed International ETF
7	Multifactor Emerging Markets ETF
8	Multifactor Large Cap ETF
9	Multifactor Mid Cap ETF
10	Multifactor Small Cap ETF
11	Your expenses
13	Funds’ investments
52	Financial statements
58	Financial highlights
61	Notes to financial statements
71	Report of independent registered public accounting firm
72	Tax information
73	Statement regarding liquidity risk management
74	Trustees and Officers
77	More information
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	1

Multifactor exchange-traded funds (ETFs) at a glance
Many traditional indexes and index funds are weighted by market capitalization, a bias that can expose investors to certain risks and potentially reduce returns. Strategic beta strategies such as John Hancock Multifactor ETFs offer a different approach. Each ETF seeks to improve on cap-weighted strategies by tracking an index that combines active management insight with the discipline of a rules based approach.
STRATEGIC BETA1: STRIKING A BALANCE BETWEEN ACTIVE AND PASSIVE INVESTING

PHILOSOPHY BACKING INDEX DESIGN

According to Dimensional Fund Advisors, subadvisor for all John Hancock Multifactor ETFs, there are four key factors that drive higher expected returns, and these factors guide Dimensional’s index construction and semiannual reconstitution.
Market
Equity premium—stocks over bonds
Company size
Small-cap premium—small company stocks over large company stocks
Relative price2
Value premium—value stocks over growth stocks
Profitability3
Profitability premium—stocks of highly profitable companies over stocks of less profitable companies
To be considered a true factor, a premium must be sensible, persistent across time periods, pervasive across markets, robust in data, and cost effective.
WHY MULTIFACTOR?

Individual factors can be volatile: there’s no telling which will be the best performing from year to year. Adopting a multifactor approach is one way investors can pursue more consistent—and more attractive—risk-adjusted returns.
1 Strategic beta (also known as smart beta) defines a set of investment strategies that seek to improve on traditional market-capitalization weighted indexes in order to lower risk and achieve better diversification.
2 Relative price as measured by the price-to-book ratio; value stocks are those with lower price-to-book ratios.
3 Profitability is a measure of current profitability, based on information from individual companies’ income statements.
2	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Management’s discussion of fund performance
Could you tell us about your investment philosophy and how it drives the composition of the ETFs you manage?
We have identified four characteristics, or dimensions, of expected returns that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns. These dimensions are the overall market, company size, relative price, and profitability.
The overall market dimension reflects stocks’ excess return over the risk-free rate—which is typically measured by short-term U.S. Treasury bills—that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.
The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large caps. The premium associated with this dimension is the small-cap, or size, premium.
The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks—as measured, for instance, by their price-to-book ratios—in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.
Finally, the profitability dimension provides a way to discern differences in the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.
We believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance relative to a cap-weighted measure of the market over time. We integrate these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability. We view ETFs as vehicles that are well suited to our systematic and transparent investment approach. The indexes developed for John Hancock Multifactor ETFs are designed to capture these dimensions over time, and the funds are designed to track their respective indexes.
What drives changes to the composition of the funds?
We make changes to the funds based on regularly scheduled reconstitutions, a semiannual process by which the list of stocks and their weights in each index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that the indexes that the funds track maintain their intended exposure to the dimensions of expected returns. In addition, we impose a maximum issuer cap in each index at the time of reconstitution to control stock-specific risk.
How did the broad equity market perform during the 12 months ended April 30, 2024?
The U.S. stock market produced positive returns in the period and outperformed both the developed international and emerging markets. Along the market capitalization dimension, U.S. small cap-stocks underperformed large caps, while mid caps outperformed small caps but underperformed large caps. Along the relative price dimension, U.S. large-cap value stocks underperformed large-cap growth stocks, and U.S. small-cap value outperformed small-cap growth. With respect to the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability in large caps, but they outperformed in the small-cap space.
Although currencies fluctuated considerably over the course of the period, the weakness in non-U.S. currencies relative to the U.S. dollar reduced returns for both developed- and emerging-market stocks.
JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF (JHMD)
On a NAV basis, the fund outperformed the MSCI EAFE Index, a cap-weighted benchmark used as a proxy for developed ex-U.S. stock markets. The fund’s emphasis on value stocks contributed positively to relative performance.
Compared with the MSCI EAFE Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector weightings were in financials, industrials, and consumer discretionary. We made changes to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes included increased weights in Toyota Motor Corp. and Novo Nordisk A/S and decreased weights in Shell PLC and E.ON SE.
JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF (JHEM)
On a NAV basis, the fund outperformed the MSCI Emerging Markets Index, a cap-weighted benchmark used as a proxy for emerging markets. The fund’s emphasis on value stocks contributed positively to relative performance at a time in which low relative price (value)
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	3

stocks outpaced high relative price (growth) stocks. The fund’s emphasis on stocks with higher profitability, which outperformed, also contributed positively. On a country basis, the fund’s underweight in China and overweight in India contributed to results.
Compared with the MSCI Emerging Markets Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector weightings were in ﬁnancials, information technology, and consumer discretionary. We made changes to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes included increased weights in Alibaba Group Holding, Ltd. and Tencent Holdings, Ltd. and decreased weights in Yum China Holdings, Inc. and Samsung Electronics Company, Ltd.
JOHN HANCOCK MULTIFACTOR LARGE CAP ETF (JHML)
On a NAV basis, the fund underperformed the Russell 1000 Index, a cap-weighted benchmark used as a proxy for the broad large-cap U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations, which lagged the index, detracted from relative performance as mid caps underperformed large caps.
Compared with the Russell 1000 Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations and higher profitability. In absolute terms, the fund’s largest sector weightings were in information technology, financials, and industrials. We made changes to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes included increased weights in Nvidia Corp and Amazon.com, Inc. and decreased weights in Apple, Inc. and Microsoft Corp.
JOHN HANCOCK MULTIFACTOR MID CAP ETF (JHMM)
On a NAV basis, the fund underperformed the Russell Midcap Index, a cap-weighted benchmark used as a proxy for the broad mid-cap U.S. stock market. The fund’s emphasis on stocks with smaller market capitalizations, which lagged the index, detracted from relative performance.
Compared with the Russell Midcap Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations and higher profitability. In absolute terms, the fund’s largest sector weightings were in industrials, financials, and information technology. We made changes to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes included increased weights in Vertiv Holdings Company and Vistra Corp. and decreased weights in ON Semiconductor Corp. (sold before period end) and D.R. Horton, Inc. (sold before period end).
JOHN HANCOCK MULTIFACTOR SMALL CAP ETF (JHSC)
On a NAV basis, the fund outperformed the Russell 2000 Index, a cap-weighted benchmark used as a proxy for the broad small-cap U.S. stock market. The fund’s lesser exposure to micro caps contributed positively to relative performance, as micro caps underperformed small caps for the period. The fund’s overweight in high profitability stocks contributed positively.
Compared with the Russell 2000 Index, the fund emphasizes stocks with higher profitability. In absolute terms, the fund’s largest sector weightings were in industrials, financials, and consumer discretionary. We made changes to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes included increased weights in Generac Holdings, Inc. and Crocs, Inc. and decreased weights in National Instruments Corp. (sold before period end) and TopBuild Corp. (sold before period end).
Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop or be maintained by market makers or authorized  participants.
MANAGED BY

Casey Baum
Rita Chen
Joseph Hohn
Andres Torres
4	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is calculated as follows: (i) for the time periods starting October 3, 2022, the NYSE Arca’s Official Closing Price or, if it more accurately reflects market price at the time as of which NAV is calculated, the bid/ask midpoint as of that time and (ii) for time periods preceding October 3, 2022, the bid/ask midpoint at 4 P.M., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
The views expressed in this report are exclusively those of the portfolio management team at Dimensional Fund Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share. A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share. Actual performance data provided for any MSCI IMI indexes in the market performance commentary are net dividends.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	5

Multifactor Developed International ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	10.12	6.14	6.73	34.73	61.66
Market price	8.92	5.98	6.64	33.71	60.66
John Hancock Dimensional Developed International Index[2]	11.00	6.91	7.50	39.68	70.52
MSCI EAFE Index[3]	9.28	6.18	6.89	34.97	63.45

[1]	From 12-15-16.
[2]	The John Hancock Dimensional Developed International Index is a rules-based index of large-cap stocks in developed markets outside of North America that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
SECTOR COMPOSITION (% of net assets)
Financials	19.5
Industrials	17.8
Consumer discretionary	12.0
Health care	9.0
Consumer staples	8.3
Materials	8.1
Information technology	6.6
Energy	6.3
Communication services	5.2
Utilities	4.3
Real estate	2.0
Short-term investments and other	0.9
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Developed International ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Novo Nordisk A/S, B Shares	1.8
Toyota Motor Corp.	1.6
TotalEnergies SE	1.6
ASML Holding NV	1.3
Shell PLC	1.2
Nestle SA	1.0
Wolters Kluwer NV	1.0
BP PLC	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.9
Novartis AG	0.8
TOTAL	12.1
The value of a $10,000 investment calculated at market value from inception through period end would be $16,066.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.43
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
6	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Emerging Markets ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	11.19	2.79	3.16	14.74	19.00
Market price	9.89	2.43	2.93	12.78	17.54
John Hancock Dimensional Emerging Markets Index[2]	13.02	4.05	4.23	21.98	26.07
MSCI Emerging Markets Index[3]	9.88	1.89	2.42	9.79	14.29

[1]	From 9-27-18.
[2]	The John Hancock Dimensional Emerging Markets Index is a rules-based index of large-cap stocks in emerging markets, which may include frontier markets (emerging markets in an earlier stage of development) that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
SECTOR COMPOSITION (% of total investments)
Financials	23.5
Information technology	19.0
Consumer discretionary	12.5
Materials	8.8
Communication services	8.4
Energy	6.9
Industrials	6.8
Consumer staples	6.0
Utilities	3.4
Health care	3.1
Real estate	1.1
Short-term investments	0.5
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Emerging Markets ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of total investments)
Taiwan Semiconductor Manufacturing Company, Ltd.	4.4
Samsung Electronics Company, Ltd.	3.6
Tencent Holdings, Ltd.	3.4
Reliance Industries, Ltd.	1.5
Alibaba Group Holding, Ltd.	1.3
Alibaba Group Holding, Ltd., ADR	1.3
HDFC Bank, Ltd.	1.2
ICICI Bank, Ltd.	1.0
China Construction Bank Corp., H Shares	0.9
Petroleo Brasileiro SA	0.8
TOTAL	19.4
The value of a $10,000 investment calculated at market value from inception through period end would be $11,754.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.58
Net (%)	0.49
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	7

Multifactor Large Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	19.95	11.91	12.73	75.56	179.86
Market price	20.04	11.92	12.73	75.58	179.95
John Hancock Dimensional Large Cap Index[2]	20.27	12.24	13.07	78.16	187.20
Russell 1000 Index[3]	22.82	12.87	13.56	83.16	198.23

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Large Cap Index is a rules-based index of large-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Index tracks the performance of 1,000 publicly traded large-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Information technology	22.6
Financials	14.9
Industrials	12.5
Health care	11.8
Consumer discretionary	10.1
Communication services	6.9
Consumer staples	6.1
Energy	4.8
Materials	3.9
Utilities	3.6
Real estate	2.7
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Microsoft Corp.	3.8
Apple, Inc.	3.4
Amazon.com, Inc.	2.5
NVIDIA Corp.	2.2
Alphabet, Inc., Class A	2.0
Meta Platforms, Inc., Class A	1.6
Eli Lilly & Company	1.1
Berkshire Hathaway, Inc., Class B	1.0
JPMorgan Chase & Co.	1.0
Broadcom, Inc.	1.0
TOTAL	19.6
The value of a $10,000 investment calculated at market value from inception through period end would be $27,995.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.32
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
8	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Mid Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	15.31	9.31	10.59	56.09	137.35
Market price	15.19	9.29	10.58	55.91	137.24
John Hancock Dimensional Mid Cap Index[2]	15.79	9.76	11.04	59.29	145.87
Russell Midcap Index[3]	16.35	9.06	10.42	54.25	134.29

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Mid Cap Index is a rules-based index of mid-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell Midcap Index tracks the performance of approximately 800 publicly traded mid-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Industrials	19.8
Financials	14.5
Information technology	13.8
Consumer discretionary	12.5
Health care	10.4
Materials	6.1
Energy	5.3
Utilities	5.0
Real estate	5.0
Consumer staples	4.6
Communication services	2.8
Short-term investments and other	0.2
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
United Rentals, Inc.	0.6
Ameriprise Financial, Inc.	0.5
The Hartford Financial Services Group, Inc.	0.5
Lennar Corp., A Shares	0.5
PulteGroup, Inc.	0.5
AMETEK, Inc.	0.5
Diamondback Energy, Inc.	0.5
CDW Corp.	0.4
Fastenal Company	0.4
Quanta Services, Inc.	0.4
TOTAL	4.8
The value of a $10,000 investment calculated at market value from inception through period end would be $23,724.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.42
Net (%)	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	9

Multifactor Small Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	15.43	7.29	6.94	42.15	54.42
Market price	15.46	7.30	6.95	42.20	54.50
John Hancock Dimensional Small Cap Index[2]	15.94	7.73	7.39	45.09	58.69
Russell 2000 Index[3]	13.32	5.83	5.98	32.75	45.67

[1]	From 11-8-17.
[2]	The John Hancock Dimensional Small Cap Index is a rules-based index of small-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Industrials	21.7
Financials	18.3
Consumer discretionary	13.9
Information technology	11.4
Health care	8.5
Materials	7.7
Energy	6.4
Real estate	5.2
Consumer staples	2.5
Utilities	2.5
Communication services	1.7
Short-term investments and other	0.2
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Small Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Generac Holdings, Inc.	0.7
Crocs, Inc.	0.7
NOV, Inc.	0.6
Exelixis, Inc.	0.6
OGE Energy Corp.	0.6
Cognex Corp.	0.6
Sprouts Farmers Market, Inc.	0.6
ATI, Inc.	0.6
Arrow Electronics, Inc.	0.6
Brixmor Property Group, Inc.	0.6
TOTAL	6.2
The value of a $10,000 investment calculated at market value from inception through period end would be $15,450.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.47
Net (%)	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2023, with the same investment held until April 30, 2024.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2024, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2023, with the same investment held until April 30, 2024. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2023	Ending value on 4-30-2024	Expenses paid during 4-30-2024[1]	Annualized expense ratio
Multifactor Developed International ETF
Actual expenses/actual returns	$1,000.00	$1,179.60	$2.11	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Multifactor Emerging Markets ETF
Actual expenses/actual returns	$1,000.00	$1,154.30	$2.62	0.49%
Hypothetical example for comparison purposes	1,000.00	1,022.40	2.46	0.49%
Multifactor Large Cap ETF
Actual expenses/actual returns	$1,000.00	$1,207.20	$1.59	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.46	0.29%
Multifactor Mid Cap ETF
Actual expenses/actual returns	$1,000.00	$1,215.40	$2.31	0.42%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.11	0.42%
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	11

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2023	Ending value on 4-30-2024	Expenses paid during 4-30-2024[1]	Annualized expense ratio
Multifactor Small Cap ETF
Actual expenses/actual returns	$1,000.00	$1,203.60	$2.30	0.42%
Hypothetical example for comparison purposes	1,000.00	1,022.80	2.11	0.42%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
12	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Funds’ investments
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

As of 4-30-24
	Shares or Principal Amount	Value
COMMON STOCKS - 98.5%		$692,998,035
(Cost $610,404,344)
Australia - 7.2%		50,346,415
Ampol, Ltd.	15,658	374,266
ANZ Group Holdings, Ltd.	89,285	1,632,638
APA Group	111,047	599,941
Aristocrat Leisure, Ltd.	22,021	570,829
ASX, Ltd.	7,286	300,949
BHP Group, Ltd.	131,868	3,684,593
BlueScope Steel, Ltd.	59,113	878,633
Brambles, Ltd.	123,749	1,174,810
carsales.com, Ltd.	20,114	441,854
Cochlear, Ltd.	6,159	1,300,187
Coles Group, Ltd.	80,227	844,987
Commonwealth Bank of Australia	53,013	3,942,923
Computershare, Ltd.	48,718	861,422
CSL, Ltd.	7,495	1,346,957
Dexus	36,245	167,574
EBOS Group, Ltd.	2,785	57,780
Endeavour Group, Ltd.	110,474	384,506
Fortescue, Ltd.	114,353	1,934,345
Goodman Group	32,124	661,044
Insurance Australia Group, Ltd.	438,125	1,832,157
Macquarie Group, Ltd.	9,816	1,194,937
Medibank Private, Ltd.	282,847	653,853
Mineral Resources, Ltd.	13,537	634,568
Mirvac Group	132,180	176,812
National Australia Bank, Ltd.	83,942	1,842,361
Northern Star Resources, Ltd.	103,910	1,008,061
Origin Energy, Ltd.	155,641	985,388
Pilbara Minerals, Ltd. (A)	220,915	582,412
Pro Medicus, Ltd.	2,322	167,983
Qantas Airways, Ltd. (B)	43,730	167,537
QBE Insurance Group, Ltd.	182,375	2,099,678
Ramsay Health Care, Ltd.	16,897	573,290
REA Group, Ltd.	4,819	562,132
Reece, Ltd.	24,391	441,096
Rio Tinto, Ltd.	23,548	1,995,308
Santos, Ltd.	423,530	2,117,647
Scentre Group	178,741	369,088
SEEK, Ltd.	12,931	203,789
Seven Group Holdings, Ltd.	12,875	318,112
Sonic Healthcare, Ltd.	54,860	953,637
South32, Ltd.	136,731	318,743
Stockland	97,741	282,433
Suncorp Group, Ltd.	113,956	1,229,835
Telstra Group, Ltd.	147,640	351,843
The GPT Group	70,065	191,996
The Lottery Corp., Ltd.	197,824	626,870
TPG Telecom, Ltd. (A)	37,110	108,679
Transurban Group	47,736	388,707
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
Treasury Wine Estates, Ltd.	72,033	$565,505
Vicinity, Ltd.	146,322	182,902
Wesfarmers, Ltd.	30,112	1,305,960
Westpac Banking Corp.	111,679	1,882,586
WiseTech Global, Ltd.	2,707	163,105
Woodside Energy Group, Ltd.	99,777	1,829,027
Woolworths Group, Ltd.	42,393	878,140
Austria - 0.2%		1,563,234
ANDRITZ AG	2,733	150,204
BAWAG Group AG (B)(C)	4,285	257,494
Erste Group Bank AG	8,766	411,196
EVN AG	2,822	87,053
OMV AG	5,493	262,423
Raiffeisen Bank International AG	4,897	91,004
Strabag SE, Bearer Shares	1,218	51,964
Telekom Austria AG (B)	4,102	35,308
Verbund AG	1,251	95,774
voestalpine AG	4,498	120,814
Belgium - 1.0%		7,254,653
Ackermans & van Haaren NV	2,924	504,928
Ageas SA/NV	32,794	1,512,703
Anheuser-Busch InBev SA/NV	36,247	2,176,599
D’ieteren Group	716	155,566
Elia Group SA/NV	503	48,593
KBC Group NV	16,909	1,263,788
Lotus Bakeries NV	19	191,578
Syensqo SA (B)	9,685	902,912
UCB SA (A)	1,579	210,283
Umicore SA (A)	7,172	159,968
Warehouses De Pauw CVA	4,790	127,735
Chile - 0.1%		563,025
Antofagasta PLC	20,346	563,025
Denmark - 3.2%		22,874,654
AP Moller - Maersk A/S, Series A	172	245,596
AP Moller - Maersk A/S, Series B	298	435,336
Carlsberg A/S, Class B	9,239	1,249,289
Coloplast A/S, B Shares	17,149	2,080,887
Danske Bank A/S	60,185	1,742,905
DSV A/S	6,823	976,007
Novo Nordisk A/S, B Shares	96,591	12,498,733
Novonesis A/S, B Shares	18,913	1,053,652
Orsted A/S (B)(C)	6,818	376,999
Svitzer A/S (B)	940	31,648
Vestas Wind Systems A/S (B)	80,846	2,183,602
Finland - 1.2%		8,506,073
Elisa OYJ	13,193	596,992
Fortum OYJ	57,279	758,220
Kesko OYJ, A Shares	10,978	192,976
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	13

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Finland (continued)
Kesko OYJ, B Shares	24,543	$420,669
Kone OYJ, Class B	13,968	684,036
Metso Corp.	62,509	713,493
Neste OYJ	15,302	349,158
Nokia OYJ	183,634	669,850
Nordea Bank ABP	155,120	1,825,312
Sampo OYJ, A Shares	11,895	482,294
Stora Enso OYJ, R Shares	75,430	1,012,202
UPM-Kymmene OYJ	16,701	587,870
Wartsila OYJ ABP	11,475	213,001
France - 11.1%		78,436,038
Air Liquide SA	8,363	1,644,280
Airbus SE	18,459	3,052,963
AXA SA (A)	69,793	2,420,873
BNP Paribas SA	64,503	4,663,050
Capgemini SE	17,314	3,663,722
Cie de Saint-Gobain SA	46,972	3,749,784
Credit Agricole SA	137,408	2,137,737
Danone SA	58,876	3,692,832
Dassault Systemes SE	27,561	1,091,259
Engie SA (A)	199,160	3,464,726
EssilorLuxottica SA	8,073	1,733,317
Hermes International SCA	907	2,183,042
Kering SA	4,947	1,745,561
L’Oreal SA	6,257	2,941,389
LVMH Moet Hennessy Louis Vuitton SE	7,374	6,105,872
Orange SA	407,780	4,545,496
Pernod Ricard SA	16,180	2,456,666
Safran SA	13,180	2,877,732
Sanofi	30,298	3,015,432
Sartorius Stedim Biotech	1,479	321,028
Schneider Electric SE	8,763	2,015,452
Thales SA	12,747	2,152,816
TotalEnergies SE	149,644	10,974,869
Vinci SA	49,083	5,786,140
Germany - 7.8%		54,733,435
adidas AG	9,678	2,342,833
Allianz SE	12,479	3,557,289
BASF SE	32,495	1,707,904
Bayer AG	60,713	1,775,490
Bayerische Motoren Werke AG	18,147	1,987,907
Beiersdorf AG	5,733	861,573
Continental AG	13,565	882,446
Daimler Truck Holding AG	60,310	2,728,422
Deutsche Bank AG	189,647	3,043,729
Deutsche Boerse AG	12,308	2,383,994
Deutsche Telekom AG	201,699	4,634,676
DHL Group	31,615	1,327,158
E.ON SE	169,248	2,244,008
Fresenius SE & Company KGaA	54,881	1,641,322
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Hannover Rueck SE	5,097	$1,266,572
Hapag-Lloyd AG (C)	3,487	643,162
Heidelberg Materials AG	10,993	1,112,424
Henkel AG & Company KGaA	8,695	624,302
Infineon Technologies AG	30,377	1,062,765
Mercedes-Benz Group AG	57,354	4,350,450
Merck KGaA	1,941	309,133
Muenchener Rueckversicherungs-Gesellschaft AG	5,911	2,605,243
Rheinmetall AG	2,038	1,127,047
RWE AG	32,913	1,148,322
SAP SE	14,778	2,681,494
Siemens AG	18,710	3,518,997
Siemens Healthineers AG (C)	5,663	315,474
Talanx AG	9,551	722,017
Volkswagen AG	2,424	344,199
Vonovia SE	61,354	1,783,083
Hong Kong - 1.7%		12,091,876
AIA Group, Ltd.	401,724	2,968,809
BOC Hong Kong Holdings, Ltd.	127,295	393,057
Budweiser Brewing Company APAC, Ltd. (C)	26,800	37,692
Chow Tai Fook Jewellery Group, Ltd.	196,400	270,197
CK Asset Holdings, Ltd.	148,469	638,774
CK Hutchison Holdings, Ltd.	171,773	840,065
CK Infrastructure Holdings, Ltd.	59,429	336,611
CLP Holdings, Ltd.	100,571	793,386
Galaxy Entertainment Group, Ltd.	29,641	134,349
Hang Seng Bank, Ltd.	26,089	346,577
Henderson Land Development Company, Ltd.	124,398	378,545
Hong Kong & China Gas Company, Ltd.	583,065	445,059
Link REIT	88,052	381,087
MTR Corp., Ltd.	55,913	184,799
Power Assets Holdings, Ltd.	128,573	740,579
Prudential PLC	36,573	321,022
Sun Hung Kai Properties, Ltd.	54,662	508,446
Swire Pacific, Ltd., Class A	27,500	233,820
Swire Pacific, Ltd., Class B	45,000	61,333
Swire Properties, Ltd.	100,401	209,244
Techtronic Industries Company, Ltd.	133,577	1,868,425
Ireland - 0.9%		6,351,676
AIB Group PLC	59,151	307,761
Bank of Ireland Group PLC	44,152	474,220
CRH PLC	3,628	283,289
Experian PLC	36,163	1,468,933
Flutter Entertainment PLC (B)	3,412	637,646
James Hardie Industries PLC, CHESS Depositary Interest (B)	16,572	583,355
Kerry Group PLC, Class A	2,322	200,610
Kingspan Group PLC	5,954	533,815
Smurfit Kappa Group PLC	42,735	1,862,047
14	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Israel - 0.4%		$3,037,851
Azrieli Group, Ltd.	549	35,610
Bank Hapoalim BM	71,173	645,666
Bank Leumi Le-Israel BM	89,210	700,305
CyberArk Software, Ltd. (B)	396	94,743
Elbit Systems, Ltd.	382	78,192
ICL Group, Ltd.	25,336	119,605
Israel Discount Bank, Ltd., Class A	47,196	243,791
Mizrahi Tefahot Bank, Ltd.	9,139	334,713
Nice, Ltd. (B)	825	185,094
Teva Pharmaceutical Industries, Ltd. (B)	36,538	516,091
Wix.com, Ltd. (B)	707	84,041
Italy - 2.5%		17,302,958
Assicurazioni Generali SpA	16,095	394,099
Banco BPM SpA	66,230	437,929
Davide Campari-Milano NV	30,088	303,056
Enel SpA	226,477	1,496,794
Eni SpA	152,774	2,472,520
Ferrari NV	4,116	1,704,080
FinecoBank SpA	52,242	806,615
Infrastrutture Wireless Italiane SpA (C)	17,416	187,710
Intesa Sanpaolo SpA	485,395	1,830,024
Leonardo SpA	22,672	524,355
Mediobanca Banca di Credito Finanziario SpA	82,913	1,183,541
Moncler SpA	11,739	804,829
Nexi SpA (B)(C)	9,474	55,493
Poste Italiane SpA (C)	34,448	439,056
PRADA SpA	46,200	379,822
Prysmian SpA	13,584	743,374
Recordati Industria Chimica e Farmaceutica SpA	5,840	312,533
Snam SpA	82,599	379,948
Terna - Rete Elettrica Nazionale	83,865	674,697
UniCredit SpA (A)	58,756	2,172,483
Japan - 24.5%		172,106,258
Advantest Corp.	27,700	879,415
Aeon Company, Ltd.	24,600	516,183
AGC, Inc.	25,400	941,494
Aisin Corp.	20,100	765,477
Ajinomoto Company, Inc.	16,600	619,738
ANA Holdings, Inc.	23,200	442,284
Asahi Group Holdings, Ltd.	12,600	432,771
Asahi Intecc Company, Ltd.	13,200	195,360
Asahi Kasei Corp.	104,500	730,799
Asics Corp.	12,900	554,151
Astellas Pharma, Inc.	27,200	261,690
Bandai Namco Holdings, Inc.	18,603	350,155
Bridgestone Corp.	37,600	1,667,527
Canon, Inc.	28,700	780,580
Capcom Company, Ltd.	30,200	503,093
Central Japan Railway Company	29,220	671,615
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Chubu Electric Power Company, Inc.	63,200	$813,269
Chugai Pharmaceutical Company, Ltd.	17,400	558,383
Concordia Financial Group, Ltd.	100,800	545,556
Dai Nippon Printing Company, Ltd.	25,424	744,149
Daifuku Company, Ltd.	20,900	433,234
Dai-ichi Life Holdings, Inc.	35,100	813,903
Daiichi Sankyo Company, Ltd.	26,100	889,654
Daikin Industries, Ltd.	7,447	1,029,041
Daito Trust Construction Company, Ltd.	5,486	589,684
Daiwa House Industry Company, Ltd.	38,900	1,097,550
Daiwa Securities Group, Inc.	122,600	905,292
Denso Corp.	52,400	896,226
Dentsu Group, Inc.	24,100	653,785
Disco Corp.	3,294	958,696
East Japan Railway Company	51,000	937,585
Ebara Corp.	4,100	341,569
Eisai Company, Ltd.	3,572	147,588
ENEOS Holdings, Inc.	386,700	1,796,073
FANUC Corp.	12,650	371,948
Fast Retailing Company, Ltd.	5,357	1,414,440
Fuji Electric Company, Ltd.	15,693	984,471
FUJIFILM Holdings Corp.	39,000	836,927
Fujitsu, Ltd.	45,000	696,454
GMO Payment Gateway, Inc.	3,800	177,051
Hamamatsu Photonics KK	11,800	435,737
Hankyu Hanshin Holdings, Inc.	26,700	701,413
Hikari Tsushin, Inc.	1,441	235,611
Hitachi Construction Machinery Company, Ltd.	17,300	498,887
Hitachi, Ltd.	31,300	2,907,927
Honda Motor Company, Ltd.	172,162	1,982,382
Hoshizaki Corp.	5,300	183,588
Hoya Corp.	13,200	1,549,290
Hulic Company, Ltd.	84,400	781,973
Ibiden Company, Ltd.	9,300	360,145
Idemitsu Kosan Company, Ltd.	167,095	1,140,937
Inpex Corp.	106,900	1,625,255
Isuzu Motors, Ltd.	113,100	1,437,063
ITOCHU Corp.	21,900	993,095
Japan Airlines Company, Ltd.	23,800	423,398
Japan Exchange Group, Inc.	43,200	1,017,649
Japan Post Bank Company, Ltd.	30,900	314,861
Japan Post Holdings Company, Ltd.	53,200	510,820
Japan Post Insurance Company, Ltd.	16,200	303,843
Japan Real Estate Investment Corp.	50	170,305
Japan Tobacco, Inc.	42,400	1,143,761
JFE Holdings, Inc.	76,600	1,149,256
JSR Corp. (B)	11,200	308,389
Kajima Corp.	48,600	936,700
Kao Corp.	7,300	302,688
Kawasaki Kisen Kaisha, Ltd.	33,900	476,300
KDDI Corp.	52,500	1,467,925
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	15

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Keisei Electric Railway Company, Ltd.	8,400	$314,563
Keyence Corp.	2,870	1,282,121
Kikkoman Corp.	18,500	221,897
Kintetsu Group Holdings Company, Ltd.	9,800	252,528
Kirin Holdings Company, Ltd.	42,700	624,226
Kobe Bussan Company, Ltd.	12,500	272,059
Komatsu, Ltd.	59,100	1,785,788
Konami Group Corp.	8,700	528,198
Kubota Corp.	30,000	485,273
Kyocera Corp.	43,300	531,740
Kyowa Kirin Company, Ltd.	6,900	116,151
Lasertec Corp.	2,700	593,652
LY Corp.	69,500	169,196
M3, Inc.	12,800	137,586
Makita Corp.	18,400	538,209
Marubeni Corp.	58,700	1,053,403
MatsukiyoCocokara & Company	13,600	194,193
Mazda Motor Corp.	106,700	1,223,187
MEIJI Holdings Company, Ltd.	30,200	676,485
MINEBEA MITSUMI, Inc.	49,100	930,268
Mitsubishi Chemical Group Corp.	254,100	1,487,962
Mitsubishi Corp.	124,400	2,861,678
Mitsubishi Electric Corp.	50,100	882,835
Mitsubishi Estate Company, Ltd.	28,600	528,509
Mitsubishi HC Capital, Inc.	159,700	1,038,687
Mitsubishi Heavy Industries, Ltd.	123,000	1,107,950
Mitsubishi Motors Corp.	76,400	241,971
Mitsubishi UFJ Financial Group, Inc.	341,270	3,425,387
Mitsui & Company, Ltd.	46,200	2,242,696
Mitsui Chemicals, Inc.	22,200	635,394
Mitsui Fudosan Company, Ltd.	69,900	716,479
Mitsui O.S.K. Lines, Ltd.	30,900	979,830
Mizuho Financial Group, Inc.	67,000	1,299,425
MonotaRO Company, Ltd.	18,000	218,587
MS&AD Insurance Group Holdings, Inc.	45,900	830,263
Murata Manufacturing Company, Ltd.	28,400	524,001
NEC Corp.	9,703	709,081
Nexon Company, Ltd.	3,800	59,681
Nidec Corp.	6,200	290,488
Nintendo Company, Ltd.	29,270	1,435,925
Nippon Building Fund, Inc.	50	191,593
Nippon Express Holdings, Inc.	13,200	676,588
Nippon Paint Holdings Company, Ltd.	12,400	80,019
Nippon Sanso Holdings Corp.	20,200	603,953
Nippon Steel Corp.	51,400	1,156,594
Nippon Telegraph & Telephone Corp.	1,595,750	1,731,987
Nippon Yusen KK	38,100	1,081,273
Nissan Chemical Corp.	11,500	394,770
Nissan Motor Company, Ltd.	151,900	561,499
Nissin Foods Holdings Company, Ltd.	8,948	239,102
Nitori Holdings Company, Ltd.	6,401	864,164
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Nitto Denko Corp.	8,594	$713,777
Nomura Holdings, Inc.	104,200	595,939
Nomura Real Estate Master Fund, Inc.	165	158,116
Nomura Research Institute, Ltd.	26,500	645,808
NTT Data Group Corp.	23,000	361,592
Obayashi Corp.	70,100	784,903
Obic Company, Ltd.	2,100	271,700
Odakyu Electric Railway Company, Ltd.	17,800	200,775
Olympus Corp.	17,100	239,116
Omron Corp.	4,700	163,073
Ono Pharmaceutical Company, Ltd.	9,765	141,233
Oracle Corp. Japan	3,200	241,884
Oriental Land Company, Ltd.	25,400	704,063
ORIX Corp.	41,900	862,949
Osaka Gas Company, Ltd.	62,000	1,378,960
Otsuka Corp.	20,800	416,093
Otsuka Holdings Company, Ltd.	11,400	488,411
Pan Pacific International Holdings Corp.	32,900	778,988
Panasonic Holdings Corp.	81,204	713,144
Rakuten Group, Inc. (B)	35,900	174,179
Recruit Holdings Company, Ltd.	35,300	1,548,252
Renesas Electronics Corp.	31,800	531,162
Resona Holdings, Inc.	176,200	1,120,810
Ricoh Company, Ltd.	50,400	437,655
SBI Holdings, Inc.	30,500	746,583
SCREEN Holdings Company, Ltd.	4,100	432,237
SCSK Corp.	10,800	197,346
Secom Company, Ltd.	5,761	401,969
Seiko Epson Corp.	37,800	625,496
Sekisui Chemical Company, Ltd.	50,900	744,424
Sekisui House, Ltd.	47,800	1,101,406
Seven & i Holdings Company, Ltd.	113,800	1,475,245
SG Holdings Company, Ltd.	25,300	296,545
Shimadzu Corp.	25,400	695,831
Shimano, Inc.	1,686	276,581
Shin-Etsu Chemical Company, Ltd.	48,390	1,904,973
Shionogi & Company, Ltd.	7,671	359,457
Shiseido Company, Ltd.	5,877	157,415
SMC Corp.	845	448,476
SoftBank Corp.	74,900	909,566
SoftBank Group Corp.	37,336	1,877,892
Sompo Holdings, Inc.	47,700	945,725
Sony Group Corp.	31,800	2,644,190
Square Enix Holdings Company, Ltd.	5,400	196,214
Subaru Corp.	90,300	2,026,751
SUMCO Corp.	23,300	352,983
Sumitomo Corp.	37,900	1,000,696
Sumitomo Electric Industries, Ltd.	65,700	1,019,119
Sumitomo Metal Mining Company, Ltd.	32,900	1,110,988
Sumitomo Mitsui Financial Group, Inc.	41,900	2,391,015
Sumitomo Mitsui Trust Holdings, Inc.	50,350	1,061,617
16	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Sumitomo Realty & Development Company, Ltd.	23,500	$820,144
Suntory Beverage & Food, Ltd.	11,100	361,571
Suzuki Motor Corp.	102,800	1,202,649
Sysmex Corp.	29,544	475,644
T&D Holdings, Inc.	51,400	841,723
Taisei Corp.	20,961	768,830
Takeda Pharmaceutical Company, Ltd.	59,047	1,558,302
TDK Corp.	14,900	670,744
Terumo Corp.	21,300	364,576
The Chiba Bank, Ltd.	70,000	593,842
The Kansai Electric Power Company, Inc.	135,100	2,024,804
TIS, Inc.	17,300	371,142
Tobu Railway Company, Ltd.	11,000	219,140
Toho Company, Ltd.	5,400	181,390
Tokio Marine Holdings, Inc.	66,000	2,093,261
Tokyo Century Corp.	27,300	272,540
Tokyo Electric Power Company Holdings, Inc. (B)	213,400	1,338,590
Tokyo Electron, Ltd.	12,071	2,693,951
Tokyo Gas Company, Ltd.	76,300	1,715,920
Tokyu Corp.	45,300	537,877
TOPPAN Holdings, Inc.	29,000	690,700
Toray Industries, Inc.	183,600	842,601
TOTO, Ltd.	9,500	259,225
Toyo Suisan Kaisha, Ltd.	1,800	112,565
Toyota Industries Corp.	5,500	525,307
Toyota Motor Corp.	486,140	11,238,697
Toyota Tsusho Corp.	14,200	909,580
Trend Micro, Inc.	11,900	590,595
Unicharm Corp.	14,200	423,839
USS Company, Ltd.	40,800	312,679
West Japan Railway Company	63,962	1,216,930
Yakult Honsha Company, Ltd.	10,000	196,105
Yamaha Motor Company, Ltd.	174,400	1,635,779
Yamato Holdings Company, Ltd.	18,300	242,698
Yaskawa Electric Corp.	21,600	903,174
Zensho Holdings Company, Ltd.	5,200	202,726
ZOZO, Inc.	13,400	289,944
Luxembourg - 0.2%		1,575,225
ArcelorMittal SA	57,922	1,461,002
Tenaris SA	6,815	114,223
Macau - 0.0%		95,535
Sands China, Ltd. (B)	40,000	95,535
Netherlands - 4.6%		32,097,068
Adyen NV (B)(C)	549	663,448
Argenx SE (B)	591	221,680
Argenx SE, Additional Offering (B)	42	15,754
ASM International NV	4,019	2,557,762
ASML Holding NV	10,057	8,954,395
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Netherlands (continued)
Heineken Holding NV (A)	12,295	$993,213
Heineken NV	7,077	690,875
ING Groep NV	123,259	1,958,733
Koninklijke Ahold Delhaize NV	62,923	1,913,455
Koninklijke Philips NV (B)	54,391	1,468,479
Prosus NV (B)	40,135	1,352,231
Stellantis NV	157,830	3,523,703
Universal Music Group NV	29,713	880,046
Wolters Kluwer NV	45,870	6,903,294
New Zealand - 0.2%		1,336,554
Auckland International Airport, Ltd.	31,798	147,709
Fisher & Paykel Healthcare Corp., Ltd.	15,243	256,801
Infratil, Ltd.	19,132	123,629
Mainfreight, Ltd.	1,660	66,797
Mercury NZ, Ltd.	14,621	55,200
Meridian Energy, Ltd.	36,897	131,003
Spark New Zealand, Ltd.	63,763	179,980
Xero, Ltd. (B)	4,736	375,435
Norway - 0.5%		3,359,626
Adevinta ASA (B)	9,572	98,018
Aker BP ASA	23,610	579,902
DNB Bank ASA	31,106	545,204
Equinor ASA	34,370	927,828
Gjensidige Forsikring ASA	2,231	36,001
Kongsberg Gruppen ASA	1,698	120,517
Mowi ASA	6,664	117,915
Norsk Hydro ASA	38,737	241,010
Orkla ASA	12,067	82,596
Salmar ASA	1,122	71,074
Schibsted ASA, A Shares	1,276	36,618
Schibsted ASA, B Shares	1,479	41,562
Telenor ASA	21,813	251,927
Var Energi ASA	11,307	37,145
Yara International ASA	6,010	172,309
Portugal - 0.3%		1,770,085
EDP - Energias de Portugal SA	91,507	344,997
Galp Energia SGPS SA	55,663	1,202,257
Jeronimo Martins SGPS SA	10,770	222,831
Singapore - 1.4%		9,945,896
CapitaLand Ascendas REIT	111,192	211,988
CapitaLand Integrated Commercial Trust	178,559	256,627
CapitaLand Investment, Ltd.	59,300	115,665
DBS Group Holdings, Ltd.	73,713	1,886,404
Genting Singapore, Ltd.	453,000	303,938
Grab Holdings, Ltd., Class A (B)	44,393	155,376
Great Eastern Holdings, Ltd.	6,800	91,149
Jardine Cycle & Carriage, Ltd.	17,500	340,055
Keppel, Ltd.	147,700	745,134
Mapletree Logistics Trust	96,700	95,725
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	17

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Singapore (continued)
Mapletree Pan Asia Commercial Trust	92,800	$85,740
Oversea-Chinese Banking Corp., Ltd.	148,368	1,550,316
Sea, Ltd., ADR (B)	4,456	281,575
Sembcorp Industries, Ltd.	52,700	207,515
Singapore Airlines, Ltd. (A)	103,600	496,824
Singapore Exchange, Ltd.	95,900	658,203
Singapore Technologies Engineering, Ltd.	134,900	398,641
Singapore Telecommunications, Ltd.	126,000	219,894
United Overseas Bank, Ltd.	75,824	1,690,229
Wilmar International, Ltd.	65,400	154,898
Spain - 3.2%		22,858,252
Aena SME SA (A)(C)	2,679	491,552
Amadeus IT Group SA	27,889	1,782,062
Banco Bilbao Vizcaya Argentaria SA	374,382	4,073,133
Banco Santander SA (A)	563,124	2,753,496
CaixaBank SA	130,500	690,988
Cellnex Telecom SA (B)(C)	15,682	520,646
EDP Renovaveis SA	2,919	40,169
Ferrovial SE	29,651	1,071,606
Iberdrola SA (A)	117,239	1,442,868
Industria de Diseno Textil SA (A)	42,607	1,952,140
Naturgy Energy Group SA (A)	10,239	259,688
Repsol SA	235,192	3,703,029
Telefonica SA	906,523	4,076,875
Sweden - 2.9%		20,391,755
Alfa Laval AB (A)	4,319	186,361
Assa Abloy AB, B Shares (A)	15,049	404,473
Atlas Copco AB, A Shares	94,143	1,676,423
Atlas Copco AB, B Shares (A)	52,451	800,439
Axfood AB	6,229	161,969
Beijer Ref AB (A)	16,908	244,087
Boliden AB (A)	25,505	855,364
Castellum AB (A)(B)	30,413	369,360
Epiroc AB, A Shares	22,075	415,921
Epiroc AB, B Shares	13,500	227,052
EQT AB	4,877	134,323
Essity AB, B Shares	16,667	416,983
Evolution AB (C)	4,607	517,117
Fastighets AB Balder, B Shares (B)	39,027	252,170
Getinge AB, B Shares (A)	12,163	260,416
Hennes & Mauritz AB, B Shares (A)	25,182	405,517
Hexagon AB, B Shares (A)	40,221	427,828
Holmen AB, B Shares (A)	7,714	303,334
Indutrade AB	23,837	560,748
Lifco AB, B Shares	7,373	181,371
Nibe Industrier AB, B Shares (A)	21,529	101,212
Saab AB, B Shares (A)	4,863	389,274
Sagax AB, B Shares	16,516	418,622
Sandvik AB (A)	49,423	1,002,788
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Sweden (continued)
Skandinaviska Enskilda Banken AB, A Shares (A)	45,877	$607,324
Skandinaviska Enskilda Banken AB, C Shares	459	6,139
Skanska AB, B Shares	43,580	761,744
SKF AB, B Shares	44,420	930,821
SSAB AB, A Shares (A)	24,729	140,724
SSAB AB, B Shares (A)	62,298	353,608
Svenska Cellulosa AB SCA, B Shares	37,609	555,265
Svenska Handelsbanken AB, A Shares	53,296	467,024
Svenska Handelsbanken AB, B Shares (A)	2,291	24,797
Swedbank AB, A Shares	34,391	665,517
Swedish Orphan Biovitrum AB (B)	13,632	354,465
Tele2 AB, B Shares	65,951	619,498
Telefonaktiebolaget LM Ericsson, B Shares	65,643	336,232
Telia Company AB	129,611	298,288
Trelleborg AB, B Shares (A)	22,232	796,438
Volvo AB, A Shares	18,105	482,980
Volvo AB, B Shares	85,461	2,206,621
Volvo Car AB, B Shares (A)(B)	22,347	71,118
Switzerland - 9.3%		65,202,874
ABB, Ltd.	71,447	3,496,981
Alcon, Inc.	43,992	3,410,381
Chocoladefabriken Lindt & Spruengli AG	9	1,044,104
Cie Financiere Richemont SA, A Shares	15,863	2,212,155
Coca-Cola HBC AG (B)	12,386	401,687
DSM-Firmenich AG	6,375	720,501
Givaudan SA	576	2,478,216
Glencore PLC	642,783	3,764,335
Holcim, Ltd. (B)	47,285	3,979,127
Kuehne + Nagel International AG	5,407	1,436,718
Lonza Group AG	1,912	1,064,041
Nestle SA	69,490	6,985,747
Novartis AG	59,690	5,795,556
Partners Group Holding AG	2,080	2,697,661
Roche Holding AG	17,983	4,325,410
Roche Holding AG, Bearer Shares	1,281	336,330
Schindler Holding AG	1,621	396,788
Schindler Holding AG, Participation Certificates	3,550	890,258
Sika AG	8,785	2,522,042
STMicroelectronics NV	106,020	4,267,508
Straumann Holding AG	8,679	1,163,950
Swiss Re AG	35,524	3,866,331
Swisscom AG	5,145	2,824,519
UBS Group AG	99,137	2,623,404
Zurich Insurance Group AG	5,160	2,499,124
United Arab Emirates - 0.0%		0
NMC Health PLC (B)(D)	5,181	0
United Kingdom - 14.1%		99,119,227
3i Group PLC	106,012	3,817,688
18	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
Admiral Group PLC	30,202	$1,032,038
Anglo American PLC	43,039	1,419,497
Ashtead Group PLC	38,047	2,783,162
Associated British Foods PLC	30,629	1,018,632
AstraZeneca PLC	32,805	4,954,684
Auto Trader Group PLC (C)	83,102	726,729
Aviva PLC	246,727	1,438,731
BAE Systems PLC	46,563	777,191
Barclays PLC	1,205,594	3,059,929
BP PLC	964,661	6,285,916
British American Tobacco PLC	105,492	3,105,480
BT Group PLC	1,183,936	1,521,010
Bunzl PLC	20,748	798,614
Centrica PLC	888,879	1,424,097
Coca-Cola Europacific Partners PLC	19,303	1,389,054
Compass Group PLC	42,296	1,182,089
Croda International PLC	8,087	466,815
Diageo PLC	71,793	2,495,054
Entain PLC	36,400	358,519
GSK PLC	109,370	2,291,135
Haleon PLC	237,267	1,008,634
Halma PLC	22,883	632,371
HSBC Holdings PLC	585,881	5,103,000
Imperial Brands PLC	85,882	1,966,318
Informa PLC	128,951	1,284,947
InterContinental Hotels Group PLC	7,646	751,746
Intertek Group PLC	15,412	954,100
JD Sports Fashion PLC	222,275	321,740
Legal & General Group PLC	535,088	1,581,225
Lloyds Banking Group PLC	2,340,079	1,520,738
London Stock Exchange Group PLC	10,993	1,217,642
Melrose Industries PLC	79,725	630,711
Mondi PLC	58,048	1,104,083
National Grid PLC	130,599	1,713,790
NatWest Group PLC	436,612	1,659,247
Next PLC	16,018	1,806,730
Pearson PLC	53,325	650,082
Reckitt Benckiser Group PLC	11,039	617,589
RELX PLC	65,814	2,721,971
Rentokil Initial PLC	152,115	775,407
Rio Tinto PLC	35,784	2,451,837
Rolls-Royce Holdings PLC (B)	160,413	829,758
Schroders PLC	85,728	378,711
Segro PLC	42,672	453,101
Severn Trent PLC	24,625	760,680
Shell PLC	240,999	8,639,590
Smith & Nephew PLC	34,431	422,074
Spirax-Sarco Engineering PLC	4,446	492,407
SSE PLC	82,456	1,720,617
Standard Chartered PLC	255,921	2,210,475
Tesco PLC	653,296	2,423,808
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
The Sage Group PLC	60,954	$889,933
Unilever PLC	77,818	4,034,010
United Utilities Group PLC	41,530	543,159
Vodafone Group PLC	1,067,807	904,652
Whitbread PLC	20,810	825,233
Wise PLC, Class A (B)	10,623	103,287
WPP PLC	65,985	667,760
United States - 0.0%		77,792

Carnival PLC (B)	5,726	77,792

PREFERRED SECURITIES - 0.6%		$4,437,254
(Cost $4,980,129)
Germany - 0.6%		4,437,254
Bayerische Motoren Werke AG	3,799	391,991
Dr. Ing. h.c. F. Porsche AG (C)	1,665	149,011
Henkel AG & Company KGaA	15,225	1,212,159
Porsche Automobil Holding SE	14,195	727,482
Sartorius AG	1,810	546,347
Volkswagen AG	11,454	1,410,264

SHORT-TERM INVESTMENTS - 1.5%		$10,628,136
(Cost $10,628,739)
Short-term funds - 1.5%		10,628,136
John Hancock Collateral Trust, 5.4256% (E)(F)	941,728	9,414,272

State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2338% (E)	1,213,864	1,213,864
Total investments (Multifactor Developed International ETF) (Cost $626,013,212) - 100.6%		$708,063,425
Other assets and liabilities, net - (0.6%)		(4,186,468)
Total net assets - 100.0%		$703,876,957

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	All or a portion of this security is on loan as of 4-30-24.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 4-30-24.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	19

MULTIFACTOR EMERGING MARKETS ETF

As of 4-30-24
	Shares or Principal Amount	Value
COMMON STOCKS - 99.0%		$671,519,714
(Cost $586,861,700)
Brazil - 3.8%		25,810,683
Ambev SA	298,500	699,731
Atacadao SA	42,900	92,453
B3 SA - Brasil Bolsa Balcao	403,600	840,201
Banco Bradesco SA	178,305	425,199
Banco BTG Pactual SA	78,048	502,943
Banco do Brasil SA	207,400	1,097,202
BB Seguridade Participacoes SA	109,600	680,890
BRF SA (A)	19,700	64,158
Caixa Seguridade Participacoes S/A	40,400	122,063
CCR SA	111,700	265,721
Centrais Eletricas Brasileiras SA	70,437	514,508
Cia de Saneamento Basico do Estado de Sao Paulo	33,800	527,043
Cia Energetica de Minas Gerais	49,645	109,575
Cia Paranaense de Energia	14,700	23,256
Cia Siderurgica Nacional SA	76,700	205,989
Cosan SA	76,300	213,453
CPFL Energia SA	32,700	201,256
Energisa SA	23,602	205,369
Eneva SA (A)	36,800	87,898
Engie Brasil Energia SA	46,625	367,919
Equatorial Energia SA	86,746	511,964
Hapvida Participacoes e Investimentos SA (A)(B)	452,707	322,295
Hypera SA	38,400	218,705
JBS SA	123,300	557,611
Klabin SA	97,700	434,298
Localiza Rent a Car SA	82,775	783,018
Natura & Company Holding SA	100,000	320,079
Neoenergia SA	14,100	52,177
Petroleo Brasileiro SA	566,100	4,834,093
PRIO SA	75,800	701,974
Raia Drogasil SA	181,372	895,120
Rede D’Or Sao Luiz SA (B)	51,336	257,517
Rumo SA (A)	114,990	447,261
Suzano SA	91,165	1,028,247
Telefonica Brasil SA	65,800	600,986
TIM SA	143,000	485,854
Ultrapar Participacoes SA	44,500	221,938
Vale SA	395,300	4,826,945
Vibra Energia SA	48,400	219,070
WEG SA	110,700	844,704
Chile - 0.4%		2,683,380
Banco de Chile	3,687,829	410,787
Banco de Credito e Inversiones SA	8,584	251,397
Banco Santander Chile	4,114,036	187,178
Cencosud SA	261,937	450,698
Cia Sud Americana de Vapores SA	1,634,606	128,054
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Chile (continued)
Empresas CMPC SA	168,938	$335,014
Empresas COPEC SA	38,062	272,736
Enel Americas SA	2,304,003	216,881
Enel Chile SA	3,848,926	229,462
Falabella SA (A)	74,841	201,173
China - 21.4%		144,921,639
360 Security Technology, Inc., Class A	28,900	34,042
Agricultural Bank of China, Ltd., H Shares	3,727,000	1,672,604
Aier Eye Hospital Group Company, Ltd., A Shares	85,043	151,496
Alibaba Group Holding, Ltd.	939,400	8,930,137
Alibaba Group Holding, Ltd., ADR	113,497	8,495,250
Aluminum Corp. of China, Ltd., H Shares	764,000	510,883
Anhui Conch Cement Company, Ltd., H Shares	213,000	497,287
Anhui Gujing Distillery Company, Ltd., A Shares	2,700	101,132
Anhui Yingjia Distillery Company, Ltd., Class A	1,800	17,648
ANTA Sports Products, Ltd.	169,600	1,945,113
Baidu, Inc., Class A (A)	243,250	3,256,313
Bank of Beijing Company, Ltd., Class A	147,400	113,580
Bank of Chengdu Company, Ltd., Class A	14,500	29,635
Bank of China, Ltd., H Shares	8,241,000	3,719,471
Bank of Communications Company, Ltd., H Shares	2,569,000	1,859,119
Bank of Hangzhou Company, Ltd., A Shares	41,300	73,572
Bank of Jiangsu Company, Ltd., Class A	122,800	137,019
Bank of Nanjing Company, Ltd., Class A	84,000	108,110
Bank of Ningbo Company, Ltd., A Shares	72,115	228,350
Bank of Shanghai Company, Ltd., A Shares	128,200	129,236
Baoshan Iron & Steel Company, Ltd., A Shares	244,700	234,850
Beijing Kingsoft Office Software, Inc., Class A	1,712	73,289
Beijing Tongrentang Company, Ltd., Class A	2,700	15,783
Beijing Wantai Biological Pharmacy Enterprise Company, Ltd., Class A	1,960	18,481
Beijing-Shanghai High Speed Railway Company, Ltd., A Shares	65,100	45,758
BOE Technology Group Company, Ltd., A Shares	397,900	239,570
BYD Company, Ltd., H Shares	102,500	2,825,525
BYD Electronic International Company, Ltd.	51,000	173,452
Changchun High-Tech Industry Group Company, Ltd., A Shares	3,000	46,838
Chaozhou Three-Circle Group Company, Ltd., Class A	4,500	17,350
China CITIC Bank Corp., Ltd., H Shares	1,651,000	971,027
China Coal Energy Company, Ltd., H Shares	352,000	355,546
China Construction Bank Corp., H Shares	9,070,000	5,914,310
China Eastern Airlines Corp., Ltd., H Shares (A)(C)	210,000	54,506
China Energy Engineering Corp., Ltd., H Shares	714,000	72,119
China Everbright Bank Company, Ltd., H Shares	510,000	155,194
China Galaxy Securities Company, Ltd., H Shares	389,000	212,375
China Hongqiao Group, Ltd. (C)	356,000	496,139
20	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
China International Capital Corp., Ltd., H Shares (B)	255,600	$311,117
China Life Insurance Company, Ltd., H Shares	919,000	1,224,362
China Longyuan Power Group Corp., Ltd., H Shares	659,000	464,263
China Mengniu Dairy Company, Ltd. (A)	355,000	745,295
China Merchants Bank Company, Ltd., H Shares	402,000	1,765,547
China Merchants Energy Shipping Company, Ltd., A Shares	19,200	22,616
China Merchants Expressway Network & Technology Holdings Company, Ltd., A Shares	13,300	20,350
China Merchants Securities Company, Ltd., H Shares (B)	107,340	89,619
China Merchants Shekou Industrial Zone Holdings Company, Ltd., A Shares	53,600	62,693
China Minsheng Banking Corp., Ltd., H Shares	1,084,500	397,959
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	23,100	61,566
China Pacific Insurance Group Company, Ltd., H Shares	422,400	933,242
China Petroleum & Chemical Corp., H Shares	2,962,000	1,787,531
China Railway Signal & Communication Corp., Ltd., H Shares (B)	62,000	24,178
China Resources Microelectronics, Ltd., Class A	7,254	36,553
China Resources Mixc Lifestyle Services, Ltd. (B)	41,600	148,131
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	2,700	22,360
China Shenhua Energy Company, Ltd., H Shares	478,500	2,000,582
China Southern Airlines Company, Ltd., H Shares (A)(C)	208,000	75,528
China Tourism Group Duty Free Corp., Ltd., H Shares (B)(C)	10,500	93,371
China Tower Corp., Ltd., H Shares (B)	8,730,000	1,026,901
China Vanke Company, Ltd., H Shares (C)	335,572	198,652
China Zheshang Bank Company, Ltd., H Shares (C)	143,700	41,523
Chongqing Zhifei Biological Products Company, Ltd., A Shares	21,250	103,000
CITIC Securities Company, Ltd., H Shares	176,750	283,841
CITIC, Ltd.	747,000	713,457
CMOC Group, Ltd., H Shares	633,000	600,529
Contemporary Amperex Technology Company, Ltd., A Shares	19,560	547,242
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares (C)	82,000	96,561
COSCO SHIPPING Holdings Company, Ltd., H Shares	740,699	962,193
CSC Financial Company, Ltd., H Shares (B)	142,000	108,935
CSPC Pharmaceutical Group, Ltd.	1,857,840	1,539,253
Daqin Railway Company, Ltd., Class A	67,300	64,312
East Money Information Company, Ltd., A Shares	68,106	122,735
ENN Energy Holdings, Ltd.	138,300	1,196,235
ENN Natural Gas Company, Ltd., Class A	11,900	29,678
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Eve Energy Company, Ltd., A Shares	12,400	$63,306
Everbright Securities Company, Ltd., H Shares (B)	26,600	18,774
Flat Glass Group Company, Ltd., H Shares	48,000	116,729
Focus Media Information Technology Company, Ltd., A Shares	32,900	29,531
Foshan Haitian Flavouring & Food Company, Ltd., Class A	19,564	106,067
Founder Securities Company, Ltd., A Shares	19,100	23,712
Foxconn Industrial Internet Company, Ltd., Class A	66,500	224,988
Fuyao Glass Industry Group Company, Ltd. , H Shares (B)	110,000	661,727
Ganfeng Lithium Group Company, Ltd., H Shares (B)	40,600	120,432
GD Power Development Company, Ltd., Class A	166,000	117,597
GF Securities Company, Ltd., H Shares	173,400	173,817
GigaDevice Semiconductor, Inc., Class A	2,200	23,925
GoerTek, Inc., A Shares	39,300	85,747
Gree Electric Appliances, Inc. of Zhuhai, A Shares	61,600	358,295
Guangdong Haid Group Company, Ltd., A Shares	11,300	77,820
Guangzhou Automobile Group Company, Ltd., H Shares	288,000	119,675
Guosen Securities Company, Ltd., Class A	26,400	32,774
Guotai Junan Securities Company, Ltd., H Shares (B)(C)	106,600	113,807
H World Group, Ltd.	139,600	540,822
Haidilao International Holding, Ltd. (B)	67,000	153,168
Haier Smart Home Company, Ltd., H Shares	417,200	1,560,259
Hainan Airlines Holding Company, Ltd., Class A (A)	171,000	32,351
Haitong Securities Company, Ltd., H Shares	436,400	209,797
Hangzhou First Applied Material Company, Ltd., Class A	10,748	40,401
Hansoh Pharmaceutical Group Company, Ltd. (B)	140,000	311,461
Henan Shuanghui Investment & Development Company, Ltd., A Shares	19,600	72,916
Hengli Petrochemical Company, Ltd., A Shares	68,700	147,048
Hithink RoyalFlush Information Network Company, Ltd., Class A	2,300	38,403
Huadian Power International Corp., Ltd., H Shares	60,000	32,834
Huadong Medicine Company, Ltd., Class A	11,100	50,491
Huaneng Power International, Inc., H Shares (A)	388,000	247,548
Huatai Securities Company, Ltd., H Shares (B)	232,600	276,579
Huaxia Bank Company, Ltd., Class A	111,209	103,047
Huayu Automotive Systems Company, Ltd., Class A	19,800	45,060
Huizhou Desay Sv Automotive Company, Ltd., Class A	3,300	57,360
Hundsun Technologies, Inc., Class A	6,770	19,268
Iflytek Company, Ltd., A Shares	14,200	88,457
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	21

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Imeik Technology Development Company, Ltd., Class A	1,820	$53,986
Industrial & Commercial Bank of China, Ltd., H Shares	6,752,000	3,651,736
Industrial Bank Company, Ltd., A Shares	149,400	347,634
Industrial Securities Company, Ltd., Class A	22,200	17,137
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A (A)	327,800	72,427
Inner Mongolia Yili Industrial Group Company, Ltd., A Shares	48,900	193,196
Innovent Biologics, Inc. (A)(B)	32,500	158,943
JA Solar Technology Company, Ltd., Class A (A)	19,636	38,559
JCET Group Company, Ltd., Class A	7,300	25,978
JD Health International, Inc. (A)(B)	70,450	244,556
JD.com, Inc., Class A	197,400	2,897,448
Jiangsu Eastern Shenghong Company, Ltd., Class A	40,900	56,028
Jiangsu Expressway Company, Ltd., H Shares	44,000	43,318
Jiangsu Hengli Hydraulic Company, Ltd., A Shares	8,800	61,976
Jiangsu Hengrui Pharmaceuticals Company, Ltd., Class A	27,851	177,533
Jiangsu King’s Luck Brewery JSC, Ltd., Class A	8,700	68,985
Jiangsu Yanghe Distillery Company, Ltd., A Shares	11,590	152,159
Jiangxi Copper Company, Ltd., H Shares	65,000	133,803
KE Holdings, Inc., ADR	69,818	1,055,648
Kuaishou Technology (A)(B)	123,700	884,904
Kweichow Moutai Company, Ltd., A Shares	6,700	1,577,505
Lenovo Group, Ltd.	1,566,000	1,788,010
Lens Technology Company, Ltd., A Shares	10,800	21,342
Li Auto, Inc., Class A (A)	64,400	856,339
Li Ning Company, Ltd.	284,500	758,429
Longfor Group Holdings, Ltd. (B)	295,500	445,827
Luxshare Precision Industry Company, Ltd., A Shares	58,700	236,697
Luzhou Laojiao Company, Ltd., A Shares	11,100	285,260
Mango Excellent Media Company, Ltd., A Shares	7,200	23,306
Maxscend Microelectronics Company, Ltd., Class A	1,200	15,042
Meituan, Class B (A)(B)	181,770	2,544,854
Metallurgical Corp. of China, Ltd., H Shares	300,000	58,687
Montage Technology Company, Ltd., Class A	3,406	23,945
Muyuan Foods Company, Ltd., A Shares	27,760	167,216
NARI Technology Company, Ltd., A Shares	49,652	161,404
NAURA Technology Group Company, Ltd., Class A	2,300	101,319
NetEase, Inc.	148,100	2,846,038
New China Life Insurance Company, Ltd., H Shares	145,000	280,315
Ningbo Tuopu Group Company, Ltd., Class A	7,000	60,812
Ningxia Baofeng Energy Group Company, Ltd., Class A	53,300	122,108
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
NIO, Inc., Class A (A)(C)	146,350	$668,953
Nongfu Spring Company, Ltd., H Shares (B)	153,000	903,774
Orient Securities Company, Ltd., H Shares (B)(C)	93,200	38,847
PetroChina Company, Ltd., H Shares	2,892,000	2,728,860
PICC Property & Casualty Company, Ltd., H Shares	1,246,000	1,556,464
Ping An Bank Company, Ltd., A Shares	144,500	215,308
Ping An Insurance Group Company of China, Ltd., H Shares	666,000	3,061,257
Poly Developments and Holdings Group Company, Ltd., A Shares	130,000	159,953
Postal Savings Bank of China Company, Ltd., H Shares (B)	895,000	468,029
Rongsheng Petrochemical Company, Ltd., A Shares	107,550	166,490
SAIC Motor Corp., Ltd., Class A	47,900	98,294
Sanan Optoelectronics Company, Ltd., A Shares	14,900	25,782
Sany Heavy Industry Company, Ltd., A Shares	74,200	167,120
Satellite Chemical Company, Ltd., Class A	11,900	31,683
SDIC Power Holdings Company, Ltd., Class A	32,400	71,722
Seres Group Company, Ltd., A Shares (A)	2,000	25,174
SF Holding Company, Ltd., A Shares	36,900	184,717
Shaanxi Coal Industry Company, Ltd., A Shares	112,700	381,762
Shandong Gold Mining Company, Ltd., H Shares (B)	70,470	153,533
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	23,100	95,029
Shanghai Baosight Software Company, Ltd., Class A	11,220	63,572
Shanghai Electric Group Company, Ltd., H Shares (A)	86,000	17,593
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	64,000	100,813
Shanghai International Airport Company, Ltd., A Shares (A)	16,200	84,205
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	44,000	62,671
Shanghai Pudong Development Bank Company, Ltd., Class A	217,000	230,739
Shanghai Rural Commercial Bank Company, Ltd., A Shares	22,100	20,631
Shanxi Coking Coal Energy Group Company, Ltd., Class A	23,200	33,639
Shanxi Lu’an Environmental Energy Development Company, Ltd., Class A	12,200	35,615
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., A Shares	9,345	338,505
Shenwan Hongyuan Group Company, Ltd., H Shares (B)	190,400	36,273
Shenzhen Inovance Technology Company, Ltd., A Shares	16,050	131,875
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., A Shares	8,900	374,349
Shenzhen New Industries Biomedical Engineering Company, Ltd., Class A	1,800	17,574
22	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Shenzhen Transsion Holdings Company, Ltd., Class A	3,475	$69,102
Shenzhou International Group Holdings, Ltd.	146,200	1,461,776
Sichuan Chuantou Energy Company, Ltd., Class A	20,000	46,261
Sichuan Road and Bridge Group Company, Ltd., Class A	57,240	57,307
Silergy Corp.	23,000	308,320
Sinopharm Group Company, Ltd., H Shares	117,200	297,301
Spring Airlines Company, Ltd., A Shares (A)	2,600	20,390
Sungrow Power Supply Company, Ltd., A Shares	11,000	156,991
Sunny Optical Technology Group Company, Ltd.	114,900	564,128
TBEA Company, Ltd., Class A	55,330	108,116
TCL Technology Group Corp., A Shares (A)	144,720	95,527
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	20,475	29,490
Tencent Holdings, Ltd.	528,500	23,461,259
Tencent Music Entertainment Group, ADR (A)	66,527	834,914
The People’s Insurance Company Group of China, Ltd., H Shares	1,052,000	347,026
Tianqi Lithium Corp., H Shares (C)	12,800	49,752
Tongwei Company, Ltd., A Shares	44,300	132,750
Trina Solar Company, Ltd., Class A	5,955	17,499
Trip.com Group, Ltd. (A)	62,850	3,097,017
Tsingtao Brewery Company, Ltd., H Shares	52,000	377,308
Unigroup Guoxin Microelectronics Company, Ltd., Class A	5,819	47,008
Unisplendour Corp., Ltd., Class A (A)	11,500	33,270
Vipshop Holdings, Ltd., ADR	28,119	422,910
Wanhua Chemical Group Company, Ltd., A Shares	30,600	376,505
Weichai Power Company, Ltd., H Shares	339,000	697,834
Wens Foodstuffs Group Company, Ltd., Class A	38,000	100,648
Will Semiconductor Company, Ltd., A Shares	6,915	97,019
Wingtech Technology Company, Ltd., A Shares	9,300	40,454
Wuliangye Yibin Company, Ltd., A Shares	24,900	517,256
WuXi AppTec Company, Ltd., H Shares (B)	45,080	204,327
WuXi Biologics Cayman, Inc. (A)(B)	254,000	446,218
XCMG Construction Machinery Company, Ltd., Class A	67,100	65,140
XPeng, Inc., Class A (A)(C)	98,900	398,953
Yankuang Energy Group Company, Ltd., H Shares	392,000	854,048
Yum China Holdings, Inc.	64,150	2,414,688
Yunnan Baiyao Group Company, Ltd., A Shares	11,640	92,024
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., A Shares	6,300	206,395
Zhejiang Dahua Technology Company, Ltd., Class A	9,600	23,849
Zhejiang Huayou Cobalt Company, Ltd., A Shares	15,460	60,824
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	9,500	44,499
Zhejiang NHU Company, Ltd., A Shares	8,100	21,476
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Zhejiang Sanhua Intelligent Controls Company, Ltd., Class A	7,000	$21,179
Zhongji Innolight Company, Ltd., Class A	2,300	59,175
Zijin Mining Group Company, Ltd., H Shares	1,036,000	2,291,567
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	53,600	40,913
Hong Kong - 0.8%		5,643,089
China Resources Beer Holdings Company, Ltd.	265,500	1,222,063
China Resources Land, Ltd.	488,000	1,775,124
China Resources Power Holdings Company, Ltd.	296,000	737,994
Geely Automobile Holdings, Ltd.	892,000	1,086,887
Kunlun Energy Company, Ltd.	164,000	159,991
Orient Overseas International, Ltd.	22,000	321,511
The Wharf Holdings, Ltd.	41,000	132,627
Want Want China Holdings, Ltd.	362,000	206,892
India - 23.3%		157,715,759
3M India, Ltd.	136	49,496
ABB India, Ltd.	3,617	283,224
ACC, Ltd.	3,110	94,303
Adani Energy Solutions, Ltd. (A)	14,612	186,494
Adani Enterprises, Ltd.	5,344	195,509
Adani Green Energy, Ltd. (A)	9,990	215,159
Adani Ports & Special Economic Zone, Ltd.	10,461	165,861
Adani Power, Ltd. (A)	20,625	152,025
Adani Total Gas, Ltd.	11,237	125,116
Aditya Birla Capital, Ltd. (A)	61,990	172,776
AIA Engineering, Ltd.	865	39,333
Alkem Laboratories, Ltd.	3,509	202,920
Ambuja Cements, Ltd.	31,350	232,562
APL Apollo Tubes, Ltd.	14,137	265,165
Apollo Hospitals Enterprise, Ltd.	12,673	904,906
Ashok Leyland, Ltd.	166,172	383,185
Asian Paints, Ltd.	52,077	1,794,440
Astral, Ltd.	14,507	368,603
AU Small Finance Bank, Ltd. (B)	33,501	253,959
Aurobindo Pharma, Ltd.	22,743	313,466
Avenue Supermarts, Ltd. (A)(B)	10,413	574,713
Axis Bank, Ltd.	296,739	4,134,225
Bajaj Auto, Ltd.	6,943	741,904
Bajaj Finance, Ltd.	21,081	1,744,124
Bajaj Finserv, Ltd.	26,833	519,061
Bajaj Holdings & Investment, Ltd.	5,097	499,094
Balkrishna Industries, Ltd.	9,861	286,838
Bandhan Bank, Ltd. (B)	128,525	289,441
Bank of Baroda	123,391	414,674
Bank of India	61,285	113,850
Berger Paints India, Ltd.	43,740	267,830
Bharat Electronics, Ltd.	611,901	1,716,832
Bharat Forge, Ltd.	18,276	278,172
Bharat Heavy Electricals, Ltd.	94,416	318,148
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	23

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Bharat Petroleum Corp., Ltd.	180,497	$1,319,933
Bharti Airtel, Ltd.	262,313	4,164,060
Bosch, Ltd.	839	294,136
Britannia Industries, Ltd. (A)	15,458	885,577
Canara Bank	39,862	296,685
CG Power & Industrial Solutions, Ltd.	58,161	386,177
Cholamandalam Investment and Finance Company, Ltd.	66,084	948,852
Cipla, Ltd.	99,239	1,665,813
Coal India, Ltd.	412,909	2,246,259
Coforge, Ltd.	2,560	156,450
Colgate-Palmolive India, Ltd.	16,802	567,707
Container Corp. of India, Ltd.	31,663	389,449
CRISIL, Ltd.	959	49,975
Cummins India, Ltd.	6,919	271,167
Dabur India, Ltd.	58,846	357,965
Dalmia Bharat, Ltd.	6,037	132,966
Divi’s Laboratories, Ltd.	13,040	625,304
Dixon Technologies India, Ltd.	1,254	125,240
DLF, Ltd.	41,279	441,528
Dr. Reddy’s Laboratories, Ltd.	25,894	1,924,246
Eicher Motors, Ltd.	14,901	824,289
Escorts Kubota, Ltd.	1,484	59,850
Federal Bank, Ltd.	135,353	264,181
FSN E-Commerce Ventures, Ltd. (A)	25,527	54,076
GAIL India, Ltd.	455,770	1,142,207
GlaxoSmithKline Pharmaceuticals, Ltd.	1,467	36,635
Global Health, Ltd. (A)	3,248	56,874
GMR Airports Infrastructure, Ltd. (A)	129,239	132,126
Godrej Consumer Products, Ltd.	38,405	565,675
Godrej Properties, Ltd. (A)	9,284	294,422
Grasim Industries, Ltd.	50,664	1,463,396
Gujarat Fluorochemicals, Ltd.	2,713	117,062
Gujarat Gas, Ltd.	23,290	152,547
Havells India, Ltd.	39,484	788,461
HCL Technologies, Ltd.	120,351	1,972,452
HDFC Asset Management Company, Ltd. (B)	10,477	487,835
HDFC Bank, Ltd.	445,810	8,097,233
HDFC Life Insurance Company, Ltd. (B)	65,888	461,371
Hero MotoCorp, Ltd.	28,750	1,568,158
Hindalco Industries, Ltd.	252,250	1,946,983
Hindustan Aeronautics, Ltd.	15,407	727,729
Hindustan Petroleum Corp., Ltd.	69,006	409,638
Hindustan Unilever, Ltd.	93,969	2,515,788
ICICI Bank, Ltd.	496,610	6,846,253
ICICI Lombard General Insurance Company, Ltd. (B)	24,605	503,122
ICICI Prudential Life Insurance Company, Ltd. (B)	30,417	208,342
IDFC First Bank, Ltd. (A)	256,419	252,312
Indian Bank	19,835	130,084
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Indian Oil Corp., Ltd.	811,833	$1,643,880
Indian Railway Catering & Tourism Corp, Ltd.	24,411	304,361
Indus Towers, Ltd. (A)	205,597	874,886
IndusInd Bank, Ltd.	50,875	920,108
Info Edge India, Ltd.	7,047	510,559
Infosys, Ltd.	326,296	5,560,069
InterGlobe Aviation, Ltd. (A)(B)	9,166	437,937
IRB Infrastructure Developers, Ltd.	56,291	45,911
ITC, Ltd.	360,381	1,880,380
Jindal Stainless, Ltd.	37,252	315,656
Jindal Steel & Power, Ltd.	64,784	721,321
Jio Financial Services, Ltd. (A)	87,224	392,808
JSW Energy, Ltd.	47,305	357,185
JSW Steel, Ltd.	115,299	1,221,445
Kotak Mahindra Bank, Ltd.	88,222	1,716,780
KPIT Technologies, Ltd.	6,544	116,690
L&T Finance, Ltd.	31,933	63,915
L&T Technology Services, Ltd. (B)	3,121	173,488
Larsen & Toubro, Ltd.	67,380	2,900,725
Linde India, Ltd.	1,076	106,268
LTIMindtree, Ltd. (B)	9,411	530,802
Lupin, Ltd.	14,762	291,573
Macrotech Developers, Ltd. (B)	9,949	146,744
Mahindra & Mahindra Financial Services, Ltd.	32,133	100,728
Mahindra & Mahindra, Ltd.	103,984	2,691,816
Marico, Ltd.	81,240	504,365
Maruti Suzuki India, Ltd.	8,465	1,298,620
Max Healthcare Institute, Ltd.	48,954	491,762
Mphasis, Ltd.	9,282	258,315
MRF, Ltd.	245	391,712
Muthoot Finance, Ltd. (A)	26,330	541,661
Nestle India, Ltd.	43,285	1,302,136
NHPC, Ltd.	271,581	312,313
NMDC, Ltd.	213,354	650,779
NTPC, Ltd.	837,316	3,642,850
Oberoi Realty, Ltd.	11,398	201,789
Oil & Natural Gas Corp., Ltd.	680,011	2,303,209
Oil India, Ltd.	24,584	183,504
Oracle Financial Services Software, Ltd.	1,812	164,486
Page Industries, Ltd.	584	243,571
Patanjali Foods, Ltd.	1,742	31,296
PB Fintech, Ltd. (A)	11,281	170,534
Persistent Systems, Ltd.	9,146	369,183
Petronet LNG, Ltd.	170,068	632,280
PI Industries, Ltd.	6,107	266,425
Pidilite Industries, Ltd.	20,069	733,379
Polycab India, Ltd.	4,787	325,874
Power Finance Corp., Ltd.	143,090	753,726
Power Grid Corp. of India, Ltd.	845,182	3,057,642
Prestige Estates Projects, Ltd.	5,398	89,151
Procter & Gamble Hygiene & Health Care, Ltd.	1,415	272,532
24	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Punjab National Bank	258,020	$434,485
Rail Vikas Nigam, Ltd.	12,169	41,771
REC, Ltd.	167,978	1,024,744
Reliance Industries, Ltd.	292,120	10,265,272
Samvardhana Motherson International, Ltd.	412,405	648,242
SBI Cards & Payment Services, Ltd.	27,265	237,240
SBI Life Insurance Company, Ltd. (B)	39,056	671,247
Schaeffler India, Ltd.	3,501	154,330
Shree Cement, Ltd.	1,046	306,204
Shriram Finance, Ltd.	30,934	943,559
Siemens, Ltd.	8,996	628,255
Solar Industries India, Ltd.	2,318	249,174
Sona Blw Precision Forgings, Ltd. (B)	29,149	218,435
SRF, Ltd.	16,002	503,441
State Bank of India	212,039	2,086,431
Steel Authority of India, Ltd.	204,135	401,242
Sun Pharmaceutical Industries, Ltd.	73,496	1,320,063
Sundaram Finance, Ltd.	2,742	155,641
Supreme Industries, Ltd.	4,987	301,361
Suzlon Energy, Ltd. (A)	481,428	238,013
Tata Communications, Ltd.	12,763	264,174
Tata Consultancy Services, Ltd.	95,764	4,388,941
Tata Consumer Products, Ltd.	59,940	795,656
Tata Elxsi, Ltd.	3,506	296,242
Tata Motors, Ltd.	197,902	2,390,870
Tata Steel, Ltd.	1,316,066	2,598,653
Tech Mahindra, Ltd.	113,868	1,722,972
The Indian Hotels Company, Ltd.	50,178	347,305
The Phoenix Mills, Ltd.	2,014	76,518
The Tata Power Company, Ltd.	191,401	1,029,997
Thermax, Ltd.	859	48,079
Titan Company, Ltd.	42,188	1,817,745
Torrent Pharmaceuticals, Ltd.	13,130	416,232
Torrent Power, Ltd.	11,862	213,253
Trent, Ltd.	20,079	1,065,361
Tube Investments of India, Ltd.	10,203	458,569
TVS Motor Company, Ltd.	18,168	449,528
UltraTech Cement, Ltd.	8,160	975,156
Union Bank of India, Ltd.	121,839	224,589
United Breweries, Ltd.	7,058	171,505
United Spirits, Ltd.	31,746	446,686
UNO Minda, Ltd.	13,887	122,832
UPL, Ltd.	91,913	557,848
Varun Beverages, Ltd.	52,004	923,075
Vedanta, Ltd.	354,435	1,696,216
Vodafone Idea, Ltd. (A)	161,884	25,611
Voltas, Ltd.	5,322	94,070
Wipro, Ltd.	169,469	939,190
Yes Bank, Ltd. (A)	658,030	206,235
Zomato, Ltd. (A)	320,520	743,522
Zydus Lifesciences, Ltd.	46,680	534,852
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Indonesia - 2.0%		$13,694,183
Adaro Energy Indonesia Tbk PT	2,337,100	389,517
Adaro Minerals Indonesia Tbk PT (A)	208,300	17,230
Astra International Tbk PT	2,647,400	838,506
Bank Central Asia Tbk PT	4,960,400	2,989,663
Bank Mandiri Persero Tbk PT	5,991,500	2,542,518
Bank Negara Indonesia Persero Tbk PT	2,733,200	882,491
Bank Rakyat Indonesia Persero Tbk PT	5,906,050	1,794,335
Barito Pacific Tbk PT	2,494,150	156,460
Charoen Pokphand Indonesia Tbk PT	745,500	226,951
Dayamitra Telekomunikasi PT	1,770,900	62,080
Indah Kiat Pulp & Paper Tbk PT	308,500	177,871
Indofood CBP Sukses Makmur Tbk PT	223,100	149,214
Indofood Sukses Makmur Tbk PT	768,800	295,510
Indosat Tbk PT	258,600	174,945
Kalbe Farma Tbk PT	2,031,700	181,803
Mayora Indah Tbk PT	680,000	100,369
Merdeka Copper Gold Tbk PT (A)	1,055,489	170,722
Sarana Menara Nusantara Tbk PT	3,261,600	161,475
Semen Indonesia Persero Tbk PT	609,046	174,923
Sumber Alfaria Trijaya Tbk PT	2,030,400	365,872
Telkom Indonesia Persero Tbk PT	6,275,200	1,223,394
United Tractors Tbk PT	357,800	546,272
Vale Indonesia Tbk PT	275,700	72,062
Ireland - 0.8%		5,067,286
PDD Holdings, Inc., ADR (A)	40,480	5,067,286
Malaysia - 1.8%		12,342,681
Axiata Group BHD	503,395	298,503
CELCOMDIGI BHD	402,300	349,826
CIMB Group Holdings BHD	730,724	1,012,066
Dialog Group BHD	383,800	193,810
Genting BHD	392,200	371,450
Genting Malaysia BHD	488,800	270,389
HAP Seng Consolidated BHD	69,500	64,512
Hong Leong Bank BHD	72,100	291,573
Hong Leong Financial Group BHD	46,400	162,558
IHH Healthcare BHD	219,700	291,399
IOI Corp. BHD	305,200	260,275
Kuala Lumpur Kepong BHD	58,238	282,373
Malayan Banking BHD	656,322	1,338,086
Maxis BHD	244,000	187,633
MISC BHD	162,000	270,198
Mr. DIY Group M BHD (B)	106,000	34,649
Nestle Malaysia BHD	6,100	162,581
Petronas Chemicals Group BHD	196,700	279,440
Petronas Dagangan BHD	60,300	274,177
Petronas Gas BHD	79,700	300,597
PPB Group BHD	103,000	339,700
Press Metal Aluminium Holdings BHD	397,700	447,491
Public Bank BHD	1,563,700	1,349,910
QL Resources BHD	41,600	55,961
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	25

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Malaysia (continued)
RHB Bank BHD	381,348	$439,479
Sime Darby BHD	640,500	375,778
Sime Darby Plantation BHD	323,438	302,937
Sunway BHD	79,300	58,488
Telekom Malaysia BHD	198,170	257,029
Tenaga Nasional BHD	613,400	1,537,195
Westports Holdings BHD	175,500	143,783
YTL Corp. BHD	134,500	87,365
YTL Power International BHD	260,900	251,470
Mexico - 2.9%		19,852,721
America Movil SAB de CV (A)	2,283,488	2,187,195
Arca Continental SAB de CV	46,864	458,394
Cemex SAB de CV (A)	2,217,488	1,763,475
Coca-Cola Femsa SAB de CV	41,800	416,050
El Puerto de Liverpool SAB de CV, Series C1	24,756	199,010
Fibra Uno Administracion SA de CV	306,040	440,420
Fomento Economico Mexicano SAB de CV	167,348	1,978,888
Gruma SAB de CV, Class B	21,410	422,219
Grupo Aeroportuario del Pacifico SAB de CV, Series B	46,148	847,638
Grupo Aeroportuario del Sureste SAB de CV, Series B	22,039	763,025
Grupo Bimbo SAB de CV, Series A (C)	162,700	683,897
Grupo Carso SAB de CV, Series A1	52,004	408,988
Grupo Comercial Chedraui SA de CV	7,800	57,745
Grupo Elektra SAB de CV	4,381	284,122
Grupo Financiero Banorte SAB de CV, Series O	263,104	2,623,860
Grupo Financiero Inbursa SAB de CV, Series O (A)	317,140	878,726
Grupo Mexico SAB de CV, Series B	444,308	2,760,480
Industrias Penoles SAB de CV (A)	13,500	194,175
Kimberly-Clark de Mexico SAB de CV, Class A	172,000	360,990
Wal-Mart de Mexico SAB de CV	566,640	2,123,424
Netherlands - 0.1%		397,088
NEPI Rockcastle NV (A)	58,893	397,088
Philippines - 1.0%		6,668,662
Aboitiz Equity Ventures, Inc.	403,080	293,055
Aboitiz Power Corp.	273,000	175,089
Ayala Corp.	30,230	321,827
Ayala Land, Inc.	700,700	348,722
Bank of the Philippine Islands	460,181	1,015,659
BDO Unibank, Inc.	329,246	844,652
Emperador, Inc.	59,100	19,479
Globe Telecom, Inc.	5,989	183,915
International Container Terminal Services, Inc.	99,550	570,398
JG Summit Holdings, Inc.	385,543	225,245
Jollibee Foods Corp.	55,910	227,827
Manila Electric Company	47,270	301,940
Metropolitan Bank & Trust Company	399,832	484,490
PLDT, Inc.	15,700	364,178
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Philippines (continued)
San Miguel Corp.	57,210	$103,985
SM Investments Corp.	31,965	525,663
SM Prime Holdings, Inc.	800,900	387,498
Universal Robina Corp.	153,960	275,040
Poland - 1.1%		7,368,699
Allegro.eu SA (A)(B)	30,276	254,514
Bank Handlowy w Warszawie SA	1,254	34,710
Bank Polska Kasa Opieki SA	30,509	1,274,256
Budimex SA	506	85,974
CD Projekt SA	2,095	61,354
Dino Polska SA (A)(B)	5,849	563,608
ING Bank Slaski SA	2,562	201,348
KGHM Polska Miedz SA	16,581	576,358
LPP SA	151	587,013
mBank SA (A)	1,004	170,166
ORLEN SA	83,231	1,366,648
PGE Polska Grupa Energetyczna SA (A)	128,662	193,583
Powszechna Kasa Oszczednosci Bank Polski SA	73,605	1,104,175
Powszechny Zaklad Ubezpieczen SA	46,375	587,725
Santander Bank Polska SA	2,217	307,267
Russia - 0.0%		223,114
Gazprom PJSC, ADR (A)(D)	551,670	55,167
LUKOIL PJSC, ADR (A)(D)	472	1,094
MMC Norilsk Nickel PJSC, ADR (A)(D)	94,236	44,102
Novatek PJSC, GDR (A)(D)	5,960	25,366
Sberbank of Russia PJSC, ADR (A)(D)	263,203	97,385
Saudi Arabia - 3.8%		25,488,351
ACWA Power Company	5,175	551,912
Al Rajhi Bank	171,422	3,651,847
Alinma Bank	147,389	1,310,570
Almarai Company JSC	30,413	460,582
Arabian Internet & Communications Services Company	2,209	204,962
Bank AlBilad	44,017	418,975
Bank Al-Jazira (A)	56,476	243,937
Banque Saudi Fransi	70,199	685,968
Bupa Arabia for Cooperative Insurance Company	3,137	201,740
Dallah Healthcare Company	740	32,160
Dar Al Arkan Real Estate Development Company (A)	48,573	172,245
Dr Sulaiman Al Habib Medical Services Group Company	10,181	843,123
Elm Company	2,801	683,036
Etihad Etisalat Company	84,762	1,175,178
Jarir Marketing Company	76,366	275,688
Mouwasat Medical Services Company	11,175	400,448
Nahdi Medical Company	1,751	64,520
Power & Water Utility Company for Jubail & Yanbu	10,146	175,836
26	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Saudi Arabia (continued)
Riyad Bank	161,321	$1,191,434
Riyadh Cables Group Company	1,400	35,312
SABIC Agri-Nutrients Company	28,484	879,445
Sahara International Petrochemical Company	66,209	605,495
Saudi Arabian Mining Company (A)	82,075	1,107,288
Saudi Aramco Base Oil Company	4,103	165,844
Saudi Awwal Bank	44,390	482,886
Saudi Basic Industries Corp.	79,272	1,785,977
Saudi Electricity Company	97,212	482,613
Saudi Industrial Investment Group	32,404	200,613
Saudi Kayan Petrochemical Company (A)	135,419	338,313
Saudi Research & Media Group (A)	2,297	147,474
Saudi Tadawul Group Holding Company	2,587	182,647
Saudi Telecom Company	220,308	2,211,538
The Company for Cooperative Insurance	5,583	221,796
The Saudi Investment Bank	50,079	225,386
The Saudi National Bank	287,272	2,879,920
The Savola Group	27,883	375,431
Yanbu National Petrochemical Company	40,285	416,212
South Africa - 2.9%		19,956,570
Absa Group, Ltd.	98,200	758,358
Anglo American Platinum, Ltd. (C)	3,763	132,203
Aspen Pharmacare Holdings, Ltd.	44,005	523,953
Bid Corp., Ltd.	40,134	919,588
Capitec Bank Holdings, Ltd.	10,756	1,329,312
Clicks Group, Ltd.	32,991	510,620
Discovery, Ltd.	84,570	539,864
Exxaro Resources, Ltd.	31,870	306,270
FirstRand, Ltd.	619,348	2,142,571
Gold Fields, Ltd.	108,504	1,789,808
Harmony Gold Mining Company, Ltd.	21,894	191,686
Impala Platinum Holdings, Ltd.	135,622	610,152
Investec, Ltd.	36,495	232,428
Kumba Iron Ore, Ltd. (C)	6,563	161,507
MTN Group, Ltd.	112,099	539,080
Naspers, Ltd., N Shares	13,922	2,666,317
Nedbank Group, Ltd.	82,034	996,264
Old Mutual, Ltd.	256,797	150,242
OUTsurance Group, Ltd.	48,044	103,482
Pepkor Holdings, Ltd. (B)	127,257	120,665
Sanlam, Ltd.	161,163	582,169
Sasol, Ltd.	69,047	488,499
Shoprite Holdings, Ltd.	56,918	760,744
Sibanye Stillwater, Ltd.	554,775	641,202
Standard Bank Group, Ltd.	160,011	1,504,400
The Bidvest Group, Ltd.	38,586	504,438
Vodacom Group, Ltd.	82,256	394,999
Woolworths Holdings, Ltd.	111,401	355,749
South Korea - 12.6%		85,701,866
Alteogen, Inc. (A)	823	105,339
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
AMOREPACIFIC Corp.	2,774	$340,202
Celltrion Pharm, Inc. (A)	895	62,231
Celltrion, Inc.	11,974	1,637,426
CJ CheilJedang Corp.	1,781	434,265
CosmoAM&T Company, Ltd. (A)	1,797	197,370
Coway Company, Ltd.	9,988	402,526
DB Insurance Company, Ltd.	8,845	622,689
Doosan Bobcat, Inc.	7,479	282,471
Doosan Enerbility Company, Ltd. (A)	34,821	423,264
Ecopro BM Company, Ltd. (A)	4,313	744,266
Ecopro Company, Ltd. (A)	7,430	570,918
Enchem Company, Ltd. (A)	160	33,109
F&F Company, Ltd.	1,527	72,809
GS Holdings Corp.	13,942	452,931
Hana Financial Group, Inc.	62,041	2,634,981
Hankook Tire & Technology Company, Ltd.	14,691	628,202
Hanmi Pharm Company, Ltd.	726	166,254
Hanmi Semiconductor Company, Ltd.	2,478	242,045
Hanon Systems	24,329	98,224
Hanwha Aerospace Company, Ltd.	2,822	431,845
Hanwha Ocean Company, Ltd. (A)	4,276	99,158
HD Hyundai Company, Ltd.	7,932	386,815
HD Hyundai Electric Company, Ltd.	912	162,987
HD Hyundai Heavy Industries Company, Ltd. (A)	1,135	113,081
HD Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	7,522	715,681
HLB, Inc. (A)	7,028	565,454
HMM Company, Ltd.	36,903	423,206
HYBE Company, Ltd.	1,128	164,862
Hyundai Autoever Corp.	315	35,099
Hyundai Engineering & Construction Company, Ltd.	13,555	347,677
Hyundai Glovis Company, Ltd.	4,795	631,423
Hyundai Mobis Company, Ltd.	7,693	1,271,869
Hyundai Motor Company	19,080	3,465,075
Hyundai Steel Company	11,615	271,865
Industrial Bank of Korea	62,527	631,106
Kakao Corp.	20,759	729,967
KakaoBank Corp.	14,317	260,008
Kangwon Land, Inc.	10,584	117,549
KB Financial Group, Inc.	49,497	2,707,455
Kia Corp.	36,199	3,090,574
Korea Aerospace Industries, Ltd.	5,565	208,572
Korea Electric Power Corp. (A)	43,876	671,426
Korea Investment Holdings Company, Ltd.	7,588	370,039
Korea Zinc Company, Ltd.	1,351	453,070
Korean Air Lines Company, Ltd.	33,305	504,840
Krafton, Inc. (A)	1,389	240,696
KT&G Corp.	11,471	741,992
Kum Yang Company, Ltd. (A)	1,437	97,838
Kumho Petrochemical Company, Ltd.	2,917	291,679
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	27

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
L&F Company, Ltd. (A)	1,538	$182,388
LG Chem, Ltd.	3,283	956,087
LG Corp.	20,316	1,167,130
LG Display Company, Ltd. (A)	53,476	407,812
LG Electronics, Inc.	24,065	1,617,566
LG Energy Solution, Ltd. (A)	1,949	548,557
LG H&H Company, Ltd.	908	275,928
LG Innotek Company, Ltd.	1,780	285,913
LG Uplus Corp.	68,375	487,297
Lotte Chemical Corp.	3,266	254,030
Lotte Corp.	7,463	149,573
Macquarie Korea Infrastructure Fund	31,156	284,036
Meritz Financial Group, Inc.	11,554	663,764
Mirae Asset Securities Company, Ltd.	44,787	245,954
NAVER Corp.	9,147	1,220,394
NCSoft Corp.	1,596	203,354
Netmarble Corp. (A)(B)	3,182	128,698
Orion Corp.	2,955	198,625
Posco DX Company, Ltd.	2,058	60,678
POSCO Future M Company, Ltd.	2,167	444,501
POSCO Holdings, Inc.	7,705	2,257,814
Posco International Corp.	5,114	171,318
Samsung Biologics Company, Ltd. (A)(B)	1,170	661,146
Samsung C&T Corp.	10,576	1,148,584
Samsung Card Company, Ltd.	4,487	126,939
Samsung E&A Company, Ltd. (A)	15,416	295,024
Samsung Electro-Mechanics Company, Ltd.	7,390	833,587
Samsung Electronics Company, Ltd.	437,216	24,516,489
Samsung Fire & Marine Insurance Company, Ltd.	7,210	1,617,177
Samsung Heavy Industries Company, Ltd. (A)	71,156	486,524
Samsung Life Insurance Company, Ltd.	13,801	873,734
Samsung SDI Company, Ltd.	4,159	1,305,988
Samsung SDS Company, Ltd.	4,112	476,327
Shinhan Financial Group Company, Ltd.	81,570	2,753,231
SK Biopharmaceuticals Company, Ltd. (A)	1,760	111,552
SK Bioscience Company, Ltd. (A)	1,439	61,013
SK Hynix, Inc.	29,907	3,769,481
SK IE Technology Company, Ltd. (A)(B)	1,872	80,049
SK Innovation Company, Ltd. (A)	6,815	547,823
SK Telecom Company, Ltd.	22,050	818,439
SK, Inc.	4,935	592,728
SKC Company, Ltd. (A)	1,214	96,972
S-Oil Corp.	8,172	429,856
Woori Financial Group, Inc.	127,183	1,309,467
Yuhan Corp.	4,274	223,889
Taiwan - 17.7%		120,215,924
Accton Technology Corp.	75,000	1,062,972
Acer, Inc.	222,000	307,822
Advantech Company, Ltd.	49,981	583,281
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Airtac International Group	16,743	$596,458
Alchip Technologies, Ltd.	5,000	479,086
ASE Technology Holding Company, Ltd.	420,000	1,908,974
Asia Cement Corp.	459,000	616,003
Asia Vital Components Company, Ltd.	25,000	502,119
ASMedia Technology, Inc.	3,000	179,657
ASPEED Technology, Inc.	3,000	284,227
Asustek Computer, Inc.	117,000	1,545,053
AUO Corp. (A)	1,256,600	706,215
Catcher Technology Company, Ltd.	123,000	823,475
Cathay Financial Holding Company, Ltd. (A)	1,142,513	1,771,909
Chailease Holding Company, Ltd.	206,665	1,094,826
Chang Hwa Commercial Bank, Ltd.	1,194,367	669,406
Cheng Shin Rubber Industry Company, Ltd.	363,000	525,627
Chicony Electronics Company, Ltd.	27,000	167,910
China Airlines, Ltd.	565,000	363,514
China Development Financial Holding Corp.	3,212,159	1,346,538
China Steel Corp.	1,545,000	1,179,081
Chroma ATE, Inc.	16,000	130,950
Chunghwa Telecom Company, Ltd.	377,000	1,435,661
Compal Electronics, Inc.	753,000	827,879
CTBC Financial Holding Company, Ltd.	2,335,000	2,445,289
Delta Electronics, Inc.	139,000	1,368,144
E Ink Holdings, Inc.	67,000	432,099
E.Sun Financial Holding Company, Ltd.	1,912,455	1,609,277
Eclat Textile Company, Ltd.	24,000	379,584
Elite Material Company, Ltd.	19,000	240,403
eMemory Technology, Inc.	7,000	478,318
Eva Airways Corp.	512,000	558,983
Evergreen Marine Corp. Taiwan, Ltd.	183,000	1,064,999
Far Eastern New Century Corp.	707,000	705,654
Far EasTone Telecommunications Company, Ltd.	338,000	838,720
Feng TAY Enterprise Company, Ltd.	110,601	550,254
First Financial Holding Company, Ltd.	2,024,858	1,700,751
Formosa Chemicals & Fibre Corp.	497,000	847,107
Formosa Petrochemical Corp.	214,000	474,504
Formosa Plastics Corp.	529,000	1,112,846
Fortune Electric Company, Ltd.	8,000	208,095
Fubon Financial Holding Company, Ltd.	1,020,830	2,166,309
Giant Manufacturing Company, Ltd.	21,797	146,264
Gigabyte Technology Company, Ltd.	21,000	192,832
Global Unichip Corp.	8,000	336,589
Globalwafers Company, Ltd.	45,000	721,393
Gold Circuit Electronics, Ltd. (A)	25,000	151,250
Hiwin Technologies Corp.	34,845	247,731
Hon Hai Precision Industry Company, Ltd.	1,166,800	5,589,976
Hotai Motor Company, Ltd.	30,820	586,831
Hua Nan Financial Holdings Company, Ltd.	1,877,097	1,363,348
Innolux Corp. (A)	1,404,381	614,595
International Games System Company, Ltd.	5,000	153,553
Inventec Corp.	523,000	852,875
28	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Jentech Precision Industrial Company, Ltd.	2,000	$60,009
King Slide Works Company, Ltd.	1,000	37,774
King Yuan Electronics Company, Ltd.	81,000	238,308
Largan Precision Company, Ltd.	13,000	872,336
Lien Hwa Industrial Holdings Corp.	39,000	79,528
Lite-On Technology Corp.	394,000	1,209,999
Lotes Company, Ltd.	9,000	398,010
MediaTek, Inc.	156,000	4,752,534
Mega Financial Holding Company, Ltd.	1,386,843	1,703,634
Micro-Star International Company, Ltd.	126,000	617,192
momo.com, Inc.	9,812	133,189
Nan Ya Plastics Corp.	681,000	1,185,821
Nan Ya Printed Circuit Board Corp.	35,000	201,001
Nanya Technology Corp.	209,000	424,264
Nien Made Enterprise Company, Ltd.	16,000	187,212
Novatek Microelectronics Corp.	113,000	2,144,647
Oneness Biotech Company, Ltd.	21,617	105,224
Pegatron Corp.	373,000	1,119,160
PharmaEssentia Corp. (A)	11,307	101,916
Phison Electronics Corp.	14,000	302,254
Pou Chen Corp.	452,000	501,806
Powertech Technology, Inc.	50,000	267,950
President Chain Store Corp.	98,000	824,642
Quanta Computer, Inc.	204,000	1,628,893
Realtek Semiconductor Corp.	49,000	779,498
Ruentex Development Company, Ltd.	166,250	196,312
Shin Kong Financial Holding Company, Ltd. (A)	2,812,140	745,310
Sino-American Silicon Products, Inc.	98,000	588,385
SinoPac Financial Holdings Company, Ltd.	2,276,890	1,534,848
Synnex Technology International Corp.	134,000	328,395
TA Chen Stainless Pipe	262,180	296,303
Taishin Financial Holding Company, Ltd.	2,282,961	1,258,496
Taiwan Business Bank	646,680	336,626
Taiwan Cement Corp.	1,026,117	1,009,982
Taiwan Cooperative Financial Holding Company, Ltd.	1,308,885	1,053,154
Taiwan High Speed Rail Corp.	443,000	406,784
Taiwan Mobile Company, Ltd.	259,000	827,222
Taiwan Semiconductor Manufacturing Company, Ltd.	1,233,000	29,914,314
Tatung Company, Ltd. (A)	143,000	287,212
Teco Electric & Machinery Company, Ltd.	126,000	215,146
The Shanghai Commercial & Savings Bank, Ltd.	565,265	806,356
Tripod Technology Corp.	35,000	212,287
Unimicron Technology Corp.	236,000	1,319,084
Uni-President Enterprises Corp.	536,000	1,259,259
United Microelectronics Corp.	1,394,000	2,170,499
Vanguard International Semiconductor Corp.	153,000	404,091
Voltronic Power Technology Corp.	8,000	380,812
Walsin Lihwa Corp.	288,000	326,368
Wan Hai Lines, Ltd.	156,950	244,376
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Winbond Electronics Corp.	353,105	$281,946
Wistron Corp.	266,000	927,185
Wiwynn Corp.	18,000	1,304,588
WPG Holdings, Ltd.	71,000	192,534
WT Microelectronics Company, Ltd.	20,000	92,132
Yageo Corp.	58,469	1,122,263
Yang Ming Marine Transport Corp.	315,000	504,975
Yuanta Financial Holding Company, Ltd.	2,309,798	2,174,170
Zhen Ding Technology Holding, Ltd.	104,000	370,493
Thailand - 1.7%		11,268,582
Advanced Info Service PCL, NVDR	126,800	675,742
Airports of Thailand PCL, NVDR	299,500	527,317
Asset World Corp. PCL, NVDR	850,100	100,929
Bangkok Bank PCL, NVDR	68,300	252,485
Bangkok Dusit Medical Services PCL, NVDR	352,200	275,602
Bangkok Expressway & Metro PCL, NVDR	756,800	169,494
Bank of Ayudhya PCL, NVDR	182,100	130,212
Berli Jucker PCL, NVDR	190,800	126,136
Bumrungrad Hospital PCL, NVDR	46,400	306,746
Central Pattana PCL, NVDR	132,600	227,202
Central Retail Corp. PCL, NVDR	393,400	366,225
Charoen Pokphand Foods PCL, NVDR	609,200	325,477
CP ALL PCL, NVDR	296,000	459,255
Delta Electronics Thailand PCL, NVDR	375,000	708,311
Energy Absolute PCL, NVDR	252,200	209,259
Global Power Synergy PCL, NVDR	102,886	136,034
Gulf Energy Development PCL, NVDR	355,940	386,578
Home Product Center PCL, NVDR	502,200	140,930
Indorama Ventures PCL, NVDR	325,500	209,915
Intouch Holdings PCL, NVDR	73,000	131,975
Kasikornbank PCL, NVDR	74,200	261,282
Krung Thai Bank PCL, NVDR	412,400	186,949
Krungthai Card PCL, NVDR	131,500	152,577
Land & Houses PCL, NVDR	597,800	120,173
Minor International PCL, NVDR	391,929	348,992
Muangthai Capital PCL, NVDR	93,800	115,162
PTT Exploration & Production PCL, NVDR	287,000	1,211,967
PTT Global Chemical PCL, NVDR	234,800	232,836
PTT Oil & Retail Business PCL, NVDR	312,500	157,683
PTT PCL, NVDR	1,353,900	1,232,977
SCB X PCL, NVDR	98,900	284,211
SCG Packaging PCL, NVDR	107,200	94,010
Thai Beverage PCL (C)	1,034,800	375,601
Thai Oil PCL, NVDR	164,261	241,560
The Siam Cement PCL, NVDR	36,800	247,253
TMBThanachart Bank PCL, NVDR	2,856,785	139,525
Turkey - 0.8%		5,388,078
Akbank TAS	385,471	707,805
Arcelik AS	5,873	31,382
Aselsan Elektronik Sanayi Ve Ticaret AS	72,756	136,517
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	29

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Turkey (continued)
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	12,374	$35,850
BIM Birlesik Magazalar AS	32,797	392,026
Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret AS (A)	942	17,501
Coca-Cola Icecek AS	4,841	108,403
Enka Insaat ve Sanayi AS	179,693	213,124
Eregli Demir ve Celik Fabrikalari TAS	137,776	183,239
Ford Otomotiv Sanayi AS	8,079	277,980
KOC Holding AS	150,098	1,048,203
Koza Altin Isletmeleri AS	36,290	26,072
Oyak Cimento Fabrikalari AS (A)	14,525	27,187
Pegasus Hava Tasimaciligi AS (A)	1,874	59,849
Tofas Turk Otomobil Fabrikasi AS	4,549	38,673
Turk Hava Yollari AO (A)	38,721	389,883
Turk Traktor ve Ziraat Makineleri AS	1,208	34,307
Turkcell Iletisim Hizmetleri AS	145,940	364,213
Turkiye Is Bankasi AS, Class C	965,850	408,994
Turkiye Petrol Rafinerileri AS	74,493	450,504
Turkiye Sise ve Cam Fabrikalari AS	70,241	109,343
Yapi ve Kredi Bankasi AS	328,001	327,023
United Kingdom - 0.0%		260,888
Anglogold Ashanti PLC	9,423	218,425
Pepco Group NV (A)	8,907	42,463
United States - 0.1%		850,471
BeiGene, Ltd. (A)	55,100	666,453
Parade Technologies, Ltd.	8,000	184,018

PREFERRED SECURITIES - 1.7%		$11,523,893
(Cost $11,544,030)
Brazil - 1.6%		11,030,495
Banco Bradesco SA	534,147	1,442,777
Centrais Eletricas Brasileiras SA, B Shares	32,860	263,484
Cia Energetica de Minas Gerais	242,226	456,589
Cia Paranaense de Energia, B Shares	171,400	300,597
Gerdau SA	245,496	864,880
Itau Unibanco Holding SA	312,750	1,892,273
Petroleo Brasileiro SA	705,900	5,722,814
Raizen SA	147,500	87,081
Chile - 0.1%		493,398

Sociedad Quimica y Minera de Chile SA, B Shares	10,758	493,398

SHORT-TERM INVESTMENTS - 0.5%		$3,363,102
(Cost $3,363,111)
Short-term funds - 0.5%		3,363,102
John Hancock Collateral Trust, 5.4256% (E)(F)	12,232	122,282
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value

State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2338% (E)	3,240,820	3,240,820
Total investments (Multifactor Emerging Markets ETF) (Cost $601,768,841) - 101.2%		$686,406,709
Other assets and liabilities, net - (1.2%)		(8,020,247)
Total net assets - 100.0%		$678,386,462

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 4-30-24.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 4-30-24.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR LARGE CAP ETF

As of 4-30-24
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$833,069,688
(Cost $681,175,843)
Communication services – 6.9%		57,220,023
Diversified telecommunication services – 0.6%
AT&T, Inc.	110,269	1,862,443
GCI Liberty, Inc. (A)(B)	3,760	0
Verizon Communications, Inc.	79,506	3,139,692
Entertainment – 1.0%
Electronic Arts, Inc.	8,604	1,091,159
Endeavor Group Holdings, Inc., Class A	3,024	79,864
Live Nation Entertainment, Inc. (B)	4,368	388,359
Netflix, Inc. (B)	4,374	2,408,499
ROBLOX Corp., Class A (B)	1,034	36,769
Roku, Inc. (B)	2,687	154,932
Spotify Technology SA (B)	1,572	440,852
Take-Two Interactive Software, Inc. (B)	5,053	721,619
The Walt Disney Company	22,295	2,476,975
TKO Group Holdings, Inc.	411	38,909
Warner Brothers Discovery, Inc. (B)	63,945	470,635
Warner Music Group Corp., Class A	3,445	113,685
Interactive media and services – 4.2%
Alphabet, Inc., Class A (B)	103,350	16,823,313
Alphabet, Inc., Class C (B)	24,788	4,081,096
Match Group, Inc. (B)	6,708	206,741
30	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Interactive media and services (continued)
Meta Platforms, Inc., Class A	29,924	$12,872,407
Pinterest, Inc., Class A (B)	9,958	333,095
Snap, Inc., Class A (B)	15,754	237,098
Media – 0.9%
Charter Communications, Inc., Class A (B)	1,795	459,412
Comcast Corp., Class A	80,460	3,066,331
Fox Corp., Class A	11,829	366,817
Fox Corp., Class B	4,347	124,672
Liberty Broadband Corp., Series A (B)	494	24,764
Liberty Broadband Corp., Series C (B)	6,494	322,947
News Corp., Class A	13,419	319,372
News Corp., Class B	4,229	103,780
Omnicom Group, Inc.	11,034	1,024,397
Paramount Global, Class A	239	4,945
Paramount Global, Class B	15,408	175,497
Sirius XM Holdings, Inc. (C)	26,879	79,024
The Interpublic Group of Companies, Inc.	21,509	654,734
The New York Times Company, Class A	1,415	60,887
The Trade Desk, Inc., Class A (B)	11,108	920,298
Wireless telecommunication services – 0.2%
T-Mobile US, Inc.	9,344	1,534,004
Consumer discretionary – 10.1%		84,200,856
Automobile components – 0.3%
Aptiv PLC (B)	8,536	606,056
Autoliv, Inc.	3,763	450,770
BorgWarner, Inc.	9,433	309,119
Gentex Corp.	9,747	334,322
Lear Corp.	3,160	397,749
Automobiles – 0.7%
Ford Motor Company	76,931	934,712
General Motors Company	26,087	1,161,654
Rivian Automotive, Inc., Class A (B)(C)	6,151	54,744
Tesla, Inc. (B)	21,302	3,904,231
Broadline retail – 2.7%
Amazon.com, Inc. (B)	119,294	20,876,450
eBay, Inc.	24,272	1,250,979
Etsy, Inc. (B)	3,131	215,006
Distributors – 0.3%
Genuine Parts Company	7,133	1,121,379
LKQ Corp.	10,446	450,536
Pool Corp.	1,362	493,766
Diversified consumer services – 0.1%
Duolingo, Inc. (B)	164	37,023
Service Corp. International	8,345	598,420
Hotels, restaurants and leisure – 2.3%
Airbnb, Inc., Class A (B)	2,090	331,411
Aramark	10,640	335,266
Booking Holdings, Inc.	481	1,660,426
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Caesars Entertainment, Inc. (B)	6,476	$231,970
Carnival Corp. (B)	27,580	408,736
Chipotle Mexican Grill, Inc. (B)	629	1,987,388
Churchill Downs, Inc.	2,214	285,606
Darden Restaurants, Inc.	6,131	940,557
Domino’s Pizza, Inc.	1,204	637,241
DoorDash, Inc., Class A (B)	4,337	560,601
DraftKings, Inc., Class A (B)	7,770	322,921
Expedia Group, Inc. (B)	5,328	717,309
Hilton Worldwide Holdings, Inc.	5,248	1,035,325
Hyatt Hotels Corp., Class A	1,547	230,178
Las Vegas Sands Corp.	7,735	343,125
Light & Wonder, Inc. (B)	2,140	191,016
Marriott International, Inc., Class A	5,138	1,213,236
McDonald’s Corp.	9,506	2,595,518
MGM Resorts International (B)	15,081	594,795
Royal Caribbean Cruises, Ltd. (B)	9,908	1,383,454
Starbucks Corp.	15,650	1,384,869
Texas Roadhouse, Inc.	1,855	298,247
Vail Resorts, Inc.	1,771	335,374
Wingstop, Inc.	199	76,573
Wynn Resorts, Ltd.	2,981	273,209
Yum! Brands, Inc.	7,812	1,103,445
Household durables – 0.8%
D.R. Horton, Inc.	9,513	1,355,507
Garmin, Ltd.	5,632	813,655
Lennar Corp., A Shares	10,280	1,558,654
Lennar Corp., B Shares	386	54,191
NVR, Inc. (B)	188	1,398,504
PulteGroup, Inc.	11,075	1,233,977
SharkNinja, Inc.	738	47,439
Tempur Sealy International, Inc.	3,216	160,993
Toll Brothers, Inc.	1,225	145,910
TopBuild Corp. (B)	705	285,292
Leisure products – 0.0%
Hasbro, Inc.	6,216	381,041
Specialty retail – 2.3%
AutoZone, Inc. (B)	364	1,076,130
Bath & Body Works, Inc.	5,883	267,206
Best Buy Company, Inc.	13,971	1,028,824
Burlington Stores, Inc. (B)	2,305	414,762
CarMax, Inc. (B)	7,464	507,328
Carvana Company (B)	1,283	106,386
Chewy, Inc., Class A (B)(C)	1,293	19,382
Dick’s Sporting Goods, Inc.	3,046	612,063
Five Below, Inc. (B)	1,691	247,461
Floor & Decor Holdings, Inc., Class A (B)	3,540	390,568
Lithia Motors, Inc.	1,076	273,713
Lowe’s Companies, Inc.	8,061	1,837,827
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	31

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Murphy USA, Inc.	205	$84,833
O’Reilly Automotive, Inc. (B)	1,239	1,255,429
Penske Automotive Group, Inc.	550	84,101
Ross Stores, Inc.	9,585	1,241,737
The Home Depot, Inc.	12,279	4,103,887
The TJX Companies, Inc.	19,579	1,842,188
Tractor Supply Company	6,554	1,789,766
Ulta Beauty, Inc. (B)	2,630	1,064,729
Wayfair, Inc., Class A (B)(C)	458	22,969
Williams-Sonoma, Inc.	3,747	1,074,565
Textiles, apparel and luxury goods – 0.6%
Birkenstock Holding PLC (B)(C)	317	14,192
Deckers Outdoor Corp. (B)	1,163	951,881
Lululemon Athletica, Inc. (B)	3,126	1,127,236
NIKE, Inc., Class B	18,498	1,706,625
PVH Corp.	516	56,141
Ralph Lauren Corp.	1,340	219,278
Skechers USA, Inc., Class A (B)	2,872	189,696
Tapestry, Inc.	12,026	480,078
Consumer staples – 6.1%		50,873,567
Beverages – 1.3%
Brown-Forman Corp., Class A	2,009	98,582
Brown-Forman Corp., Class B	8,244	394,475
Celsius Holdings, Inc. (B)	2,218	158,077
Coca-Cola Consolidated, Inc.	65	53,690
Constellation Brands, Inc., Class A	4,839	1,226,493
Keurig Dr. Pepper, Inc.	12,489	420,879
Molson Coors Beverage Company, Class B	7,038	402,996
Monster Beverage Corp. (B)	15,518	829,437
PepsiCo, Inc.	19,360	3,405,618
The Coca-Cola Company	52,604	3,249,349
Consumer staples distribution and retail – 2.1%
Albertsons Companies, Inc., Class A	11,090	226,236
BJ’s Wholesale Club Holdings, Inc. (B)	4,045	302,081
Casey’s General Stores, Inc.	1,046	334,281
Costco Wholesale Corp.	5,181	3,745,345
Dollar General Corp.	6,564	913,643
Dollar Tree, Inc. (B)	9,633	1,139,102
Maplebear, Inc. (B)	435	14,847
Performance Food Group Company (B)	4,439	301,319
Sysco Corp.	15,634	1,161,919
Target Corp.	11,242	1,809,737
The Kroger Company	41,851	2,317,708
U.S. Foods Holding Corp. (B)	9,023	453,406
Walgreens Boots Alliance, Inc.	19,412	344,175
Walmart, Inc.	75,472	4,479,263
Food products – 1.2%
Archer-Daniels-Midland Company	14,381	843,589
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Bunge Global SA	6,230	$633,965
Campbell Soup Company	9,195	420,303
Conagra Brands, Inc.	18,388	565,983
General Mills, Inc.	17,101	1,204,936
Hormel Foods Corp.	9,525	338,709
Ingredion, Inc.	690	79,067
Kellanova	10,669	617,308
Lamb Weston Holdings, Inc.	5,341	445,119
McCormick & Company, Inc.	9,984	759,383
Mondelez International, Inc., Class A	23,157	1,665,915
Pilgrim’s Pride Corp. (B)	454	16,353
The Hershey Company	3,530	684,538
The J.M. Smucker Company	3,951	453,772
The Kraft Heinz Company	17,851	689,227
Tyson Foods, Inc., Class A	10,454	634,035
Household products – 1.1%
Church & Dwight Company, Inc.	8,889	959,034
Colgate-Palmolive Company	14,050	1,291,476
Kimberly-Clark Corp.	6,019	821,774
The Clorox Company	5,357	792,140
The Procter & Gamble Company	33,548	5,475,034
Personal care products – 0.1%
BellRing Brands, Inc. (B)	862	47,557
Coty, Inc., Class A (B)	7,292	83,420
e.l.f. Beauty, Inc. (B)	532	86,466
Kenvue, Inc.	19,202	361,382
The Estee Lauder Companies, Inc., Class A	3,057	448,492
Tobacco – 0.3%
Altria Group, Inc.	25,100	1,099,631
Philip Morris International, Inc.	16,561	1,572,301
Energy – 4.8%		39,922,433
Energy equipment and services – 0.3%
Baker Hughes Company	26,821	874,901
Halliburton Company	26,280	984,712
Schlumberger, Ltd.	17,075	810,721
TechnipFMC PLC	5,840	149,621
Oil, gas and consumable fuels – 4.5%
Antero Resources Corp. (B)	5,011	170,424
APA Corp.	7,140	224,482
Cheniere Energy, Inc.	6,785	1,070,809
Chesapeake Energy Corp.	4,585	412,100
Chevron Corp.	24,361	3,928,698
Civitas Resources, Inc.	1,578	113,553
ConocoPhillips	21,838	2,743,290
Coterra Energy, Inc.	29,446	805,643
Devon Energy Corp.	13,345	682,997
Diamondback Energy, Inc.	8,185	1,646,249
EOG Resources, Inc.	14,951	1,975,476
32	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EQT Corp.	11,119	$445,761
Exxon Mobil Corp.	56,947	6,735,122
Hess Corp.	7,605	1,197,711
HF Sinclair Corp.	4,724	256,277
Kinder Morgan, Inc.	63,064	1,152,810
Marathon Oil Corp.	28,849	774,596
Marathon Petroleum Corp.	12,198	2,216,621
New Fortress Energy, Inc. (C)	341	8,934
Occidental Petroleum Corp.	17,222	1,139,063
ONEOK, Inc.	14,484	1,145,974
Ovintiv, Inc.	8,975	460,597
Permian Resources Corp.	3,923	65,710
Phillips 66	10,665	1,527,335
Pioneer Natural Resources Company	4,423	1,191,202
Range Resources Corp.	4,455	159,979
Southwestern Energy Company (B)	35,446	265,491
Targa Resources Corp.	6,579	750,401
Texas Pacific Land Corp.	459	264,522
The Williams Companies, Inc.	25,588	981,556
Valero Energy Corp.	16,195	2,589,095
Financials – 14.9%		124,549,149
Banks – 3.4%
Bank of America Corp.	97,831	3,620,725
Citigroup, Inc.	33,590	2,060,075
Citizens Financial Group, Inc.	19,494	664,940
East West Bancorp, Inc.	6,022	448,579
Fifth Third Bancorp	33,922	1,236,796
First Citizens BancShares, Inc., Class A	456	769,163
First Horizon Corp.	15,307	228,380
Huntington Bancshares, Inc.	57,535	774,996
JPMorgan Chase & Co.	43,315	8,305,218
KeyCorp	43,898	636,082
M&T Bank Corp.	6,473	934,636
Regions Financial Corp.	51,571	993,773
The PNC Financial Services Group, Inc.	8,321	1,275,276
Truist Financial Corp.	36,133	1,356,794
U.S. Bancorp	29,754	1,208,905
Webster Financial Corp.	4,599	201,574
Wells Fargo & Company	64,973	3,854,198
Capital markets – 3.5%
Ameriprise Financial, Inc.	5,441	2,240,549
Ares Management Corp., Class A	4,572	608,487
BlackRock, Inc.	1,607	1,212,706
Cboe Global Markets, Inc.	1,915	346,902
CME Group, Inc.	5,019	1,052,183
Coinbase Global, Inc., Class A (B)	1,296	264,293
FactSet Research Systems, Inc.	1,437	599,071
Franklin Resources, Inc.	12,345	281,960
Houlihan Lokey, Inc.	850	108,367
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Interactive Brokers Group, Inc., Class A	1,552	$178,666
Intercontinental Exchange, Inc.	10,010	1,288,888
Invesco, Ltd.	11,972	169,643
Jefferies Financial Group, Inc.	4,773	205,525
KKR & Company, Inc.	9,639	897,102
LPL Financial Holdings, Inc.	3,025	814,118
MarketAxess Holdings, Inc.	1,275	255,115
Moody’s Corp.	3,582	1,326,522
Morgan Stanley	24,853	2,257,647
Morningstar, Inc.	832	235,165
MSCI, Inc.	1,777	827,709
Nasdaq, Inc.	14,140	846,279
Northern Trust Corp.	8,705	717,205
Raymond James Financial, Inc.	8,162	995,764
Robinhood Markets, Inc., Class A (B)	12,983	214,090
S&P Global, Inc.	4,504	1,872,898
SEI Investments Company	6,200	408,890
State Street Corp.	13,194	956,433
Stifel Financial Corp.	2,147	171,588
T. Rowe Price Group, Inc.	8,267	905,815
The Bank of New York Mellon Corp.	29,823	1,684,701
The Blackstone Group, Inc.	7,663	893,582
The Carlyle Group, Inc.	4,872	218,266
The Charles Schwab Corp.	21,530	1,592,144
The Goldman Sachs Group, Inc.	5,693	2,429,260
Tradeweb Markets, Inc., Class A	2,274	231,289
Consumer finance – 1.0%
Ally Financial, Inc.	20,724	794,765
American Express Company	10,327	2,416,828
Capital One Financial Corp.	13,824	1,982,776
Discover Financial Services	13,698	1,735,948
SoFi Technologies, Inc. (B)(C)	6,668	45,209
Synchrony Financial	25,221	1,109,220
Financial services – 3.4%
Affirm Holdings, Inc. (B)	1,294	41,253
Apollo Global Management, Inc.	9,611	1,041,640
Berkshire Hathaway, Inc., Class B (B)	21,396	8,488,435
Block, Inc. (B)	7,028	513,044
Corebridge Financial, Inc.	6,431	170,807
Corpay, Inc. (B)	3,216	971,682
Equitable Holdings, Inc.	16,997	627,359
Fidelity National Information Services, Inc.	11,035	749,497
Fiserv, Inc. (B)	10,717	1,636,164
Global Payments, Inc.	8,350	1,025,130
Jack Henry & Associates, Inc.	2,906	472,777
Mastercard, Inc., Class A	11,783	5,316,490
PayPal Holdings, Inc. (B)	13,255	900,280
Rocket Companies, Inc., Class A (B)(C)	1,636	20,090
Toast, Inc., Class A (B)	4,345	102,672
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	33

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Financial services (continued)
Visa, Inc., Class A	22,008	$5,911,569
Voya Financial, Inc.	1,296	88,335
WEX, Inc. (B)	1,544	326,185
Insurance – 3.6%
Aflac, Inc.	17,969	1,503,107
American Financial Group, Inc.	3,201	408,928
American International Group, Inc.	25,892	1,949,927
Aon PLC, Class A	4,053	1,142,987
Arch Capital Group, Ltd. (B)	14,838	1,387,947
Arthur J. Gallagher & Company	6,165	1,446,864
Assurant, Inc.	1,803	314,443
Brown & Brown, Inc.	8,741	712,741
Chubb, Ltd.	6,159	1,531,374
Cincinnati Financial Corp.	6,273	725,723
CNA Financial Corp.	1,472	64,680
Erie Indemnity Company, Class A	877	335,593
Everest Group, Ltd.	1,703	623,996
Fidelity National Financial, Inc.	12,750	631,125
Globe Life, Inc.	4,646	353,886
Kinsale Capital Group, Inc.	389	141,304
Loews Corp.	11,294	848,744
Markel Group, Inc. (B)	495	721,908
Marsh & McLennan Companies, Inc.	7,958	1,587,064
MetLife, Inc.	13,154	934,986
Old Republic International Corp.	9,645	288,000
Primerica, Inc.	848	179,657
Principal Financial Group, Inc.	13,066	1,034,043
Prudential Financial, Inc.	15,672	1,731,443
Reinsurance Group of America, Inc.	2,794	522,450
RenaissanceRe Holdings, Ltd.	1,120	245,560
The Allstate Corp.	9,368	1,593,122
The Hartford Financial Services Group, Inc.	19,251	1,865,229
The Progressive Corp.	7,479	1,557,502
The Travelers Companies, Inc.	7,730	1,639,997
Unum Group	6,216	315,151
W.R. Berkley Corp.	9,328	717,976
Willis Towers Watson PLC	4,478	1,124,605
Health care – 11.8%		98,494,525
Biotechnology – 1.8%
AbbVie, Inc.	21,907	3,562,954
Alnylam Pharmaceuticals, Inc. (B)	2,408	346,632
Amgen, Inc.	9,238	2,530,658
Biogen, Inc. (B)	4,976	1,068,944
BioMarin Pharmaceutical, Inc. (B)	5,643	455,729
Exact Sciences Corp. (B)	3,756	222,919
Gilead Sciences, Inc.	25,143	1,639,324
Incyte Corp. (B)	4,676	243,386
Moderna, Inc. (B)	5,504	607,146
Natera, Inc. (B)	656	60,929
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (B)	2,296	$315,792
Regeneron Pharmaceuticals, Inc. (B)	1,893	1,686,019
Sarepta Therapeutics, Inc. (B)	1,338	169,471
United Therapeutics Corp. (B)	1,399	327,828
Vaxcyte, Inc. (B)	647	39,176
Vertex Pharmaceuticals, Inc. (B)	4,227	1,660,408
Viking Therapeutics, Inc. (B)	622	49,499
Health care equipment and supplies – 2.4%
Abbott Laboratories	24,673	2,614,598
ABIOMED, Inc. (A)(B)	1,170	18,158
Align Technology, Inc. (B)	1,266	357,493
Baxter International, Inc.	14,416	581,974
Becton, Dickinson and Company	5,349	1,254,875
Boston Scientific Corp. (B)	23,064	1,657,610
DexCom, Inc. (B)	9,904	1,261,671
Edwards Lifesciences Corp. (B)	11,275	954,654
GE HealthCare Technologies, Inc.	12,194	929,671
Hologic, Inc. (B)	11,212	849,533
IDEXX Laboratories, Inc. (B)	1,991	981,085
Insulet Corp. (B)	1,312	225,585
Intuitive Surgical, Inc. (B)	4,072	1,509,165
Medtronic PLC	17,025	1,366,086
Penumbra, Inc. (B)	333	65,425
ResMed, Inc.	5,323	1,139,069
Shockwave Medical, Inc. (B)	571	188,538
Solventum Corp. (B)	2,471	160,640
STERIS PLC	3,326	680,367
Stryker Corp.	4,577	1,540,161
Teleflex, Inc.	1,504	313,960
The Cooper Companies, Inc.	7,022	625,379
Zimmer Biomet Holdings, Inc.	7,409	891,155
Health care providers and services – 2.9%
Acadia Healthcare Company, Inc. (B)	1,595	117,934
Cardinal Health, Inc.	10,304	1,061,724
Cencora, Inc.	6,052	1,446,731
Centene Corp. (B)	16,904	1,235,006
Chemed Corp.	370	210,160
CVS Health Corp.	23,981	1,623,754
DaVita, Inc. (B)	2,828	393,120
Elevance Health, Inc.	4,470	2,362,753
Encompass Health Corp.	1,461	121,818
HCA Healthcare, Inc.	4,097	1,269,333
Henry Schein, Inc. (B)	7,089	491,126
Humana, Inc.	3,437	1,038,283
Laboratory Corp. of America Holdings	4,568	919,858
McKesson Corp.	2,733	1,468,195
Molina Healthcare, Inc. (B)	2,547	871,329
Quest Diagnostics, Inc.	7,231	999,180
Tenet Healthcare Corp. (B)	1,938	217,618
34	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
The Cigna Corp.	5,381	$1,921,232
UnitedHealth Group, Inc.	11,910	5,760,867
Universal Health Services, Inc., Class B	3,733	636,215
Health care technology – 0.1%
Veeva Systems, Inc., Class A (B)	2,908	577,412
Life sciences tools and services – 1.6%
Agilent Technologies, Inc.	9,438	1,293,384
Avantor, Inc. (B)	21,006	508,975
Bio-Rad Laboratories, Inc., Class A (B)	730	196,918
Bio-Techne Corp.	4,218	266,620
Bruker Corp.	3,496	272,723
Charles River Laboratories International, Inc. (B)	1,852	424,108
Danaher Corp.	8,760	2,160,391
Illumina, Inc. (B)	2,527	310,947
IQVIA Holdings, Inc. (B)	6,397	1,482,633
Medpace Holdings, Inc. (B)	417	161,942
Mettler-Toledo International, Inc. (B)	895	1,100,582
Repligen Corp. (B)	1,195	196,219
Revvity, Inc.	4,678	479,355
Thermo Fisher Scientific, Inc.	5,624	3,198,481
Waters Corp. (B)	2,520	778,781
West Pharmaceutical Services, Inc.	2,383	851,875
Pharmaceuticals – 3.0%
Bristol-Myers Squibb Company	35,201	1,546,732
Catalent, Inc. (B)	5,521	308,348
Elanco Animal Health, Inc. (B)	4,283	56,364
Eli Lilly & Company	11,288	8,817,057
Jazz Pharmaceuticals PLC (B)	2,142	237,227
Johnson & Johnson	35,575	5,143,789
Merck & Company, Inc.	35,110	4,536,914
Pfizer, Inc.	91,710	2,349,610
Royalty Pharma PLC, Class A	7,909	219,079
Viatris, Inc.	38,993	451,149
Zoetis, Inc.	7,831	1,247,008
Industrials – 12.5%		104,395,162
Aerospace and defense – 1.9%
Axon Enterprise, Inc. (B)	1,156	362,591
BWX Technologies, Inc.	749	71,732
Curtiss-Wright Corp.	685	173,593
General Dynamics Corp.	4,851	1,392,674
General Electric Company	12,722	2,058,674
HEICO Corp.	1,144	237,266
HEICO Corp., Class A	2,079	344,802
Howmet Aerospace, Inc.	15,239	1,017,203
Huntington Ingalls Industries, Inc.	1,815	502,628
L3Harris Technologies, Inc.	5,167	1,105,996
Lockheed Martin Corp.	3,636	1,690,485
Northrop Grumman Corp.	2,437	1,182,018
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
RTX Corp.	24,086	$2,445,211
Textron, Inc.	10,440	883,120
The Boeing Company (B)	6,430	1,079,211
TransDigm Group, Inc.	1,131	1,411,522
Woodward, Inc.	885	143,689
Air freight and logistics – 0.5%
C.H. Robinson Worldwide, Inc.	6,090	432,390
Expeditors International of Washington, Inc.	7,464	830,818
FedEx Corp.	5,490	1,437,172
United Parcel Service, Inc., Class B	9,453	1,394,128
Building products – 1.3%
A.O. Smith Corp.	4,989	413,289
Advanced Drainage Systems, Inc.	2,145	336,765
Allegion PLC	4,836	587,864
Builders FirstSource, Inc. (B)	6,663	1,218,130
Carlisle Companies, Inc.	2,571	998,191
Carrier Global Corp.	24,653	1,515,913
Fortune Brands Innovations, Inc.	5,964	435,968
Johnson Controls International PLC	21,683	1,410,913
Lennox International, Inc.	1,283	594,568
Masco Corp.	9,272	634,668
Owens Corning	5,226	879,065
Simpson Manufacturing Company, Inc.	398	69,208
Trane Technologies PLC	5,741	1,821,849
Trex Company, Inc. (B)	1,403	124,236
Commercial services and supplies – 0.9%
Cintas Corp.	2,057	1,354,205
Clean Harbors, Inc. (B)	1,313	248,748
Copart, Inc. (B)	18,779	1,019,887
Republic Services, Inc.	6,270	1,201,959
Rollins, Inc.	9,044	403,001
Tetra Tech, Inc.	1,319	256,836
Veralto Corp.	3,797	355,703
Waste Management, Inc.	10,915	2,270,538
Construction and engineering – 0.3%
AECOM	4,650	429,474
API Group Corp. (B)	1,972	76,060
Comfort Systems USA, Inc.	289	89,419
EMCOR Group, Inc.	1,121	400,388
Quanta Services, Inc.	4,941	1,277,545
WillScot Mobile Mini Holdings Corp. (B)	6,170	228,043
Electrical equipment – 1.1%
Acuity Brands, Inc.	287	71,262
AMETEK, Inc.	8,842	1,544,344
Eaton Corp. PLC	6,709	2,135,206
Emerson Electric Company	13,257	1,428,839
GE Vernova, Inc. (B)	3,180	488,798
Hubbell, Inc.	2,109	781,427
NEXTracker, Inc., Class A (B)	4,007	171,460
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	35

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Electrical equipment (continued)
nVent Electric PLC	3,604	$259,740
Regal Rexnord Corp.	1,838	296,598
Rockwell Automation, Inc.	4,835	1,310,092
Vertiv Holdings Company, Class A	7,837	728,841
Ground transportation – 1.1%
CSX Corp.	48,355	1,606,353
J.B. Hunt Transport Services, Inc.	4,734	769,606
Knight-Swift Transportation Holdings, Inc.	5,513	254,866
Norfolk Southern Corp.	6,518	1,501,226
Old Dominion Freight Line, Inc.	4,749	862,941
Saia, Inc. (B)	519	205,955
Uber Technologies, Inc. (B)	16,814	1,114,264
U-Haul Holding Company (B)	391	24,723
U-Haul Holding Company, Series N	3,785	232,096
Union Pacific Corp.	10,507	2,491,840
XPO, Inc. (B)	1,964	211,051
Industrial conglomerates – 0.4%
3M Company	9,892	954,677
Honeywell International, Inc.	10,338	1,992,443
Machinery – 2.8%
AGCO Corp.	2,153	245,851
Caterpillar, Inc.	9,551	3,195,478
Cummins, Inc.	6,090	1,720,364
Deere & Company	5,234	2,048,640
Donaldson Company, Inc.	2,601	187,792
Dover Corp.	6,970	1,249,721
Fortive Corp.	12,014	904,294
Graco, Inc.	5,480	439,496
IDEX Corp.	2,853	628,972
Illinois Tool Works, Inc.	6,735	1,644,081
Ingersoll Rand, Inc.	13,074	1,220,066
ITT, Inc.	1,750	226,345
Lincoln Electric Holdings, Inc.	2,227	488,893
Nordson Corp.	1,802	465,258
Otis Worldwide Corp.	11,245	1,025,544
PACCAR, Inc.	18,290	1,940,752
Parker-Hannifin Corp.	3,232	1,761,149
Pentair PLC	6,351	502,301
RBC Bearings, Inc. (B)	222	54,290
Snap-on, Inc.	2,311	619,256
Stanley Black & Decker, Inc.	6,506	594,648
Symbotic, Inc. (B)(C)	334	12,882
The Middleby Corp. (B)	1,881	261,403
The Toro Company	3,913	342,740
Wabtec Corp.	6,150	990,642
Xylem, Inc.	7,370	963,259
Passenger airlines – 0.1%
American Airlines Group, Inc. (B)	4,857	65,618
Delta Air Lines, Inc.	7,894	395,253
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Passenger airlines (continued)
Southwest Airlines Company	6,653	$172,579
United Airlines Holdings, Inc. (B)	4,256	219,014
Professional services – 1.2%
Automatic Data Processing, Inc.	6,671	1,613,648
Booz Allen Hamilton Holding Corp.	5,545	818,830
Broadridge Financial Solutions, Inc.	4,392	849,457
CACI International, Inc., Class A (B)	487	195,886
Dayforce, Inc. (B)	4,509	276,717
Equifax, Inc.	4,636	1,020,801
Jacobs Solutions, Inc.	2,525	362,413
KBR, Inc.	3,624	235,343
Leidos Holdings, Inc.	5,606	786,073
Parsons Corp. (B)	309	24,260
Paychex, Inc.	8,511	1,011,192
Paycom Software, Inc.	1,444	271,443
Paylocity Holding Corp. (B)	891	138,248
Robert Half, Inc.	4,984	344,594
SS&C Technologies Holdings, Inc.	8,500	526,065
TransUnion	6,780	494,940
Verisk Analytics, Inc.	5,576	1,215,345
Trading companies and distributors – 0.9%
Core & Main, Inc., Class A (B)	3,226	182,172
Fastenal Company	21,453	1,457,517
Ferguson PLC	4,424	928,598
SiteOne Landscape Supply, Inc. (B)	824	129,277
United Rentals, Inc.	4,220	2,818,918
W.W. Grainger, Inc.	1,215	1,119,440
Watsco, Inc.	1,092	488,910
WESCO International, Inc.	1,378	210,490
Information technology – 22.6%		188,607,063
Communications equipment – 0.8%
Arista Networks, Inc. (B)	6,867	1,761,798
Ciena Corp. (B)	1,243	57,464
Cisco Systems, Inc.	66,215	3,110,781
F5, Inc. (B)	2,560	423,194
Juniper Networks, Inc.	15,203	529,368
Motorola Solutions, Inc.	3,492	1,184,312
Ubiquiti, Inc.	190	20,440
Electronic equipment, instruments and components – 1.3%
Amphenol Corp., Class A	17,322	2,091,978
CDW Corp.	5,265	1,273,393
Coherent Corp. (B)	1,317	71,948
Corning, Inc.	34,172	1,140,661
Fabrinet (B)	275	47,594
Flex, Ltd. (B)	22,940	657,231
Jabil, Inc.	6,008	705,099
Keysight Technologies, Inc. (B)	7,458	1,103,337
TD SYNNEX Corp.	1,245	146,711
36	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
TE Connectivity, Ltd.	11,289	$1,597,168
Teledyne Technologies, Inc. (B)	1,496	570,694
Trimble, Inc. (B)	8,859	532,160
Zebra Technologies Corp., Class A (B)	2,013	633,209
IT services – 1.6%
Accenture PLC, Class A	9,415	2,833,068
Akamai Technologies, Inc. (B)	6,749	681,177
Amdocs, Ltd.	6,344	532,833
Cloudflare, Inc., Class A (B)	5,073	443,380
Cognizant Technology Solutions Corp., Class A	17,883	1,174,555
EPAM Systems, Inc. (B)	1,692	398,060
Gartner, Inc. (B)	3,227	1,331,428
Globant SA (B)	1,074	191,806
GoDaddy, Inc., Class A (B)	4,360	533,577
IBM Corp.	16,721	2,779,030
MongoDB, Inc. (B)	1,335	487,515
Okta, Inc. (B)	3,748	348,489
Snowflake, Inc., Class A (B)	2,865	444,648
Twilio, Inc., Class A (B)	4,298	257,364
VeriSign, Inc. (B)	3,356	568,775
Semiconductors and semiconductor equipment – 7.4%
Advanced Micro Devices, Inc. (B)	21,520	3,408,338
Amkor Technology, Inc.	1,038	33,579
Analog Devices, Inc.	8,967	1,798,870
Applied Materials, Inc.	16,712	3,319,839
Broadcom, Inc.	6,177	8,031,768
Enphase Energy, Inc. (B)	3,154	343,029
Entegris, Inc.	5,131	682,013
First Solar, Inc. (B)	3,243	571,741
GLOBALFOUNDRIES, Inc. (B)	1,762	86,127
Intel Corp.	69,628	2,121,565
KLA Corp.	3,846	2,651,009
Lam Research Corp.	2,583	2,310,261
Lattice Semiconductor Corp. (B)	3,113	213,552
Marvell Technology, Inc.	23,280	1,534,385
Microchip Technology, Inc.	23,135	2,127,957
Micron Technology, Inc.	19,985	2,257,506
MKS Instruments, Inc.	586	69,722
Monolithic Power Systems, Inc.	1,395	933,715
NVIDIA Corp.	21,350	18,446,827
NXP Semiconductors NV	5,603	1,435,433
ON Semiconductor Corp. (B)	15,318	1,074,711
Onto Innovation, Inc. (B)	428	79,390
Qorvo, Inc. (B)	4,431	517,718
Qualcomm, Inc.	19,555	3,243,197
Skyworks Solutions, Inc.	7,346	783,010
Teradyne, Inc.	7,132	829,594
Texas Instruments, Inc.	15,326	2,703,813
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Universal Display Corp.	733	$115,799
Software – 7.4%
Adobe, Inc. (B)	5,129	2,373,855
ANSYS, Inc. (B)	3,042	988,285
Appfolio, Inc., Class A (B)	97	21,998
AppLovin Corp., Class A (B)	3,588	253,205
Aspen Technology, Inc. (B)	1,168	229,944
Atlassian Corp., Class A (B)	1,726	297,390
Autodesk, Inc. (B)	3,659	778,818
Bentley Systems, Inc., Class B	4,323	227,087
Cadence Design Systems, Inc. (B)	5,842	1,610,230
Confluent, Inc., Class A (B)	2,610	73,393
Crowdstrike Holdings, Inc., Class A (B)	3,032	886,981
Datadog, Inc., Class A (B)	5,109	641,180
DocuSign, Inc. (B)	2,829	160,121
Dolby Laboratories, Inc., Class A	2,121	164,717
Dropbox, Inc., Class A (B)	7,504	173,793
Dynatrace, Inc. (B)	5,966	270,319
Elastic NV (B)	462	47,226
Fair Isaac Corp. (B)	863	978,064
Fortinet, Inc. (B)	14,052	887,805
Gen Digital, Inc.	24,953	502,553
Gitlab, Inc., Class A (B)	1,415	74,245
Guidewire Software, Inc. (B)	1,282	141,533
HubSpot, Inc. (B)	1,144	691,971
Informatica, Inc., Class A (B)	468	14,494
Intuit, Inc.	3,959	2,476,830
Manhattan Associates, Inc. (B)	1,913	394,193
Microsoft Corp.	81,445	31,708,982
Nutanix, Inc., Class A (B)	2,218	134,633
Oracle Corp.	21,093	2,399,329
Palantir Technologies, Inc., Class A (B)	22,949	504,190
Palo Alto Networks, Inc. (B)	4,269	1,241,809
Procore Technologies, Inc. (B)	1,715	117,340
PTC, Inc. (B)	3,623	642,865
Roper Technologies, Inc.	2,227	1,139,021
Salesforce, Inc.	10,926	2,938,438
Samsara, Inc., Class A (B)	2,618	91,447
SentinelOne, Inc., Class A (B)	2,116	44,711
ServiceNow, Inc. (B)	1,904	1,320,100
Synopsys, Inc. (B)	3,466	1,839,025
Tyler Technologies, Inc. (B)	1,418	654,478
UiPath, Inc., Class A (B)	7,304	138,557
Unity Software, Inc. (B)	4,777	115,938
Workday, Inc., Class A (B)	2,987	731,009
Zoom Video Communications, Inc., Class A (B)	4,515	275,867
Zscaler, Inc. (B)	1,684	291,231
Technology hardware, storage and peripherals – 4.1%
Apple, Inc.	167,240	28,485,974
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	37

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Dell Technologies, Inc., Class C	5,183	$646,009
Hewlett Packard Enterprise Company	46,375	788,375
HP, Inc.	34,249	962,054
NetApp, Inc.	11,381	1,163,252
Pure Storage, Inc., Class A (B)	5,463	275,335
Seagate Technology Holdings PLC	8,071	693,380
Super Micro Computer, Inc. (B)	641	550,491
Western Digital Corp. (B)	13,614	964,280
Materials – 3.9%		32,320,014
Chemicals – 2.1%
Air Products & Chemicals, Inc.	4,361	1,030,679
Albemarle Corp.	3,689	443,824
Celanese Corp.	4,779	734,102
CF Industries Holdings, Inc.	9,363	739,396
Corteva, Inc.	19,267	1,042,923
Dow, Inc.	27,843	1,584,267
DuPont de Nemours, Inc.	14,873	1,078,293
Eastman Chemical Company	6,087	574,856
Ecolab, Inc.	4,969	1,123,739
FMC Corp.	4,979	293,811
International Flavors & Fragrances, Inc.	7,465	631,912
Linde PLC	6,045	2,665,603
LyondellBasell Industries NV, Class A	12,626	1,262,221
PPG Industries, Inc.	9,651	1,244,979
RPM International, Inc.	5,201	556,039
The Mosaic Company	15,416	483,908
The Sherwin-Williams Company	5,628	1,686,205
Westlake Corp.	1,666	245,502
Construction materials – 0.3%
Eagle Materials, Inc.	298	74,712
Martin Marietta Materials, Inc.	2,273	1,334,410
Summit Materials, Inc., Class A (B)	748	29,097
Vulcan Materials Company	4,640	1,195,403
Containers and packaging – 0.6%
Amcor PLC	56,018	500,801
AptarGroup, Inc.	2,415	348,678
Avery Dennison Corp.	3,132	680,521
Ball Corp.	13,450	935,717
Crown Holdings, Inc.	5,734	470,589
Graphic Packaging Holding Company	9,033	233,503
International Paper Company	18,762	655,544
Packaging Corp. of America	4,479	774,777
Westrock Company	10,162	487,370
Metals and mining – 0.9%
Cleveland-Cliffs, Inc. (B)	16,586	280,303
Freeport-McMoRan, Inc.	32,010	1,598,579
Newmont Corp.	23,067	937,443
Nucor Corp.	10,989	1,851,976
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Metals and mining (continued)
Reliance, Inc.	3,055	$869,820
Southern Copper Corp.	2,241	261,457
Steel Dynamics, Inc.	10,034	1,305,624
U.S. Steel Corp.	1,957	71,431
Real estate – 2.7%		22,164,085
Diversified REITs – 0.0%
WP Carey, Inc.	4,957	271,842
Health care REITs – 0.2%
Healthpeak Properties, Inc.	14,066	261,768
Omega Healthcare Investors, Inc.	3,836	116,653
Ventas, Inc.	10,254	454,047
Welltower, Inc.	9,898	943,081
Hotel and resort REITs – 0.1%
Host Hotels & Resorts, Inc.	19,431	366,663
Industrial REITs – 0.2%
Americold Realty Trust, Inc.	5,564	122,241
EastGroup Properties, Inc.	866	134,542
Prologis, Inc.	12,236	1,248,684
Rexford Industrial Realty, Inc.	3,630	155,400
Office REITs – 0.1%
Alexandria Real Estate Equities, Inc.	3,967	459,656
Boston Properties, Inc.	3,990	246,941
Real estate management and development – 0.4%
CBRE Group, Inc., Class A (B)	15,909	1,382,333
CoStar Group, Inc. (B)	11,079	1,014,061
Jones Lang LaSalle, Inc. (B)	2,273	410,731
Zillow Group, Inc., Class A (B)	826	34,692
Zillow Group, Inc., Class C (B)	4,232	180,156
Residential REITs – 0.5%
American Homes 4 Rent, Class A	7,786	278,739
AvalonBay Communities, Inc.	3,698	701,030
Camden Property Trust	2,672	266,345
Equity LifeStyle Properties, Inc.	4,408	265,758
Equity Residential	9,281	597,696
Essex Property Trust, Inc.	1,741	428,721
Invitation Homes, Inc.	14,920	510,264
Mid-America Apartment Communities, Inc.	2,990	388,700
Sun Communities, Inc.	3,099	344,981
UDR, Inc.	8,133	309,705
Retail REITs – 0.3%
Federal Realty Investment Trust	2,104	219,174
Kimco Realty Corp.	13,795	257,001
NNN REIT, Inc.	4,547	184,290
Realty Income Corp.	14,075	753,576
Regency Centers Corp.	4,476	265,069
Simon Property Group, Inc.	6,220	874,097
38	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Specialized REITs – 0.9%
American Tower Corp.	5,513	$945,810
Crown Castle, Inc.	5,502	515,978
CubeSmart	5,315	214,939
Digital Realty Trust, Inc.	7,188	997,551
Equinix, Inc.	1,216	864,710
Extra Space Storage, Inc.	4,634	622,254
Gaming and Leisure Properties, Inc.	6,340	270,908
Iron Mountain, Inc.	7,652	593,183
Lamar Advertising Company, Class A	2,304	266,918
Public Storage	2,023	524,867
SBA Communications Corp.	2,544	473,489
VICI Properties, Inc.	22,719	648,627
Weyerhaeuser Company	25,728	776,214
Utilities – 3.6%		30,322,811
Electric utilities – 2.1%
Alliant Energy Corp.	10,056	500,789
American Electric Power Company, Inc.	16,070	1,382,502
Avangrid, Inc.	2,243	81,937
Constellation Energy Corp.	6,298	1,171,050
Duke Energy Corp.	15,336	1,506,915
Edison International	17,778	1,263,305
Entergy Corp.	11,623	1,239,825
Evergy, Inc.	11,527	604,591
Eversource Energy	14,265	864,744
Exelon Corp.	41,363	1,554,422
FirstEnergy Corp.	21,691	831,633
NextEra Energy, Inc.	19,701	1,319,376
NRG Energy, Inc.	6,206	450,990
PG&E Corp.	60,432	1,033,992
Pinnacle West Capital Corp.	5,854	431,147
PPL Corp.	36,163	993,036
The Southern Company	19,666	1,445,451
Xcel Energy, Inc.	20,408	1,096,522
Gas utilities – 0.1%
Atmos Energy Corp.	4,849	571,697
Independent power and renewable electricity producers – 0.2%
Brookfield Renewable Corp., Class A	3,949	91,775
The AES Corp.	31,305	560,360
Vistra Corp.	14,875	1,128,120
Multi-utilities – 1.1%
Ameren Corp.	11,760	868,711
CenterPoint Energy, Inc.	28,621	834,016
CMS Energy Corp.	11,696	708,895
Consolidated Edison, Inc.	15,864	1,497,562
Dominion Energy, Inc.	11,006	561,086
DTE Energy Company	8,654	954,709
NiSource, Inc.	20,612	574,250
Public Service Enterprise Group, Inc.	21,485	1,484,184
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Multi-utilities (continued)
Sempra	11,925	$854,188
WEC Energy Group, Inc.	11,050	913,172
Water utilities – 0.1%
American Water Works Company, Inc.	5,734	701,383
Essential Utilities, Inc.	6,738	246,476

SHORT-TERM INVESTMENTS – 0.1%		$978,856
(Cost $978,870)
Short-term funds – 0.1%		978,856
John Hancock Collateral Trust, 5.4256% (D)(E)	12,999	129,951

State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2338% (D)	848,905	848,905
Total investments (Multifactor Large Cap ETF) (Cost $682,154,713) 100.0%		$834,048,544
Other assets and liabilities, net 0.0%		136,942
Total net assets 100.0%		$834,185,486

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 4-30-24.
(D)	The rate shown is the annualized seven-day yield as of 4-30-24.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR MID CAP ETF

As of 4-30-24
	Shares or Principal Amount	Value
COMMON STOCKS – 99.8%		$3,627,199,419
(Cost $3,107,366,980)
Communication services – 2.8%		102,528,016
Diversified telecommunication services – 0.1%
Frontier Communications Parent, Inc. (A)	113,838	2,634,211
GCI Liberty, Inc. (A)(B)	32,082	0
Liberty Global, Ltd., Class A (A)	63,838	1,014,705
Liberty Global, Ltd., Class C (A)	74,152	1,213,868
Entertainment – 0.7%
Endeavor Group Holdings, Inc., Class A	82,708	2,184,318
Live Nation Entertainment, Inc. (A)	41,947	3,729,508
ROBLOX Corp., Class A (A)	63,105	2,244,014
Roku, Inc. (A)	41,789	2,409,554
Take-Two Interactive Software, Inc. (A)	72,232	10,315,452
TKO Group Holdings, Inc.	22,113	2,093,438
Warner Brothers Discovery, Inc. (A)	360,889	2,656,143
Warner Music Group Corp., Class A	41,910	1,383,030
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	39

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Interactive media and services – 0.3%
Match Group, Inc. (A)	93,899	$2,893,967
Pinterest, Inc., Class A (A)	126,542	4,232,830
Snap, Inc., Class A (A)	182,384	2,744,879
ZoomInfo Technologies, Inc. (A)	63,753	1,011,123
Media – 1.7%
Fox Corp., Class A	178,264	5,527,967
Fox Corp., Class B	85,806	2,460,916
Liberty Broadband Corp., Series A (A)	8,295	415,828
Liberty Broadband Corp., Series C (A)	53,792	2,675,076
News Corp., Class A	278,945	6,638,891
News Corp., Class B	88,683	2,176,281
Nexstar Media Group, Inc.	35,269	5,645,156
Omnicom Group, Inc.	103,688	9,626,394
Paramount Global, Class A	2,526	52,263
Paramount Global, Class B	172,997	1,970,436
Sirius XM Holdings, Inc. (C)	192,498	565,944
The Interpublic Group of Companies, Inc.	292,623	8,907,444
The New York Times Company, Class A	95,236	4,098,005
The Trade Desk, Inc., Class A (A)	108,707	9,006,375
Consumer discretionary – 12.5%		452,353,468
Automobile components – 0.7%
Autoliv, Inc.	65,864	7,889,849
BorgWarner, Inc.	182,608	5,984,064
Gentex Corp.	167,746	5,753,688
Lear Corp.	46,520	5,855,472
Automobiles – 0.1%
Thor Industries, Inc.	24,674	2,453,089
Broadline retail – 0.4%
Dillard’s, Inc., Class A	2,552	1,117,750
eBay, Inc.	203,877	10,507,821
Etsy, Inc. (A)	43,389	2,979,523
Distributors – 0.7%
Genuine Parts Company	63,739	10,020,408
LKQ Corp.	162,884	7,025,187
Pool Corp.	19,027	6,897,858
Diversified consumer services – 0.6%
ADT, Inc.	289,859	1,884,084
Bright Horizons Family Solutions, Inc. (A)	22,252	2,307,755
Duolingo, Inc. (A)	8,656	1,954,092
H&R Block, Inc.	73,778	3,484,535
Service Corp. International	146,223	10,485,651
Hotels, restaurants and leisure – 2.8%
Aramark	181,332	5,713,771
Boyd Gaming Corp.	47,399	2,536,320
Caesars Entertainment, Inc. (A)	128,869	4,616,088
Carnival Corp. (A)	268,125	3,973,613
Cava Group, Inc. (A)	15,899	1,143,774
Choice Hotels International, Inc.	20,514	2,425,986
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Churchill Downs, Inc.	37,793	$4,875,297
Darden Restaurants, Inc.	55,821	8,563,500
Domino’s Pizza, Inc.	14,137	7,482,290
DraftKings, Inc., Class A (A)	95,008	3,948,532
Dutch Bros, Inc., Class A (A)	6,745	189,939
Expedia Group, Inc. (A)	46,119	6,209,001
Hyatt Hotels Corp., Class A	20,106	2,991,572
Light & Wonder, Inc. (A)	45,016	4,018,128
MGM Resorts International (A)	127,222	5,017,636
Norwegian Cruise Line Holdings, Ltd. (A)	228,219	4,317,903
Planet Fitness, Inc., Class A (A)	37,165	2,223,954
Red Rock Resorts, Inc., Class A	13,661	725,672
Royal Caribbean Cruises, Ltd. (A)	66,262	9,252,163
Texas Roadhouse, Inc.	37,359	6,006,580
Vail Resorts, Inc.	24,979	4,730,273
Wingstop, Inc.	7,007	2,696,224
Wyndham Hotels & Resorts, Inc.	58,382	4,291,661
Wynn Resorts, Ltd.	42,787	3,921,429
Household durables – 2.6%
Garmin, Ltd.	58,216	8,410,466
Installed Building Products, Inc.	6,478	1,527,059
Lennar Corp., A Shares	114,646	17,382,627
Lennar Corp., B Shares	6,312	886,142
Mohawk Industries, Inc. (A)	33,491	3,862,182
NVR, Inc. (A)	1,794	13,345,297
PulteGroup, Inc.	153,409	17,092,831
SharkNinja, Inc.	15,546	999,297
Taylor Morrison Home Corp. (A)	59,238	3,317,920
Tempur Sealy International, Inc.	82,142	4,112,029
Toll Brothers, Inc.	84,041	10,010,124
TopBuild Corp. (A)	22,338	9,039,518
Whirlpool Corp.	41,932	3,977,670
Leisure products – 0.5%
Brunswick Corp.	64,236	5,179,991
Hasbro, Inc.	95,689	5,865,736
Mattel, Inc. (A)	235,782	4,319,526
Polaris, Inc.	42,441	3,614,276
Specialty retail – 3.0%
Abercrombie & Fitch Company, Class A (A)	15,600	1,895,712
AutoNation, Inc. (A)	48,413	7,801,755
Bath & Body Works, Inc.	100,274	4,554,445
Best Buy Company, Inc.	114,069	8,400,041
Burlington Stores, Inc. (A)	33,595	6,045,084
CarMax, Inc. (A)	90,877	6,176,910
Carvana Company (A)	22,248	1,844,804
Chewy, Inc., Class A (A)(C)	9,277	139,062
Dick’s Sporting Goods, Inc.	36,805	7,395,597
Five Below, Inc. (A)	29,633	4,336,493
Floor & Decor Holdings, Inc., Class A (A)	54,262	5,986,726
40	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Lithia Motors, Inc.	21,064	$5,358,260
Murphy USA, Inc.	11,009	4,555,744
Penske Automotive Group, Inc.	16,841	2,575,157
The Gap, Inc.	73,614	1,510,559
Tractor Supply Company	52,033	14,209,172
Ulta Beauty, Inc. (A)	22,918	9,278,123
Valvoline, Inc. (A)	85,992	3,656,380
Wayfair, Inc., Class A (A)(C)	21,750	1,090,763
Williams-Sonoma, Inc.	46,697	13,391,766
Textiles, apparel and luxury goods – 1.1%
Birkenstock Holding PLC (A)(C)	5,602	250,802
Capri Holdings, Ltd. (A)	97,484	3,458,732
Crocs, Inc. (A)	37,722	4,691,485
Deckers Outdoor Corp. (A)	12,471	10,207,139
Levi Strauss & Company, Class A	58,039	1,231,588
PVH Corp.	27,322	2,972,634
Ralph Lauren Corp.	27,224	4,454,935
Skechers USA, Inc., Class A (A)	90,973	6,008,767
Tapestry, Inc.	186,874	7,460,010
Consumer staples – 4.6%		165,652,932
Beverages – 0.4%
Brown-Forman Corp., Class A	8,325	408,508
Brown-Forman Corp., Class B	50,223	2,403,171
Celsius Holdings, Inc. (A)	39,110	2,787,370
Coca-Cola Consolidated, Inc.	2,970	2,453,220
Molson Coors Beverage Company, Class B	99,947	5,722,965
Consumer staples distribution and retail – 1.6%
Albertsons Companies, Inc., Class A	205,443	4,191,037
BJ’s Wholesale Club Holdings, Inc. (A)	87,537	6,537,263
Casey’s General Stores, Inc.	26,471	8,459,602
Dollar Tree, Inc. (A)	100,159	11,843,802
Maplebear, Inc. (A)	6,797	231,982
Performance Food Group Company (A)	96,537	6,552,932
Sprouts Farmers Market, Inc. (A)	31,197	2,059,938
The Kroger Company	184,403	10,212,238
U.S. Foods Holding Corp. (A)	168,540	8,469,135
Food products – 1.9%
Bunge Global SA	88,802	9,036,492
Campbell Soup Company	98,956	4,523,279
Conagra Brands, Inc.	176,889	5,444,643
Darling Ingredients, Inc. (A)	114,265	4,841,408
Hormel Foods Corp.	84,211	2,994,543
Ingredion, Inc.	51,971	5,955,357
Kellanova	95,211	5,508,908
Lamb Weston Holdings, Inc.	73,272	6,106,488
Lancaster Colony Corp.	4,311	822,582
McCormick & Company, Inc.	79,298	6,031,406
Pilgrim’s Pride Corp. (A)	31,853	1,147,345
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
Post Holdings, Inc. (A)	44,877	$4,763,694
The J.M. Smucker Company	45,026	5,171,236
Tyson Foods, Inc., Class A	104,292	6,325,310
Household products – 0.5%
Church & Dwight Company, Inc.	84,208	9,085,201
Reynolds Consumer Products, Inc.	34,074	975,539
The Clorox Company	44,505	6,580,954
Personal care products – 0.2%
BellRing Brands, Inc. (A)	45,259	2,496,939
Coty, Inc., Class A (A)	220,266	2,519,843
e.l.f. Beauty, Inc. (A)	18,388	2,988,602
Energy – 5.3%		193,535,036
Energy equipment and services – 0.9%
Baker Hughes Company	284,743	9,288,317
ChampionX Corp.	78,768	2,644,242
Halliburton Company	254,764	9,546,007
Noble Corp. PLC	40,469	1,796,014
NOV, Inc.	200,334	3,704,176
TechnipFMC PLC	137,651	3,526,619
Weatherford International PLC (A)	32,037	3,960,414
Oil, gas and consumable fuels – 4.4%
Antero Midstream Corp.	116,579	1,613,453
Antero Resources Corp. (A)	158,821	5,401,502
APA Corp.	159,278	5,007,700
Cheniere Energy, Inc.	69,454	10,961,230
Chesapeake Energy Corp.	107,016	9,618,598
Chord Energy Corp.	26,185	4,634,221
Civitas Resources, Inc.	54,717	3,937,435
Coterra Energy, Inc.	335,988	9,192,632
Diamondback Energy, Inc.	82,858	16,665,230
DT Midstream, Inc.	42,275	2,629,505
EnLink Midstream LLC (A)	90,533	1,242,113
EQT Corp.	165,009	6,615,211
HF Sinclair Corp.	98,216	5,328,218
Kinetik Holdings, Inc.	3,813	146,190
Marathon Oil Corp.	374,824	10,064,024
Matador Resources Company	70,872	4,415,326
Murphy Oil Corp.	102,073	4,556,539
New Fortress Energy, Inc. (C)	32,027	839,107
ONEOK, Inc.	141,463	11,192,553
Ovintiv, Inc.	172,292	8,842,025
PBF Energy, Inc., Class A	85,400	4,549,258
Permian Resources Corp.	139,196	2,331,533
Range Resources Corp.	147,472	5,295,720
Southwestern Energy Company (A)	874,623	6,550,926
Targa Resources Corp.	101,776	11,608,571
Texas Pacific Land Corp.	10,117	5,830,427
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	41

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials – 14.5%		$528,249,503
Banks – 3.3%
BOK Financial Corp.	16,444	1,459,076
Citizens Financial Group, Inc.	206,155	7,031,947
Comerica, Inc.	102,951	5,165,052
Commerce Bancshares, Inc.	79,384	4,340,717
Cullen/Frost Bankers, Inc.	35,363	3,689,775
East West Bancorp, Inc.	106,568	7,938,250
Fifth Third Bancorp	315,548	11,504,880
First Citizens BancShares, Inc., Class A	6,477	10,925,145
First Horizon Corp.	252,364	3,765,271
Huntington Bancshares, Inc.	614,594	8,278,581
KeyCorp	485,235	7,031,055
M&T Bank Corp.	71,121	10,269,161
Pinnacle Financial Partners, Inc.	42,831	3,285,138
Popular, Inc.	46,252	3,930,957
Prosperity Bancshares, Inc.	52,840	3,274,495
Regions Financial Corp.	465,625	8,972,594
SouthState Corp.	37,782	2,860,097
Webster Financial Corp.	111,201	4,873,940
Western Alliance Bancorp	80,268	4,561,630
Wintrust Financial Corp.	36,571	3,534,221
Zions Bancorp NA	120,240	4,903,387
Capital markets – 4.1%
Affiliated Managers Group, Inc.	22,770	3,554,397
Ameriprise Financial, Inc.	44,176	18,191,235
Ares Management Corp., Class A	43,670	5,812,040
Cboe Global Markets, Inc.	27,420	4,967,133
Evercore, Inc., Class A	13,968	2,535,192
FactSet Research Systems, Inc.	18,276	7,619,082
Franklin Resources, Inc.	147,913	3,378,333
Hamilton Lane, Inc., Class A	15,335	1,713,226
Houlihan Lokey, Inc.	27,607	3,519,616
Interactive Brokers Group, Inc., Class A	43,803	5,042,601
Invesco, Ltd.	286,812	4,064,126
Jefferies Financial Group, Inc.	126,410	5,443,215
LPL Financial Holdings, Inc.	39,209	10,552,318
MarketAxess Holdings, Inc.	18,290	3,659,646
Morningstar, Inc.	13,265	3,749,352
Nasdaq, Inc.	154,771	9,263,044
Northern Trust Corp.	79,920	6,584,609
Raymond James Financial, Inc.	84,017	10,250,074
Robinhood Markets, Inc., Class A (A)	272,823	4,498,851
SEI Investments Company	80,701	5,322,231
State Street Corp.	125,388	9,089,376
Stifel Financial Corp.	73,914	5,907,207
T. Rowe Price Group, Inc.	68,323	7,486,151
The Carlyle Group, Inc.	86,182	3,860,954
Tradeweb Markets, Inc., Class A	25,578	2,601,538
Consumer finance – 1.1%
Ally Financial, Inc.	279,795	10,730,138
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Consumer finance (continued)
Credit Acceptance Corp. (A)	4,201	$2,158,138
Discover Financial Services	75,354	9,549,612
OneMain Holdings, Inc.	40,671	2,119,366
SoFi Technologies, Inc. (A)(C)	216,500	1,467,870
Synchrony Financial	279,058	12,272,971
Financial services – 1.3%
Affirm Holdings, Inc. (A)	65,364	2,083,804
Corebridge Financial, Inc.	108,195	2,873,659
Corpay, Inc. (A)	29,400	8,882,916
Equitable Holdings, Inc.	287,899	10,626,352
Essent Group, Ltd.	53,338	2,825,314
Jack Henry & Associates, Inc.	40,693	6,620,344
Rocket Companies, Inc., Class A (A)(C)	22,745	279,309
Shift4 Payments, Inc., Class A (A)(C)	16,369	947,110
Toast, Inc., Class A (A)	113,667	2,685,951
UWM Holdings Corp. (C)	15,149	95,439
Voya Financial, Inc.	65,629	4,473,273
WEX, Inc. (A)	25,436	5,373,609
Insurance – 4.7%
American Financial Group, Inc.	53,654	6,854,299
Arch Capital Group, Ltd. (A)	138,202	12,927,415
Assurant, Inc.	35,526	6,195,734
Brown & Brown, Inc.	89,270	7,279,076
Cincinnati Financial Corp.	58,459	6,763,122
CNA Financial Corp.	15,273	671,096
Erie Indemnity Company, Class A	11,677	4,468,321
Everest Group, Ltd.	16,984	6,223,107
Fidelity National Financial, Inc.	208,274	10,309,563
First American Financial Corp.	76,176	4,080,748
Globe Life, Inc.	66,837	5,090,974
Kinsale Capital Group, Inc.	11,434	4,153,401
Loews Corp.	96,645	7,262,872
Markel Group, Inc. (A)	5,239	7,640,558
Old Republic International Corp.	206,835	6,176,093
Primerica, Inc.	21,314	4,515,584
Principal Financial Group, Inc.	122,340	9,681,988
Reinsurance Group of America, Inc.	44,948	8,404,827
RenaissanceRe Holdings, Ltd.	29,217	6,405,827
RLI Corp.	18,739	2,648,758
Selective Insurance Group, Inc.	25,657	2,608,034
The Hartford Financial Services Group, Inc.	184,337	17,860,412
Unum Group	120,581	6,113,457
W.R. Berkley Corp.	90,851	6,992,801
Willis Towers Watson PLC	42,189	10,595,345
Health care – 10.4%		376,506,499
Biotechnology – 1.6%
Alnylam Pharmaceuticals, Inc. (A)	32,126	4,624,538
Apellis Pharmaceuticals, Inc. (A)	23,746	1,049,336
BioMarin Pharmaceutical, Inc. (A)	73,515	5,937,071
42	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Blueprint Medicines Corp. (A)	9,279	$847,544
BridgeBio Pharma, Inc. (A)	19,936	510,760
Cerevel Therapeutics Holdings, Inc. (A)	11,912	508,762
CRISPR Therapeutics AG (A)(C)	16,641	881,807
Cytokinetics, Inc. (A)	21,798	1,336,653
Exact Sciences Corp. (A)	76,440	4,536,714
Exelixis, Inc. (A)	226,428	5,312,001
Halozyme Therapeutics, Inc. (A)	69,009	2,629,243
Incyte Corp. (A)	65,576	3,413,231
Ionis Pharmaceuticals, Inc. (A)	35,260	1,454,828
Natera, Inc. (A)	34,096	3,166,836
Neurocrine Biosciences, Inc. (A)	47,728	6,564,509
Sarepta Therapeutics, Inc. (A)	28,187	3,570,165
United Therapeutics Corp. (A)	40,914	9,587,378
Vaxcyte, Inc. (A)	18,045	1,092,625
Viking Therapeutics, Inc. (A)	14,731	1,172,293
Health care equipment and supplies – 2.5%
ABIOMED, Inc. (A)(B)	18,321	284,342
Align Technology, Inc. (A)	19,718	5,567,969
Baxter International, Inc.	88,682	3,580,092
Dentsply Sirona, Inc.	162,470	4,875,725
Globus Medical, Inc., Class A (A)	64,187	3,195,871
Hologic, Inc. (A)	132,717	10,055,967
Inspire Medical Systems, Inc. (A)	8,873	2,144,249
Insulet Corp. (A)	20,077	3,452,039
Masimo Corp. (A)	29,050	3,904,611
Penumbra, Inc. (A)	14,291	2,807,753
ResMed, Inc.	57,804	12,369,478
Shockwave Medical, Inc. (A)	16,827	5,556,107
STERIS PLC	43,578	8,914,316
Teleflex, Inc.	28,572	5,964,405
The Cooper Companies, Inc.	89,952	8,011,125
Zimmer Biomet Holdings, Inc.	93,629	11,261,696
Health care providers and services – 3.3%
Acadia Healthcare Company, Inc. (A)	69,744	5,156,871
Cardinal Health, Inc.	99,492	10,251,656
Cencora, Inc.	56,137	13,419,550
Chemed Corp.	9,845	5,591,960
DaVita, Inc. (A)	43,872	6,098,647
Encompass Health Corp.	83,447	6,957,811
HealthEquity, Inc. (A)	44,445	3,507,155
Henry Schein, Inc. (A)	106,270	7,362,386
Laboratory Corp. of America Holdings	54,060	10,886,062
Molina Healthcare, Inc. (A)	30,270	10,355,367
Option Care Health, Inc. (A)	112,926	3,375,358
Quest Diagnostics, Inc.	90,149	12,456,789
R1 RCM, Inc. (A)	100,235	1,231,888
Tenet Healthcare Corp. (A)	67,202	7,546,113
The Ensign Group, Inc.	32,358	3,829,893
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
Universal Health Services, Inc., Class B	63,221	$10,774,755
Health care technology – 0.1%
Veeva Systems, Inc., Class A (A)	16,803	3,336,404
Life sciences tools and services – 2.1%
10X Genomics, Inc., Class A (A)	16,641	487,248
Avantor, Inc. (A)	305,128	7,393,251
Bio-Rad Laboratories, Inc., Class A (A)	12,723	3,432,029
Bio-Techne Corp.	85,882	5,428,601
Bruker Corp.	74,305	5,796,533
Charles River Laboratories International, Inc. (A)	36,428	8,342,012
Medpace Holdings, Inc. (A)	12,089	4,694,763
Mettler-Toledo International, Inc. (A)	8,607	10,584,028
Repligen Corp. (A)	27,821	4,568,208
Revvity, Inc.	63,515	6,508,382
Waters Corp. (A)	23,363	7,220,102
West Pharmaceutical Services, Inc.	30,118	10,766,583
Pharmaceuticals – 0.8%
Catalent, Inc. (A)	99,214	5,541,102
Elanco Animal Health, Inc. (A)	313,847	4,130,227
Intra-Cellular Therapies, Inc. (A)	22,101	1,587,073
Jazz Pharmaceuticals PLC (A)	45,304	5,017,418
Royalty Pharma PLC, Class A	95,330	2,640,641
Viatris, Inc.	871,875	10,087,594
Industrials – 19.8%		721,094,841
Aerospace and defense – 1.5%
Axon Enterprise, Inc. (A)	18,770	5,887,398
BWX Technologies, Inc.	44,185	4,231,597
Curtiss-Wright Corp.	19,906	5,044,579
HEICO Corp.	13,632	2,827,277
HEICO Corp., Class A	22,112	3,667,275
Hexcel Corp.	36,207	2,324,851
Howmet Aerospace, Inc.	158,333	10,568,728
Huntington Ingalls Industries, Inc.	26,181	7,250,304
Textron, Inc.	89,647	7,583,240
Woodward, Inc.	35,720	5,799,499
Air freight and logistics – 0.4%
C.H. Robinson Worldwide, Inc.	64,789	4,600,019
Expeditors International of Washington, Inc.	77,729	8,652,015
GXO Logistics, Inc. (A)	77,819	3,864,492
Building products – 2.7%
A.O. Smith Corp.	79,218	6,562,419
AAON, Inc.	25,294	2,379,912
Advanced Drainage Systems, Inc.	42,393	6,655,701
Allegion PLC	58,277	7,084,152
Builders FirstSource, Inc. (A)	77,626	14,191,585
Carlisle Companies, Inc.	26,612	10,332,109
Fortune Brands Innovations, Inc.	101,632	7,429,299
Lennox International, Inc.	16,893	7,828,554
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	43

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Building products (continued)
Masco Corp.	89,443	$6,122,373
Owens Corning	83,433	14,034,265
Simpson Manufacturing Company, Inc.	20,940	3,641,257
The AZEK Company, Inc. (A)	25,688	1,172,400
Trex Company, Inc. (A)	60,647	5,370,292
UFP Industries, Inc.	39,788	4,484,108
Zurn Elkay Water Solutions Corp.	39,302	1,229,367
Commercial services and supplies – 0.6%
Clean Harbors, Inc. (A)	34,059	6,452,478
MSA Safety, Inc.	18,342	3,308,897
Rollins, Inc.	92,997	4,143,946
Tetra Tech, Inc.	25,929	5,048,895
Veralto Corp.	29,617	2,774,521
Construction and engineering – 1.4%
AECOM	84,553	7,809,315
API Group Corp. (A)	106,317	4,100,647
Comfort Systems USA, Inc.	15,191	4,700,247
EMCOR Group, Inc.	26,066	9,309,993
Fluor Corp. (A)	45,656	1,841,306
MasTec, Inc. (A)	36,030	3,195,501
Quanta Services, Inc.	55,827	14,434,629
WillScot Mobile Mini Holdings Corp. (A)	128,343	4,743,557
Electrical equipment – 2.4%
Acuity Brands, Inc.	21,237	5,273,147
AMETEK, Inc.	95,731	16,720,376
Atkore, Inc.	26,322	4,614,247
Generac Holdings, Inc. (A)	30,097	4,091,988
Hubbell, Inc.	28,670	10,622,808
NEXTracker, Inc., Class A (A)	83,976	3,593,333
nVent Electric PLC	96,947	6,986,970
Regal Rexnord Corp.	37,294	6,018,133
Rockwell Automation, Inc.	46,211	12,521,333
Sensata Technologies Holding PLC	149,512	5,727,805
Vertiv Holdings Company, Class A	109,223	10,157,739
Ground transportation – 0.9%
J.B. Hunt Transport Services, Inc.	40,630	6,605,219
Knight-Swift Transportation Holdings, Inc.	114,525	5,294,491
Landstar System, Inc.	23,829	4,156,016
Lyft, Inc., Class A (A)	61,276	958,357
Saia, Inc. (A)	11,604	4,604,815
U-Haul Holding Company (A)	7,851	496,419
U-Haul Holding Company, Series N	70,862	4,345,258
XPO, Inc. (A)	51,314	5,514,202
Machinery – 4.8%
AGCO Corp.	57,543	6,570,835
Allison Transmission Holdings, Inc.	52,314	3,847,695
Chart Industries, Inc. (A)	21,564	3,106,510
Crane Company	25,631	3,588,596
Cummins, Inc.	20,924	5,910,821
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Donaldson Company, Inc.	87,893	$6,345,875
Dover Corp.	71,293	12,782,835
Esab Corp.	19,301	2,043,590
Flowserve Corp.	37,115	1,750,343
Fortive Corp.	102,887	7,744,304
Graco, Inc.	81,633	6,546,967
IDEX Corp.	30,690	6,765,917
Ingersoll Rand, Inc.	126,490	11,804,047
ITT, Inc.	55,917	7,232,305
Lincoln Electric Holdings, Inc.	29,762	6,533,652
Mueller Industries, Inc.	33,072	1,846,079
Nordson Corp.	24,535	6,334,692
Oshkosh Corp.	50,361	5,654,029
Pentair PLC	99,637	7,880,290
RBC Bearings, Inc. (A)	11,848	2,897,428
Snap-on, Inc.	31,118	8,338,379
Stanley Black & Decker, Inc.	75,767	6,925,104
Symbotic, Inc. (A)	3,790	146,180
The Middleby Corp. (A)	37,817	5,255,428
The Timken Company	44,428	3,963,866
The Toro Company	64,523	5,651,570
Wabtec Corp.	84,153	13,555,365
Watts Water Technologies, Inc., Class A	12,951	2,570,255
Xylem, Inc.	76,567	10,007,307
Passenger airlines – 0.2%
American Airlines Group, Inc. (A)	73,022	986,527
Delta Air Lines, Inc.	76,558	3,833,259
Southwest Airlines Company	51,522	1,336,481
United Airlines Holdings, Inc. (A)	48,992	2,521,128
Professional services – 3.1%
Booz Allen Hamilton Holding Corp.	67,070	9,904,227
Broadridge Financial Solutions, Inc.	53,884	10,421,704
CACI International, Inc., Class A (A)	15,003	6,034,657
Dayforce, Inc. (A)	84,687	5,197,241
Equifax, Inc.	41,117	9,053,552
ExlService Holdings, Inc. (A)	56,289	1,632,381
FTI Consulting, Inc. (A)	19,101	4,084,367
Genpact, Ltd.	122,588	3,768,355
Jacobs Solutions, Inc.	34,944	5,015,512
KBR, Inc.	72,325	4,696,786
Leidos Holdings, Inc.	54,850	7,691,067
Parsons Corp. (A)	17,127	1,344,641
Paycom Software, Inc.	21,313	4,006,418
Paylocity Holding Corp. (A)	21,944	3,404,831
Robert Half, Inc.	83,046	5,741,800
Science Applications International Corp.	36,799	4,736,031
SS&C Technologies Holdings, Inc.	120,214	7,440,044
TransUnion	62,278	4,546,294
TriNet Group, Inc.	24,444	2,453,444
44	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Professional services (continued)
Verisk Analytics, Inc.	51,129	$11,144,077
Trading companies and distributors – 1.8%
Applied Industrial Technologies, Inc.	21,977	4,027,285
Beacon Roofing Supply, Inc. (A)	6,176	608,521
Core & Main, Inc., Class A (A)	91,463	5,164,916
Fastenal Company	217,341	14,766,148
MSC Industrial Direct Company, Inc., Class A	25,110	2,291,036
SiteOne Landscape Supply, Inc. (A)	23,889	3,747,945
United Rentals, Inc.	33,487	22,368,976
Watsco, Inc.	13,532	6,058,547
WESCO International, Inc.	42,427	6,480,724
Information technology – 13.8%		500,950,006
Communications equipment – 0.6%
Ciena Corp. (A)	125,571	5,805,147
F5, Inc. (A)	46,645	7,710,885
Juniper Networks, Inc.	247,397	8,614,364
Ubiquiti, Inc.	1,708	183,747
Electronic equipment, instruments and components – 3.4%
Arrow Electronics, Inc. (A)	65,521	8,365,066
CDW Corp.	62,087	15,016,362
Cognex Corp.	102,200	4,245,388
Coherent Corp. (A)	100,613	5,496,488
Corning, Inc.	277,664	9,268,424
Fabrinet (A)	15,161	2,623,914
Flex, Ltd. (A)	467,522	13,394,505
Insight Enterprises, Inc. (A)	16,159	2,950,149
Jabil, Inc.	77,398	9,083,429
Keysight Technologies, Inc. (A)	84,619	12,518,535
Littelfuse, Inc.	20,669	4,767,098
Novanta, Inc. (A)	19,103	2,989,620
TD SYNNEX Corp.	27,330	3,220,567
Teledyne Technologies, Inc. (A)	19,988	7,625,022
Trimble, Inc. (A)	125,227	7,522,386
Vontier Corp.	50,011	2,031,947
Zebra Technologies Corp., Class A (A)	34,785	10,941,970
IT services – 1.9%
Akamai Technologies, Inc. (A)	92,899	9,376,296
Amdocs, Ltd.	102,727	8,628,041
Cloudflare, Inc., Class A (A)	48,407	4,230,772
EPAM Systems, Inc. (A)	23,580	5,547,431
Gartner, Inc. (A)	30,797	12,706,534
Globant SA (A)	24,927	4,451,713
GoDaddy, Inc., Class A (A)	57,750	7,067,445
MongoDB, Inc. (A)	12,231	4,466,517
Okta, Inc. (A)	43,141	4,011,250
Twilio, Inc., Class A (A)	81,386	4,873,394
VeriSign, Inc. (A)	32,299	5,474,035
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment – 2.6%
Allegro MicroSystems, Inc. (A)	32,359	$960,739
Amkor Technology, Inc.	101,926	3,297,306
Enphase Energy, Inc. (A)	45,412	4,939,009
Entegris, Inc.	70,315	9,346,270
First Solar, Inc. (A)	55,485	9,782,006
Lattice Semiconductor Corp. (A)	70,811	4,857,635
MACOM Technology Solutions Holdings, Inc. (A)	24,272	2,474,530
MKS Instruments, Inc.	51,857	6,169,946
Monolithic Power Systems, Inc.	18,796	12,580,727
Onto Innovation, Inc. (A)	23,503	4,359,571
Qorvo, Inc. (A)	75,531	8,825,042
Rambus, Inc. (A)	49,488	2,712,932
Skyworks Solutions, Inc.	87,668	9,344,532
Teradyne, Inc.	85,423	9,936,403
Universal Display Corp.	31,332	4,949,829
Software – 3.9%
Altair Engineering, Inc., Class A (A)	17,108	1,376,339
ANSYS, Inc. (A)	37,977	12,337,968
Appfolio, Inc., Class A (A)	5,825	1,320,994
AppLovin Corp., Class A (A)	51,863	3,659,972
Aspen Technology, Inc. (A)	20,376	4,011,423
Bentley Systems, Inc., Class B	72,472	3,806,954
BILL Holdings, Inc. (A)	43,872	2,735,858
Braze, Inc., Class A (A)	9,954	417,073
CCC Intelligent Solutions Holdings, Inc. (A)	96,743	1,085,456
Confluent, Inc., Class A (A)	57,002	1,602,896
DocuSign, Inc. (A)	78,748	4,457,137
Dolby Laboratories, Inc., Class A	47,448	3,684,812
DoubleVerify Holdings, Inc. (A)	32,158	942,229
Dropbox, Inc., Class A (A)	171,716	3,976,943
Dynatrace, Inc. (A)	75,744	3,431,961
Elastic NV (A)	24,969	2,552,331
Fair Isaac Corp. (A)	9,518	10,787,035
Freshworks, Inc., Class A (A)	65,011	1,160,446
Gen Digital, Inc.	397,939	8,014,491
Gitlab, Inc., Class A (A)	28,615	1,501,429
Guidewire Software, Inc. (A)	47,494	5,243,338
HashiCorp, Inc., Class A (A)	28,081	911,509
HubSpot, Inc. (A)	13,272	8,027,835
Informatica, Inc., Class A (A)	21,903	678,336
Klaviyo, Inc., Class A (A)	7,166	160,518
Manhattan Associates, Inc. (A)	31,982	6,590,211
Marathon Digital Holdings, Inc. (A)	48,475	778,509
Nutanix, Inc., Class A (A)	56,164	3,409,155
Procore Technologies, Inc. (A)	30,628	2,095,568
PTC, Inc. (A)	51,512	9,140,289
Qualys, Inc. (A)	16,061	2,632,559
Samsara, Inc., Class A (A)	31,300	1,093,309
SentinelOne, Inc., Class A (A)	57,877	1,222,941
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	45

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Smartsheet, Inc., Class A (A)	44,052	$1,666,487
SPS Commerce, Inc. (A)	17,208	2,991,955
Tenable Holdings, Inc. (A)	28,562	1,284,433
Tyler Technologies, Inc. (A)	17,748	8,191,589
UiPath, Inc., Class A (A)	142,699	2,707,000
Unity Software, Inc. (A)	92,174	2,237,063
Zoom Video Communications, Inc., Class A (A)	68,970	4,214,067
Zscaler, Inc. (A)	17,124	2,961,425
Technology hardware, storage and peripherals – 1.4%
Hewlett Packard Enterprise Company	624,885	10,623,045
HP, Inc.	118,254	3,321,755
NetApp, Inc.	108,060	11,044,813
Pure Storage, Inc., Class A (A)	133,466	6,726,686
Seagate Technology Holdings PLC	76,582	6,579,160
Western Digital Corp. (A)	166,706	11,807,786
Materials – 6.1%		222,422,597
Chemicals – 2.0%
Albemarle Corp.	33,338	4,010,895
Axalta Coating Systems, Ltd. (A)	146,155	4,595,113
Celanese Corp.	40,297	6,190,022
CF Industries Holdings, Inc.	82,394	6,506,654
DuPont de Nemours, Inc.	61,232	4,439,320
Eastman Chemical Company	77,708	7,338,744
Element Solutions, Inc.	48,139	1,113,455
FMC Corp.	42,499	2,507,866
International Flavors & Fragrances, Inc.	63,786	5,399,485
LyondellBasell Industries NV, Class A	88,174	8,814,755
NewMarket Corp.	1,975	1,040,667
Olin Corp.	101,005	5,280,541
RPM International, Inc.	59,422	6,352,806
The Mosaic Company	183,491	5,759,782
Westlake Corp.	19,416	2,861,142
Construction materials – 0.7%
Eagle Materials, Inc.	15,464	3,876,979
Martin Marietta Materials, Inc.	20,806	12,214,578
Summit Materials, Inc., Class A (A)	26,193	1,018,908
Vulcan Materials Company	37,679	9,707,241
Containers and packaging – 2.1%
Amcor PLC	593,875	5,309,243
AptarGroup, Inc.	42,379	6,118,680
Avery Dennison Corp.	39,763	8,639,705
Ball Corp.	123,195	8,570,676
Berry Global Group, Inc.	111,933	6,339,885
Crown Holdings, Inc.	74,586	6,121,273
Graphic Packaging Holding Company	212,337	5,488,911
International Paper Company	213,732	7,467,796
Packaging Corp. of America	46,256	8,001,363
Sealed Air Corp.	95,655	3,011,219
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Containers and packaging (continued)
Sonoco Products Company	87,320	$4,894,286
Westrock Company	163,725	7,852,251
Metals and mining – 1.3%
ATI, Inc. (A)	43,796	2,614,621
Cleveland-Cliffs, Inc. (A)	428,849	7,247,548
Commercial Metals Company	75,704	4,068,333
Reliance, Inc.	32,249	9,181,935
Royal Gold, Inc.	32,718	3,930,413
Steel Dynamics, Inc.	95,132	12,378,576
U.S. Steel Corp.	168,683	6,156,930
Real estate – 5.0%		181,751,359
Diversified REITs – 0.1%
WP Carey, Inc.	57,501	3,153,355
Health care REITs – 0.4%
Healthcare Realty Trust, Inc.	152,596	2,171,441
Healthpeak Properties, Inc.	187,032	3,480,666
Omega Healthcare Investors, Inc.	102,450	3,115,505
Ventas, Inc.	101,344	4,487,512
Hotel and resort REITs – 0.2%
Host Hotels & Resorts, Inc.	268,505	5,066,689
Ryman Hospitality Properties, Inc.	12,587	1,327,677
Industrial REITs – 0.4%
Americold Realty Trust, Inc.	116,510	2,559,725
EastGroup Properties, Inc.	19,347	3,005,750
First Industrial Realty Trust, Inc.	55,666	2,528,350
Rexford Industrial Realty, Inc.	86,430	3,700,068
STAG Industrial, Inc.	75,086	2,582,208
Terreno Realty Corp.	27,592	1,499,625
Office REITs – 0.2%
Alexandria Real Estate Equities, Inc.	41,028	4,753,914
Boston Properties, Inc.	58,283	3,607,135
Real estate management and development – 0.6%
CBRE Group, Inc., Class A (A)	118,451	10,292,207
CoStar Group, Inc. (A)	20,151	1,844,421
Jones Lang LaSalle, Inc. (A)	34,984	6,321,609
Zillow Group, Inc., Class A (A)	13,080	549,360
Zillow Group, Inc., Class C (A)	74,787	3,183,683
Residential REITs – 1.2%
American Homes 4 Rent, Class A	130,964	4,688,511
AvalonBay Communities, Inc.	28,444	5,392,129
Camden Property Trust	43,378	4,323,919
Equity LifeStyle Properties, Inc.	70,024	4,221,747
Equity Residential	74,658	4,807,975
Essex Property Trust, Inc.	16,273	4,007,226
Invitation Homes, Inc.	153,281	5,242,210
Mid-America Apartment Communities, Inc.	29,710	3,862,300
Sun Communities, Inc.	31,205	3,473,741
UDR, Inc.	129,266	4,922,449
46	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Retail REITs – 0.6%
Agree Realty Corp.	34,015	$1,946,338
Brixmor Property Group, Inc.	125,771	2,779,539
Federal Realty Investment Trust	34,381	3,581,469
Kimco Realty Corp.	263,036	4,900,361
NNN REIT, Inc.	76,325	3,093,452
Regency Centers Corp.	74,990	4,440,908
Specialized REITs – 1.3%
CubeSmart	94,550	3,823,602
Extra Space Storage, Inc.	71,408	9,588,666
Gaming and Leisure Properties, Inc.	106,432	4,547,839
Iron Mountain, Inc.	109,104	8,457,742
Lamar Advertising Company, Class A	41,103	4,761,783
SBA Communications Corp.	15,116	2,813,390
VICI Properties, Inc.	226,886	6,477,595
Weyerhaeuser Company	210,990	6,365,568
Utilities – 5.0%		182,155,162
Electric utilities – 2.4%
Alliant Energy Corp.	131,735	6,560,403
Avangrid, Inc.	33,035	1,206,769
Edison International	177,729	12,629,423
Entergy Corp.	110,080	11,742,234
Evergy, Inc.	149,434	7,837,813
Eversource Energy	106,144	6,434,449
FirstEnergy Corp.	205,512	7,879,330
NRG Energy, Inc.	99,762	7,249,705
OGE Energy Corp.	150,126	5,201,866
PG&E Corp.	494,733	8,464,882
Pinnacle West Capital Corp.	82,428	6,070,822
PPL Corp.	251,263	6,899,682
Gas utilities – 0.3%
Atmos Energy Corp.	54,237	6,394,542
UGI Corp.	178,481	4,561,974
Independent power and renewable electricity producers – 0.6%
Brookfield Renewable Corp., Class A	65,107	1,513,087
The AES Corp.	336,189	6,017,783
Vistra Corp.	181,745	13,783,541
Multi-utilities – 1.4%
Ameren Corp.	107,848	7,966,732
CenterPoint Energy, Inc.	346,960	10,110,414
CMS Energy Corp.	119,404	7,237,076
DTE Energy Company	74,347	8,201,961
NiSource, Inc.	322,779	8,992,623
WEC Energy Group, Inc.	96,447	7,970,380
Water utilities – 0.3%
American Water Works Company, Inc.	58,216	7,120,981
Essential Utilities, Inc.	112,266	4,106,690
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.2%		$6,249,574
(Cost $6,249,730)
Short-term funds – 0.2%		6,249,574
John Hancock Collateral Trust, 5.4256% (D)(E)	185,329	$1,852,697

State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2338% (D)	4,396,877	4,396,877
Total investments (Multifactor Mid Cap ETF) (Cost $3,113,616,710) 100.0%		$3,633,448,993
Other assets and liabilities, net (0.0%)		(1,556,446)
Total net assets 100.0%		$3,631,892,547

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	All or a portion of this security is on loan as of 4-30-24.
(D)	The rate shown is the annualized seven-day yield as of 4-30-24.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR SMALL CAP ETF

As of 4-30-24
	Shares or Principal Amount	Value
COMMON STOCKS – 99.8%		$412,899,917
(Cost $377,806,160)
Communication services – 1.7%		7,017,703
Diversified telecommunication services – 0.5%
Frontier Communications Parent, Inc. (A)	84,291	1,950,494
Entertainment – 0.3%
Madison Square Garden Sports Corp. (A)	5,935	1,103,435
Interactive media and services – 0.5%
ZoomInfo Technologies, Inc. (A)	128,919	2,044,655
Media – 0.4%
Nexstar Media Group, Inc.	11,990	1,919,119
Consumer discretionary – 13.9%		57,748,128
Automobile components – 0.4%
Modine Manufacturing Company (A)	18,442	1,708,282
Automobiles – 0.8%
Harley-Davidson, Inc.	47,286	1,626,166
Thor Industries, Inc.	15,732	1,564,075
Broadline retail – 0.9%
Dillard’s, Inc., Class A	1,061	464,707
Macy’s, Inc.	97,497	1,796,870
Ollie’s Bargain Outlet Holdings, Inc. (A)	20,659	1,510,999
Diversified consumer services – 1.2%
ADT, Inc.	122,895	798,818
Bright Horizons Family Solutions, Inc. (A)	18,719	1,941,347
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	47

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Diversified consumer services (continued)
H&R Block, Inc.	45,593	$2,153,357
Hotels, restaurants and leisure – 2.6%
Cava Group, Inc. (A)	23,069	1,659,584
Choice Hotels International, Inc.	10,789	1,275,907
Dutch Bros, Inc., Class A (A)	20,299	571,620
Hilton Grand Vacations, Inc. (A)	24,082	1,002,774
International Game Technology PLC	19,634	387,575
Planet Fitness, Inc., Class A (A)	30,502	1,825,240
Red Rock Resorts, Inc., Class A	11,450	608,224
Shake Shack, Inc., Class A (A)	13,828	1,463,694
Wyndham Hotels & Resorts, Inc.	26,959	1,981,756
Household durables – 1.6%
Installed Building Products, Inc.	7,676	1,809,463
Skyline Champion Corp. (A)	17,212	1,290,728
Taylor Morrison Home Corp. (A)	33,217	1,860,484
Whirlpool Corp.	19,983	1,895,587
Leisure products – 0.9%
Brunswick Corp.	22,207	1,790,772
Mattel, Inc. (A)	13,366	244,865
Polaris, Inc.	19,314	1,644,780
Specialty retail – 3.7%
Abercrombie & Fitch Company, Class A (A)	17,793	2,162,205
Academy Sports & Outdoors, Inc.	24,024	1,400,599
American Eagle Outfitters, Inc.	66,499	1,613,266
Asbury Automotive Group, Inc. (A)	6,684	1,405,244
AutoNation, Inc. (A)	12,636	2,036,291
RH (A)	5,461	1,349,140
Signet Jewelers, Ltd.	15,775	1,546,423
The Gap, Inc.	87,057	1,786,410
Valvoline, Inc. (A)	49,807	2,117,794
Textiles, apparel and luxury goods – 1.8%
Capri Holdings, Ltd. (A)	41,898	1,486,541
Columbia Sportswear Company	11,386	906,667
Crocs, Inc. (A)	22,014	2,737,881
Levi Strauss & Company, Class A	33,114	702,679
VF Corp.	129,961	1,619,314
Consumer staples – 2.5%		10,342,852
Beverages – 0.1%
National Beverage Corp. (A)	7,841	348,925
Consumer staples distribution and retail – 0.6%
Sprouts Farmers Market, Inc. (A)	37,984	2,508,084
Food products – 1.5%
Flowers Foods, Inc.	57,569	1,435,771
Freshpet, Inc. (A)	18,037	1,913,185
Lancaster Colony Corp.	6,425	1,225,954
Post Holdings, Inc. (A)	16,102	1,709,227
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Household products – 0.1%
Reynolds Consumer Products, Inc.	17,844	$510,874
Personal care products – 0.2%
Inter Parfums, Inc.	5,936	690,832
Energy – 6.4%		26,669,656
Energy equipment and services – 2.4%
ChampionX Corp.	68,659	2,304,883
Noble Corp. PLC	41,009	1,819,979
NOV, Inc.	143,712	2,657,251
Valaris, Ltd. (A)	19,515	1,269,646
Weatherford International PLC (A)	15,819	1,955,545
Oil, gas and consumable fuels – 4.0%
Antero Midstream Corp.	109,310	1,512,850
Chord Energy Corp.	13,575	2,402,504
DT Midstream, Inc.	31,954	1,987,539
EnLink Midstream LLC (A)	74,596	1,023,457
Equitrans Midstream Corp.	156,470	2,117,039
Kinetik Holdings, Inc.	7,652	293,378
Magnolia Oil & Gas Corp., Class A	56,373	1,413,271
Murphy Oil Corp.	52,861	2,359,715
PBF Energy, Inc., Class A	33,188	1,767,925
SM Energy Company	36,805	1,784,674
Financials – 18.3%		75,586,687
Banks – 8.1%
Bank OZK	37,144	1,658,480
BOK Financial Corp.	9,146	811,525
Cadence Bank	59,995	1,660,062
Comerica, Inc.	47,147	2,365,365
Commerce Bancshares, Inc.	42,906	2,346,100
Cullen/Frost Bankers, Inc.	2,612	272,536
First Financial Bankshares, Inc.	46,091	1,362,450
FNB Corp.	116,472	1,553,736
Glacier Bancorp, Inc.	41,990	1,519,198
Home BancShares, Inc.	61,720	1,461,530
Old National Bancorp	95,673	1,582,431
Pinnacle Financial Partners, Inc.	25,302	1,940,663
Popular, Inc.	23,611	2,006,699
Prosperity Bancshares, Inc.	29,711	1,841,191
SouthState Corp.	25,350	1,918,995
Synovus Financial Corp.	46,247	1,655,180
United Bankshares, Inc.	44,551	1,446,125
Western Alliance Bancorp	38,336	2,178,635
Wintrust Financial Corp.	19,846	1,917,917
Zions Bancorp NA	53,990	2,201,712
Capital markets – 1.8%
Affiliated Managers Group, Inc.	11,090	1,731,149
Evercore, Inc., Class A	11,033	2,002,490
Hamilton Lane, Inc., Class A	11,796	1,317,849
Janus Henderson Group PLC	46,687	1,457,568
48	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
PJT Partners, Inc., Class A	8,213	$776,046
Consumer finance – 1.4%
Credit Acceptance Corp. (A)	1,524	782,909
FirstCash Holdings, Inc.	12,523	1,414,849
OneMain Holdings, Inc.	38,165	1,988,778
SLM Corp.	81,518	1,727,366
Financial services – 3.0%
Enact Holdings, Inc.	9,630	286,300
Essent Group, Ltd.	34,454	1,825,028
Euronet Worldwide, Inc. (A)	14,746	1,514,119
Jackson Financial, Inc., Class A	27,481	1,877,502
MGIC Investment Corp.	95,118	1,928,993
PennyMac Financial Services, Inc.	9,519	815,207
Radian Group, Inc.	50,406	1,505,627
Shift4 Payments, Inc., Class A (A)(B)	17,433	1,008,673
The Western Union Company	115,619	1,553,919
Insurance – 4.0%
American Equity Investment Life Holding Company	23,303	1,307,531
Assured Guaranty, Ltd.	19,472	1,493,502
Axis Capital Holdings, Ltd.	25,989	1,593,905
Enstar Group, Ltd. (A)	3,992	1,159,157
F&G Annuities & Life, Inc.	6,500	245,830
First American Financial Corp.	33,331	1,785,542
Lincoln National Corp.	61,464	1,676,123
RLI Corp.	14,469	2,045,193
Selective Insurance Group, Inc.	19,779	2,010,535
The Hanover Insurance Group, Inc.	12,160	1,578,611
White Mountains Insurance Group, Ltd.	830	1,475,856
Health care – 8.5%		35,011,729
Biotechnology – 3.2%
Alkermes PLC (A)	53,660	1,316,816
Blueprint Medicines Corp. (A)	22,103	2,018,888
BridgeBio Pharma, Inc. (A)	41,448	1,061,898
CRISPR Therapeutics AG (A)(B)	25,833	1,368,891
Exelixis, Inc. (A)	110,996	2,603,966
Halozyme Therapeutics, Inc. (A)	40,229	1,532,725
Immunovant, Inc. (A)	22,860	627,278
Ionis Pharmaceuticals, Inc. (A)	46,337	1,911,865
Nuvalent, Inc., Class A (A)	12,932	890,756
Health care equipment and supplies – 2.2%
Dentsply Sirona, Inc.	75,073	2,252,941
Globus Medical, Inc., Class A (A)	23,867	1,188,338
Inspire Medical Systems, Inc. (A)	636	153,696
Lantheus Holdings, Inc. (A)	22,301	1,483,909
Masimo Corp. (A)	17,984	2,417,229
Merit Medical Systems, Inc. (A)	18,723	1,387,374
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services – 1.6%
HealthEquity, Inc. (A)	26,659	$2,103,662
Option Care Health, Inc. (A)	58,390	1,745,277
R1 RCM, Inc. (A)	57,381	705,212
The Ensign Group, Inc.	16,895	1,999,692
Health care technology – 0.3%
Doximity, Inc., Class A (A)	41,950	1,018,966
Life sciences tools and services – 0.3%
10X Genomics, Inc., Class A (A)	32,206	942,992
Sotera Health Company (A)	33,066	370,339
Pharmaceuticals – 0.9%
Intra-Cellular Therapies, Inc. (A)	30,580	2,195,950
Organon & Company	92,051	1,713,069
Industrials – 21.7%		89,658,640
Aerospace and defense – 0.8%
Hexcel Corp.	27,485	1,764,812
Moog, Inc., Class A	10,478	1,666,735
Air freight and logistics – 0.5%
GXO Logistics, Inc. (A)	44,257	2,197,803
Building products – 2.3%
AAON, Inc.	21,661	2,038,083
Armstrong World Industries, Inc.	16,076	1,846,811
The AZEK Company, Inc. (A)	46,144	2,106,012
UFP Industries, Inc.	16,651	1,876,568
Zurn Elkay Water Solutions Corp.	51,917	1,623,964
Commercial services and supplies – 0.8%
Casella Waste Systems, Inc., Class A (A)	18,437	1,666,705
MSA Safety, Inc.	1,171	211,248
Stericycle, Inc. (A)	30,870	1,380,815
Construction and engineering – 1.8%
Fluor Corp. (A)	57,068	2,301,552
MasTec, Inc. (A)	20,425	1,811,493
MDU Resources Group, Inc.	66,613	1,645,341
Valmont Industries, Inc.	7,356	1,506,509
Electrical equipment – 1.7%
Atkore, Inc.	11,906	2,087,122
Generac Holdings, Inc. (A)	21,223	2,885,479
Sensata Technologies Holding PLC	53,569	2,052,228
Ground transportation – 1.4%
Landstar System, Inc.	12,074	2,105,826
Lyft, Inc., Class A (A)	120,493	1,884,511
Ryder System, Inc.	13,672	1,665,933
Machinery – 5.6%
Allison Transmission Holdings, Inc.	28,933	2,128,022
Chart Industries, Inc. (A)	14,951	2,153,841
Crane Company	14,667	2,053,527
Esab Corp.	21,374	2,263,079
Federal Signal Corp.	22,518	1,830,713
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	49

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Flowserve Corp.	42,993	$2,027,550
Franklin Electric Company, Inc.	13,094	1,260,559
Mueller Industries, Inc.	36,510	2,037,988
Oshkosh Corp.	16,147	1,812,824
SPX Technologies, Inc. (A)	16,933	2,062,609
The Timken Company	20,779	1,853,902
Watts Water Technologies, Inc., Class A	8,863	1,758,951
Marine transportation – 0.1%
Kirby Corp. (A)	4,935	538,557
Passenger airlines – 0.1%
Alaska Air Group, Inc. (A)	10,440	449,129
Professional services – 3.7%
Alight, Inc., Class A (A)	135,174	1,219,269
ASGN, Inc. (A)	14,461	1,394,763
Clarivate PLC (A)(B)	178,974	1,209,864
Dun & Bradstreet Holdings, Inc.	96,268	876,039
ExlService Holdings, Inc. (A)	51,743	1,500,547
FTI Consulting, Inc. (A)	9,315	1,991,826
Genpact, Ltd.	65,825	2,023,461
Maximus, Inc.	20,033	1,608,249
Science Applications International Corp.	16,223	2,087,900
TriNet Group, Inc.	11,279	1,132,073
Trading companies and distributors – 2.9%
Air Lease Corp.	34,543	1,735,440
Applied Industrial Technologies, Inc.	11,740	2,151,355
Beacon Roofing Supply, Inc. (A)	21,455	2,113,961
Boise Cascade Company	14,581	1,928,629
GATX Corp.	11,548	1,413,013
Herc Holdings, Inc.	9,599	1,372,945
MSC Industrial Direct Company, Inc., Class A	14,714	1,342,505
Information technology – 11.4%		47,050,851
Electronic equipment, instruments and components – 4.3%
Arrow Electronics, Inc. (A)	19,126	2,441,816
Avnet, Inc.	29,113	1,422,752
Badger Meter, Inc.	9,609	1,757,678
Cognex Corp.	61,910	2,571,741
Insight Enterprises, Inc. (A)	11,033	2,014,295
Itron, Inc. (A)	16,752	1,543,194
Littelfuse, Inc.	8,228	1,897,706
Novanta, Inc. (A)	11,644	1,822,286
Vontier Corp.	50,260	2,042,064
IT services – 0.5%
Kyndryl Holdings, Inc. (A)	74,037	1,455,567
Squarespace, Inc., Class A (A)	20,079	699,954
Semiconductors and semiconductor equipment – 1.5%
Cirrus Logic, Inc. (A)	17,455	1,545,989
MACOM Technology Solutions Holdings, Inc. (A)	17,570	1,791,262
Rambus, Inc. (A)	32,296	1,770,467
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Silicon Laboratories, Inc. (A)	9,945	$1,208,218
Software – 5.1%
Altair Engineering, Inc., Class A (A)	16,429	1,321,713
BILL Holdings, Inc. (A)	36,361	2,267,472
Braze, Inc., Class A (A)	19,632	822,581
C3.Ai, Inc., Class A (A)(B)	40,905	921,590
DoubleVerify Holdings, Inc. (A)	46,160	1,352,488
Freshworks, Inc., Class A (A)	71,726	1,280,309
HashiCorp, Inc., Class A (A)	36,511	1,185,147
Pegasystems, Inc.	15,630	928,735
PowerSchool Holdings, Inc., Class A (A)	25,769	446,319
Qualys, Inc. (A)	12,184	1,997,079
Smartsheet, Inc., Class A (A)	43,007	1,626,955
SPS Commerce, Inc. (A)	8,782	1,526,926
Tenable Holdings, Inc. (A)	38,552	1,733,683
Varonis Systems, Inc. (A)	39,093	1,710,319
Vertex, Inc., Class A (A)	19,796	576,657
Workiva, Inc. (A)	17,359	1,367,889
Materials – 7.7%		31,987,785
Chemicals – 3.7%
Arcadium Lithium PLC (A)	133,097	585,627
Ashland, Inc.	15,145	1,443,773
Axalta Coating Systems, Ltd. (A)	70,535	2,217,620
Balchem Corp.	10,628	1,502,587
Cabot Corp.	17,871	1,630,371
Element Solutions, Inc.	73,876	1,708,752
HB Fuller Company	17,924	1,339,102
Huntsman Corp.	56,454	1,346,992
NewMarket Corp.	2,357	1,241,950
Olin Corp.	42,938	2,244,799
Containers and packaging – 1.7%
Berry Global Group, Inc.	41,633	2,358,093
Sealed Air Corp.	54,375	1,711,725
Silgan Holdings, Inc.	26,323	1,228,231
Sonoco Products Company	32,196	1,804,586
Metals and mining – 1.9%
Alcoa Corp.	61,437	2,158,896
Alpha Metallurgical Resources, Inc.	3,893	1,273,478
ATI, Inc. (A)	41,530	2,479,341
Commercial Metals Company	39,457	2,120,419
Paper and forest products – 0.4%
Louisiana-Pacific Corp.	21,744	1,591,443
Real estate – 5.2%		21,501,004
Health care REITs – 0.5%
Healthcare Realty Trust, Inc.	135,761	1,931,879
Hotel and resort REITs – 0.4%
Ryman Hospitality Properties, Inc.	18,044	1,903,281
50	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Industrial REITs – 0.9%
First Industrial Realty Trust, Inc.	13,458	$611,262
STAG Industrial, Inc.	41,481	1,426,532
Terreno Realty Corp.	28,106	1,527,561
Office REITs – 0.7%
Kilroy Realty Corp.	39,520	1,335,776
Vornado Realty Trust	57,610	1,499,588
Residential REITs – 0.4%
Apartment Income REIT Corp.	45,948	1,763,484
Retail REITs – 1.7%
Agree Realty Corp.	31,934	1,827,263
Brixmor Property Group, Inc.	110,077	2,432,702
Kite Realty Group Trust	72,571	1,582,048
Phillips Edison & Company, Inc.	40,757	1,332,754
Specialized REITs – 0.6%
National Storage Affiliates Trust	25,330	887,563
Rayonier, Inc.	48,527	1,439,311
Utilities – 2.5%		10,324,882
Electric utilities – 1.0%
IDACORP, Inc.	16,929	1,604,531
OGE Energy Corp.	74,376	2,577,128
Gas utilities – 1.3%
National Fuel Gas Company	30,068	1,596,611
Southwest Gas Holdings, Inc.	22,468	1,676,562
UGI Corp.	73,599	1,881,190
Independent power and renewable electricity producers – 0.2%
Clearway Energy, Inc., Class A	12,892	279,885
Clearway Energy, Inc., Class C	30,324	708,975

SHORT-TERM INVESTMENTS – 0.6%		$2,495,628
(Cost $2,495,802)
Short-term funds – 0.6%		2,495,628
John Hancock Collateral Trust, 5.4256% (C)(D)	172,368	1,723,125

State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2338% (C)	772,503	772,503
Total investments (Multifactor Small Cap ETF) (Cost $380,301,962) 100.4%		$415,395,545
Other assets and liabilities, net (0.4%)		(1,801,133)
Total net assets 100.0%		$413,594,412

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-24.
(C)	The rate shown is the annualized seven-day yield as of 4-30-24.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	51

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-24

	Multifactor Developed International ETF	Multifactor Emerging Markets ETF	Multifactor Large Cap ETF	Multifactor Mid Cap ETF
Assets
Unaffiliated investments, at value	$698,649,153	$686,284,427	$833,918,593	$3,631,596,296
Affiliated investments, at value	9,414,272	122,282	129,951	1,852,697
Total investments, at value	708,063,425	686,406,709	834,048,544	3,633,448,993
Cash	—	6,909	—	493,991
Foreign currency, at value	3,127,571	2,214,755	—	—
Collateral held at broker for futures contracts	81,728	151,849	—	—
Dividends and interest receivable	4,341,550	1,186,513	535,454	1,711,114
Receivable for investments sold	—	146,128	5,055	11,996
Receivable for securities lending income	23,612	7,674	959	8,284
Other assets	33,576	51,218	51,239	153,896
Total assets	715,671,462	690,171,755	834,641,251	3,635,828,274
Liabilities
Due to custodian	—	—	5,055	—
Foreign capital gains tax payable	—	7,546,219	—	—
Payable for investments purchased	2,045,816	3,651,728	—	493,991
Payable upon return of securities loaned	9,411,974	121,784	129,831	1,856,843
Payable to affiliates
Investment management fees	188,714	197,681	178,074	1,093,585
Accounting and legal services fees	27,341	25,564	32,226	136,397
Trustees’ fees	1,194	1,168	1,470	6,345
Other liabilities and accrued expenses	119,466	241,149	109,109	348,566
Total liabilities	11,794,505	11,785,293	455,765	3,935,727
Net assets	$703,876,957	$678,386,462	$834,185,486	$3,631,892,547
Net assets consist of
Paid-in capital	$687,365,602	$684,361,978	$739,873,422	$3,313,352,520
Total distributable earnings (loss)	16,511,355	(5,975,516)	94,312,064	318,540,027
Net assets	$703,876,957	$678,386,462	$834,185,486	$3,631,892,547
Unaffiliated investments, at cost	$616,598,337	$601,646,550	$682,024,748	$3,111,763,857
Affiliated investments, at cost	$9,414,875	$122,291	$129,965	$1,852,853
Foreign currency, at cost	$3,165,199	$2,247,403	—	—
Securities loaned, at value	$19,611,240	$2,651,153	$243,821	$4,262,338
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$703,876,957	$678,386,462	$834,185,486	$3,631,892,547
Shares outstanding	21,000,000	25,900,000	13,500,000	67,075,000
Net asset value per share	$33.52	$26.19	$61.79	$54.15
52	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-24

Continued
Multifactor Small Cap ETF
Assets
Unaffiliated investments, at value	$413,672,420
Affiliated investments, at value	1,723,125
Total investments, at value	415,395,545
Cash	35,422
Dividends and interest receivable	106,307
Receivable for investments sold	9,884
Receivable for securities lending income	1,019
Other assets	29,395
Total assets	415,577,572
Liabilities
Payable for investments purchased	38,484
Payable upon return of securities loaned	1,723,461
Payable to affiliates
Investment management fees	131,169
Accounting and legal services fees	15,568
Trustees’ fees	706
Other liabilities and accrued expenses	73,772
Total liabilities	1,983,160
Net assets	$413,594,412
Net assets consist of
Paid-in capital	$499,182,998
Total distributable earnings (loss)	(85,588,586)
Net assets	$413,594,412
Unaffiliated investments, at cost	$378,578,663
Affiliated investments, at cost	$1,723,299
Securities loaned, at value	$3,818,460
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$413,594,412
Shares outstanding	11,450,000
Net asset value per share	$36.12
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	53

STATEMENTS OF OPERATIONS For the year ended 4-30-24

	Multifactor Developed International ETF	Multifactor Emerging Markets ETF	Multifactor Large Cap ETF	Multifactor Mid Cap ETF
Investment income
Dividends from unaffiliated investments	$20,330,070	$23,152,836	$13,236,381	$55,943,567
Securities lending	147,482	76,630	36,296	258,716
Interest	8,256	1,399	532	1,956
Less foreign taxes withheld	(1,851,437)	(3,279,033)	(3,423)	(19,695)
Total investment income	18,634,371	19,951,832	13,269,786	56,184,544
Expenses
Investment management fees	1,955,458	2,924,196	2,014,066	12,277,169
Accounting and legal services fees	118,200	140,055	162,753	692,774
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees’ fees	13,000	16,200	18,484	76,863
Custodian fees	176,452	616,516	139,523	556,794
Printing and postage	42,855	27,146	47,616	212,173
Professional fees	56,047	57,210	60,635	122,944
Stock exchange listing fees	9,217	12,139	9,217	16,899
Other	25,232	41,730	33,951	82,481
Total expenses	2,406,461	3,845,192	2,496,245	14,048,097
Less expense reductions	(226,652)	(576,739)	(249,399)	(249,165)
Net expenses	2,179,809	3,268,453	2,246,846	13,798,932
Net investment income	16,454,562	16,683,379	11,022,940	42,385,612
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(16,137,302)	(20,873,887)[1]	(10,228,799)	(49,050,121)
Affiliated investments	(629)	(144)	50	818
Futures contracts	104,879	106,124	51,305	228,264
Redemptions in kind	21,650,078	8,507,756	59,027,122	203,780,334
	5,617,026	(12,260,151)	48,849,678	154,959,295
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	36,040,981	66,457,905[2]	77,755,366	286,551,323
Affiliated investments	(411)	6	(11)	(90)
	36,040,570	66,457,911	77,755,355	286,551,233
Net realized and unrealized gain	41,657,596	54,197,760	126,605,033	441,510,528
Increase in net assets from operations	$58,112,158	$70,881,139	$137,627,973	$483,896,140

[1]	Net of foreign capital gains taxes of $1,769,953.
[2]	Net of $3,702,421 increase in deferred foreign withholding taxes.
54	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-24

Continued

Multifactor Small Cap ETF
Investment income
Dividends from unaffiliated investments	$5,571,934
Securities lending	24,532
Interest	341
Less foreign taxes withheld	(4,996)
Total investment income	5,591,811
Expenses
Investment management fees	1,439,135
Accounting and legal services fees	77,419
Transfer agent fees	10,000
Trustees’ fees	9,026
Custodian fees	74,903
Printing and postage	27,575
Professional fees	45,861
Stock exchange listing fees	9,217
Other	26,121
Total expenses	1,719,257
Less expense reductions	(168,618)
Net expenses	1,550,639
Net investment income	4,041,172
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(19,772,497)
Affiliated investments	243
Futures contracts	24,685
Redemptions in kind	51,583,075
31,835,506
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	16,415,728
Affiliated investments	(125)
16,415,603
Net realized and unrealized gain	48,251,109
Increase in net assets from operations	$52,292,281
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	55

STATEMENTS OF CHANGES IN NET ASSETS

	Multifactor Developed International ETF		Multifactor Emerging Markets ETF		Multifactor Large Cap ETF
	Year ended 4-30-24	Year ended 4-30-23	Year ended 4-30-24	Year ended 4-30-23	Year ended 4-30-24	Year ended 4-30-23
Increase (decrease) in net assets
From operations
Net investment income	$16,454,562	$14,607,913	$16,683,379	$22,024,982	$11,022,940	$11,130,723
Net realized gain (loss)	5,617,026	(12,094,702)	(12,260,151)	(29,379,018)	48,849,678	33,436,167
Change in net unrealized appreciation (depreciation)	36,040,570	30,229,461	66,457,911	(25,012,607)	77,755,355	(35,705,601)
Increase (decrease) in net assets resulting from operations	58,112,158	32,742,672	70,881,139	(32,366,643)	137,627,973	8,861,289
Distributions to shareholders
From earnings	(16,293,074)	(12,810,369)	(19,525,171)	(18,390,167)	(11,097,084)	(10,582,221)
From fund share transactions
Shares issued	236,880,725	39,519,440	15,277,223	104,872,084	140,982,328	86,066,757
Shares repurchased	(61,499,621)	(55,442,968)	(91,615,740)	(11,598,854)	(151,939,289)	(147,594,230)
Total from fund share transactions	175,381,104	(15,923,528)	(76,338,517)	93,273,230	(10,956,961)	(61,527,473)
Total increase (decrease)	217,200,188	4,008,775	(24,982,549)	42,516,420	115,573,928	(63,248,405)
Net assets
Beginning of year	486,676,769	482,667,994	703,369,011	660,852,591	718,611,558	781,859,963
End of year	$703,876,957	$486,676,769	$678,386,462	$703,369,011	$834,185,486	$718,611,558
Share activity
Shares outstanding
Beginning of year	15,500,000	16,100,000	29,000,000	25,100,000	13,750,000	14,975,000
Shares issued	7,400,000	1,400,000	600,000	4,400,000	2,500,000	1,725,000
Shares repurchased	(1,900,000)	(2,000,000)	(3,700,000)	(500,000)	(2,750,000)	(2,950,000)
End of year	21,000,000	15,500,000	25,900,000	29,000,000	13,500,000	13,750,000
56	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Mid Cap ETF		Multifactor Small Cap ETF
	Year ended 4-30-24	Year ended 4-30-23	Year ended 4-30-24	Year ended 4-30-23
Increase (decrease) in net assets
From operations
Net investment income	$42,385,612	$33,830,805	$4,041,172	$3,827,817
Net realized gain	154,959,295	10,409,634	31,835,506	154,396
Change in net unrealized appreciation (depreciation)	286,551,233	(77,717,378)	16,415,603	(5,514,952)
Increase (decrease) in net assets resulting from operations	483,896,140	(33,476,939)	52,292,281	(1,532,739)
Distributions to shareholders
From earnings	(40,836,166)	(30,114,715)	(3,805,202)	(3,723,992)
From fund share transactions
Shares issued	683,923,383	860,188,790	187,434,058	82,315,085
Shares repurchased	(455,939,092)	(246,351,415)	(162,163,907)	(113,906,004)
Total from fund share transactions	227,984,291	613,837,375	25,270,151	(31,590,919)
Total increase (decrease)	671,044,265	550,245,721	73,757,230	(36,847,650)
Net assets
Beginning of year	2,960,848,282	2,410,602,561	339,837,182	376,684,832
End of year	$3,631,892,547	$2,960,848,282	$413,594,412	$339,837,182
Share activity
Shares outstanding
Beginning of year	62,300,000	49,450,000	10,750,000	11,775,000
Shares issued	13,600,000	18,050,000	5,300,000	2,625,000
Shares repurchased	(8,825,000)	(5,200,000)	(4,600,000)	(3,650,000)
End of year	67,075,000	62,300,000	11,450,000	10,750,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	57

Financial Highlights
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

Period ended	4-30-24	4-30-23	4-30-22	4-30-21	4-30-20
Per share operating performance
Net asset value, beginning of period	$31.40	$29.98	$33.43	$24.33	$28.75
Net investment income[1]	0.93	0.92	0.97	0.70	0.73
Net realized and unrealized gain (loss) on investments	2.17	1.30	(3.34)	8.99	(4.21)
Total from investment operations	3.10	2.22	(2.37)	9.69	(3.48)
Less distributions
From net investment income	(0.98)	(0.80)	(1.08)	(0.59)	(0.94)
Net asset value, end of period	$33.52	$31.40	$29.98	$33.43	$24.33
Total return (%)[2]	10.12	7.79	(7.45)	40.26	(12.57)
Ratios and supplemental data
Net assets, end of period (in millions)	$704	$487	$483	$485	$433
Ratios (as a percentage of average net assets):
Expenses before reductions	0.43	0.43	0.42	0.43	0.52
Expenses including reductions	0.39	0.39	0.39	0.39	0.45
Net investment income	2.95	3.26	2.92	2.43	2.46
Portfolio turnover (%)[3]	15	12	10	8	10

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR EMERGING MARKETS ETF

Period ended	4-30-24	4-30-23	4-30-22	4-30-21	4-30-20
Per share operating performance
Net asset value, beginning of period	$24.25	$26.33	$31.19	$21.61	$25.87
Net investment income[1]	0.62	0.79	0.72	0.50	0.66
Net realized and unrealized gain (loss) on investments	2.05	(2.21)	(4.79)	9.57	(4.29)
Total from investment operations	2.67	(1.42)	(4.07)	10.07	(3.63)
Less distributions
From net investment income	(0.73)	(0.66)	(0.79)	(0.49)	(0.63)
Net asset value, end of period	$26.19	$24.25	$26.33	$31.19	$21.61
Total return (%)[2]	11.19	(5.32)	(13.33)	46.99	(14.44)
Ratios and supplemental data
Net assets, end of period (in millions)	$678	$703	$661	$736	$685
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	0.58	0.56	0.55	0.67
Expenses including reductions	0.49	0.49	0.49	0.49	0.55
Net investment income	2.51	3.28	2.43	1.89	2.69
Portfolio turnover (%)[3]	14	10	12	25	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
58	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF

Period ended	4-30-24	4-30-23	4-30-22	4-30-21	4-30-20
Per share operating performance
Net asset value, beginning of period	$52.26	$52.21	$53.37	$36.16	$37.97
Net investment income[1]	0.81	0.76	0.63	0.66	0.73
Net realized and unrealized gain (loss) on investments	9.54	0.01[2]	(1.15)	17.30	(1.83)
Total from investment operations	10.35	0.77	(0.52)	17.96	(1.10)
Less distributions
From net investment income	(0.82)	(0.72)	(0.64)	(0.75)	(0.71)
Net asset value, end of period	$61.79	$52.26	$52.21	$53.37	$36.16
Total return (%)[3]	19.95	1.57	(1.06)	50.22	(3.04)
Ratios and supplemental data
Net assets, end of period (in millions)	$834	$719	$782	$706	$789
Ratios (as a percentage of average net assets):
Expenses before reductions	0.32	0.32	0.32	0.31	0.34
Expenses including reductions	0.29	0.29	0.29	0.29	0.33
Net investment income	1.42	1.51	1.12	1.50	1.92
Portfolio turnover (%)[4]	6	5	4	7	6

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MID CAP ETF

Period ended	4-30-24	4-30-23	4-30-22	4-30-21	4-30-20
Per share operating performance
Net asset value, beginning of period	$47.53	$48.75	$51.54	$32.39	$36.60
Net investment income[1]	0.64	0.60	0.44	0.39	0.48
Net realized and unrealized gain (loss) on investments	6.60	(1.28)	(2.83)	19.23	(4.29)
Total from investment operations	7.24	(0.68)	(2.39)	19.62	(3.81)
Less distributions
From net investment income	(0.62)	(0.54)	(0.40)	(0.47)	(0.40)
Net asset value, end of period	$54.15	$47.53	$48.75	$51.54	$32.39
Total return (%)[2]	15.31	(1.37)	(4.72)	61.03	(10.56)
Ratios and supplemental data
Net assets, end of period (in millions)	$3,632	$2,961	$2,411	$2,163	$1,331
Ratios (as a percentage of average net assets):
Expenses before reductions	0.42	0.42	0.42	0.42	0.43
Expenses including reductions	0.42	0.42	0.41	0.41	0.42
Net investment income	1.28	1.28	0.84	0.96	1.33
Portfolio turnover (%)[3]	13	14	10	20	11

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	59

MULTIFACTOR SMALL CAP ETF

Period ended	4-30-24	4-30-23	4-30-22	4-30-21	4-30-20
Per share operating performance
Net asset value, beginning of period	$31.61	$31.99	$35.30	$21.77	$26.89
Net investment income[1]	0.37	0.35	0.31	0.36	0.33
Net realized and unrealized gain (loss) on investments	4.50	(0.38)	(3.23)	13.51	(5.13)
Total from investment operations	4.87	(0.03)	(2.92)	13.87	(4.80)
Less distributions
From net investment income	(0.36)	(0.35)	(0.39)	(0.34)	(0.32)
Net asset value, end of period	$36.12	$31.61	$31.99	$35.30	$21.77
Total return (%)[2]	15.43	(0.06)	(8.39)	64.17	(18.07)
Ratios and supplemental data
Net assets, end of period (in millions)	$414	$340	$377	$426	$463
Ratios (as a percentage of average net assets):
Expenses before reductions	0.47	0.47	0.45	0.45	0.55
Expenses including reductions	0.42	0.42	0.42	0.42	0.49
Net investment income	1.10	1.12	0.90	1.31	1.30
Portfolio turnover (%)[3]	57	44	40	56	36

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
60	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, five of which are presented in this report (the funds).
The investment objective of each fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of their respective Index as listed below:
Fund	Index
Multifactor Developed International ETF	John Hancock Dimensional Developed International Index
Multifactor Emerging Markets ETF	John Hancock Dimensional Emerging Markets Index
Multifactor Large Cap ETF	John Hancock Dimensional Large Cap Index
Multifactor Mid Cap ETF	John Hancock Dimensional Mid Cap Index
Multifactor Small Cap ETF	John Hancock Dimensional Small Cap Index
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded and closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there  were no sales during the day or closing prices are not available, the securities are valued using  the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds’ investments as of April 30, 2024, by major security category or type:
	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Developed International ETF
Investments in securities:
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	61

	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Developed International ETF (continued)
Assets
Common stocks
Australia	$50,346,415	$50,346,415	—	—
Austria	1,563,234	1,563,234	—	—
Belgium	7,254,653	7,254,653	—	—
Chile	563,025	563,025	—	—
Denmark	22,874,654	22,874,654	—	—
Finland	8,506,073	8,506,073	—	—
France	78,436,038	78,436,038	—	—
Germany	54,733,435	54,733,435	—	—
Hong Kong	12,091,876	12,091,876	—	—
Ireland	6,351,676	6,351,676	—	—
Israel	3,037,851	3,037,851	—	—
Italy	17,302,958	17,302,958	—	—
Japan	172,106,258	172,106,258	—	—
Luxembourg	1,575,225	1,575,225	—	—
Macau	95,535	95,535	—	—
Netherlands	32,097,068	32,097,068	—	—
New Zealand	1,336,554	1,336,554	—	—
Norway	3,359,626	3,359,626	—	—
Portugal	1,770,085	1,770,085	—	—
Singapore	9,945,896	9,945,896	—	—
Spain	22,858,252	22,858,252	—	—
Sweden	20,391,755	20,391,755	—	—
Switzerland	65,202,874	65,202,874	—	—
United Arab Emirates	—	—	—	—
United Kingdom	99,119,227	99,119,227	—	—
United States	77,792	77,792	—	—
Preferred securities	4,437,254	4,437,254	—	—
Short-term investments	10,628,136	10,628,136	—	—
Total investments in securities	$708,063,425	$708,063,425	—	—
Level 3 includes securities valued at $0. Refer to Funds’ investments.

Multifactor Emerging Markets ETF
Investments in securities:
Assets
Common stocks
Brazil	$25,810,683	$25,810,683	—	—
Chile	2,683,380	2,683,380	—	—
China	144,921,639	144,921,639	—	—
Hong Kong	5,643,089	5,643,089	—	—
India	157,715,759	157,715,759	—	—
Indonesia	13,694,183	13,694,183	—	—
Ireland	5,067,286	5,067,286	—	—
Malaysia	12,342,681	12,342,681	—	—
Mexico	19,852,721	19,852,721	—	—
Netherlands	397,088	397,088	—	—
Philippines	6,668,662	6,668,662	—	—
Poland	7,368,699	7,368,699	—	—
Russia	223,114	—	—	$223,114
Saudi Arabia	25,488,351	25,488,351	—	—
South Africa	19,956,570	19,956,570	—	—
South Korea	85,701,866	85,701,866	—	—
Taiwan	120,215,924	120,215,924	—	—
62	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Emerging Markets ETF (continued)
Thailand	$11,268,582	$11,268,582	—	—
Turkey	5,388,078	5,388,078	—	—
United Kingdom	260,888	260,888	—	—
United States	850,471	850,471	—	—
Preferred securities	11,523,893	11,523,893	—	—
Short-term investments	3,363,102	3,363,102	—	—
Total investments in securities	$686,406,709	$686,183,595	—	$223,114

Multifactor Large Cap ETF
Investments in securities:
Assets
Common stocks
Communication services	$57,220,023	$57,220,023	—	—
Consumer discretionary	84,200,856	84,200,856	—	—
Consumer staples	50,873,567	50,873,567	—	—
Energy	39,922,433	39,922,433	—	—
Financials	124,549,149	124,549,149	—	—
Health care	98,494,525	98,476,367	—	$18,158
Industrials	104,395,162	104,395,162	—	—
Information technology	188,607,063	188,607,063	—	—
Materials	32,320,014	32,320,014	—	—
Real estate	22,164,085	22,164,085	—	—
Utilities	30,322,811	30,322,811	—	—
Short-term investments	978,856	978,856	—	—
Total investments in securities	$834,048,544	$834,030,386	—	$18,158
Level 3 includes securities valued at $0. Refer to Funds’ investments.

Multifactor Mid Cap ETF
Investments in securities:
Assets
Common stocks
Communication services	$102,528,016	$102,528,016	—	—
Consumer discretionary	452,353,468	452,353,468	—	—
Consumer staples	165,652,932	165,652,932	—	—
Energy	193,535,036	193,535,036	—	—
Financials	528,249,503	528,249,503	—	—
Health care	376,506,499	376,222,157	—	$284,342
Industrials	721,094,841	721,094,841	—	—
Information technology	500,950,006	500,950,006	—	—
Materials	222,422,597	222,422,597	—	—
Real estate	181,751,359	181,751,359	—	—
Utilities	182,155,162	182,155,162	—	—
Short-term investments	6,249,574	6,249,574	—	—
Total investments in securities	$3,633,448,993	$3,633,164,651	—	$284,342
Level 3 includes securities valued at $0. Refer to Funds’ investments.

Multifactor Small Cap ETF
Investments in securities:
Assets
Common stocks	$412,899,917	$412,899,917	—	—
Short-term investments	2,495,628	2,495,628	—	—
Total investments in securities	$415,395,545	$415,395,545	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	63

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds may invest their cash collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the funds will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at April 30, 2024. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds’ net assets.
Fund	Market value of securities on loan	Cash collateral received	Non-cash collateral
Multifactor Developed International ETF	$19,611,240	$9,411,974	$11,788,665
Multifactor Emerging Markets ETF	2,651,153	121,784	2,701,985
Multifactor Large Cap ETF	243,821	129,831	132,310
Multifactor Mid Cap ETF	4,262,338	1,856,843	2,660,651
Multifactor Small Cap ETF	3,818,460	1,723,461	2,332,614
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the funds’ performance.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
64	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended April 30, 2024 were as follows:
Fund	Commitment fee
Multifactor Developed International ETF	$5,162
Multifactor Emerging Markets ETF	5,679
Multifactor Large Cap ETF	5,972
Multifactor Mid Cap ETF	14,016
Multifactor Small Cap ETF	4,741
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and each fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2024, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2024:
	No Expiration Date
Fund	Short Term	Long Term
Multifactor Developed International ETF	$22,773,257	$48,266,430
Multifactor Emerging Markets ETF	24,914,508	55,757,814
Multifactor Large Cap ETF	20,095,390	39,653,890
Multifactor Mid Cap ETF	113,722,568	94,051,783
Multifactor Small Cap ETF	80,279,240	41,039,679
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of April 30, 2024, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2024, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Developed International ETF	$630,753,188	$103,752,622	$(26,442,385)	$77,310,237
Multifactor Emerging Markets ETF	610,823,961	161,071,482	(85,488,734)	75,582,748
Multifactor Large Cap ETF	682,941,582	190,974,202	(39,867,240)	151,106,962
Multifactor Mid Cap ETF	3,117,210,891	662,012,550	(145,774,448)	516,238,102
Multifactor Small Cap ETF	380,507,995	46,973,108	(12,085,558)	34,887,550
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends at least semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended April 30, 2024 was as follows:
Fund	Ordinary Income
Multifactor Developed International ETF	$16,293,074
Multifactor Emerging Markets ETF	19,525,171
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	65

Fund	Ordinary Income
Multifactor Large Cap ETF	$11,097,084
Multifactor Mid Cap ETF	40,836,166
Multifactor Small Cap ETF	3,805,202
The tax character of distributions for the year ended April 30, 2023 was as follows:
Fund	Ordinary Income
Multifactor Developed International ETF	$12,810,369
Multifactor Emerging Markets ETF	18,390,167
Multifactor Large Cap ETF	10,582,221
Multifactor Mid Cap ETF	30,114,715
Multifactor Small Cap ETF	3,723,992
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income
Multifactor Developed International ETF	$10,352,023
Multifactor Emerging Markets ETF	6,712,243
Multifactor Large Cap ETF	2,954,382
Multifactor Mid Cap ETF	10,076,276
Multifactor Small Cap ETF	842,783
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, wash sale loss deferrals and redemptions-in-kind.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts.  Securities pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended April 30, 2024. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
66	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Fund	Reason	USD Notional range
Multifactor Developed International ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2024, there were no open futures contracts.	Up to $3.6 million, as measured during the period
Multifactor Emerging Markets ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2024, there were no open futures contracts.	Up to $11.1 million, as measured during the period
Multifactor Large Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2024, there were no open futures contracts.	Up to $2.6 million, as measured during the period
Multifactor Mid Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2024, there were no open futures contracts.	Up to $15.2 million, as measured during the period
Multifactor Small Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2024, there were no open futures contracts.	Up to $3.6 million, as measured during the period
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2024:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Developed International ETF	Equity	$104,879
Multifactor Emerging Markets ETF	Equity	$106,124
Multifactor Large Cap ETF	Equity	$51,305
Multifactor Mid Cap ETF	Equity	$228,264
Multifactor Small Cap ETF	Equity	$24,685
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The funds are not responsible for payment of the subadvisory fees.
The management fee structure is as follows:
Fund	Average daily net assets
Multifactor Developed International ETF	0.35%
Multifactor Emerging Markets ETF	0.44%
Multifactor Large Cap ETF	0.26%
Fund	Average daily net assets
Multifactor Mid Cap ETF	0.37%
Multifactor Small Cap ETF	0.39%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended April 30, 2024, this waiver amounted to 0.01% of the funds’ average daily net assets. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make a payment to each fund, in an amount equal to the amount by which expenses of the fund exceed the following:
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	67

Fund	Expense limitation as a percentage of average net assets
Multifactor Developed International ETF	0.39%
Multifactor Emerging Markets ETF	0.49%
Multifactor Large Cap ETF	0.29%
Fund	Expense limitation as a percentage of average net assets
Multifactor Mid Cap ETF	0.42%
Multifactor Small Cap ETF	0.42%
Expenses means all the expenses of the funds, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The funds’ expense limitation agreement expires on August 31, 2024, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the year ended April 30, 2024.
Fund	Expense reimbursement
Multifactor Developed International ETF	$226,652
Multifactor Emerging Markets ETF	576,739
Multifactor Large Cap ETF	249,399
Fund	Expense reimbursement
Multifactor Mid Cap ETF	$249,165
Multifactor Small Cap ETF	168,618

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2024, were equivalent to a net annual effective rate of the funds’ average daily net assets:
Fund	Net Annual Effective Rate
Multifactor Developed International ETF	0.31%
Multifactor Emerging Markets ETF	0.35%
Multifactor Large Cap ETF	0.23%
Fund	Net Annual Effective Rate
Multifactor Mid Cap ETF	0.36%
Multifactor Small Cap ETF	0.34%

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended April 30, 2024, amounted to an annual rate of 0.02% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
Each fund will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF issue and redeem shares at NAV in creation units of 25,000 shares. Multifactor Developed International ETF and Multifactor Emerging Markets ETF issue and redeem shares at NAV in creation units of 100,000 shares.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the year ended April 30, 2024, such variable charges were approximately $3,819 and $170,164 for Multifactor Developed International ETF and Multifactor Emerging Markets ETF, respectively. These charges are included in shares issued or repurchased on the Statements of Changes in Net Assets.
68	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, are aggregated below for the year ended April 30, 2024. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2024:
	Purchases		Sales and maturities
Fund	In-kind transactions	Non in-kind transactions	In-kind transactions	Non in-kind transactions
Multifactor Developed International ETF	$230,720,556	$87,667,815	$60,776,421	$82,621,374
Multifactor Emerging Markets ETF	—	95,047,008	39,972,983	134,333,724
Multifactor Large Cap ETF	137,529,508	46,852,638	148,531,520	47,030,324
Multifactor Mid Cap ETF	670,345,329	436,005,614	444,841,284	432,502,000
Multifactor Small Cap ETF	184,673,108	214,541,847	162,011,732	211,385,502
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds’ net assets. At April 30, 2024, funds within the John Hancock group of funds complex had the following affiliate ownership as a percentage of the funds’ net assets (funds with an affiliate ownership of 5% or more are disclosed separately):
Fund	Affiliated Fund	Affiliated Concentration
Multifactor Developed International ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	30.10%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	12.72%
	Other affiliated funds	1.41%
	Total	44.23%
Multifactor Emerging Markets ETF	John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.78%
	John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	17.83%
	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	17.76%
	John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	8.76%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	8.60%
	Other affiliated funds	5.08%
	Total	85.81%
Multifactor Mid Cap ETF	Total other affiliated funds	5.66%
Multifactor Small Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	27.74%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	12.59%
	Other affiliated funds	3.03%
	Total	43.36%
Note 10—Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Developed International ETF
John Hancock Collateral Trust*	941,728	$17,292,826	$55,284,693	$(63,162,207)	$(629)	$(411)	$147,482	—	$9,414,272
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	69

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Emerging Markets ETF
John Hancock Collateral Trust*	12,232	$323,200	$10,729,840	$(10,930,620)	$(144)	$6	$76,630	—	$122,282
Multifactor Large Cap ETF
John Hancock Collateral Trust*	12,999	$188,958	$6,279,867	$(6,338,913)	$50	$(11)	$36,296	—	$129,951
Multifactor Mid Cap ETF
John Hancock Collateral Trust*	185,329	$1,147,133	$60,771,508	$(60,066,672)	$818	$(90)	$258,716	—	$1,852,697
Multifactor Small Cap ETF
John Hancock Collateral Trust*	172,368	$619,623	$26,256,585	$(25,153,201)	$243	$(125)	$24,532	—	$1,723,125

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
70	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF (five of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	71

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2024.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Fund	Foreign sourced income	Foreign tax credit
Multifactor Developed International ETF	$20,330,070	$1,448,421
Multifactor Emerging Markets ETF	24,875,099	4,625,929
Eligible shareholders will be mailed a 2024 Form 1099-DIV in early 2025. This will reflect the tax character of all distributions paid in calendar year 2024.
Please consult a tax advisor regarding the tax consequences of your investment in a fund.
72	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multifactor Developed International ETF, John Hancock Multifactor Emerging Markets ETF, John Hancock Multifactor Large Cap ETF, John Hancock Multifactor Mid Cap ETF, and John Hancock Multifactor Small Cap ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor, Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to review: (1) the current market liquidity environment; (2)  new Funds, redemption-in-kind activity reports, liquidity facility usage and other Fund events; (3) monthly liquidity risk assessments of all Funds in the LRMP (which includes illiquid investment monitoring); (4) monthly Fund-level liquidity classifications; (5) quarterly review of Primarily Highly Liquid Fund testing, Highly Liquid Investment Minimum (HLIM) determinations and Reasonably Anticipated Trade Size (RATS) recalibration reports; and (6) other LRMP related material. The Advisor utilizes a third-party vendor on behalf of the Funds, as the liquidity analytics provider. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors and receives regular updates on U.S. and global events, such as the U.S. regional bank crisis, the U.S. government debt ceiling showdown, commercial real estate loans and the Israel/Hamas war that could impact financial markets and overall market liquidity. The Committee also participates in industry group discussions on current market events, operational challenges resulting from regulatory changes and proposals.
The Committee provided the Board at a meeting held on March 25-28, 2024 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2023 through December 31, 2023, included an assessment of important aspects of the LRMP including, but not limited to: (1) key governance functions and personnel; (2) the Funds’ Rule 22e-4 Policy and written LRMP; (3) the design and implementation of required LRMP elements; (4) subadvisor integration; (5) the appropriateness of each Fund’s investment strategy for an open-end fund structure; and (6) other pertinent information used to evaluate the adequacy and effectiveness of the LRMP.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2023 and key initiatives for 2024.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	73

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2015	183
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2015	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2015	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2015	181
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
74	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2015	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	75

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

76	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Casey Baum
Rita Chen
Joseph Hohn
Andres Torres
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective as of June 29, 2023.
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	77

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment
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Our unique approach to asset management enables us to provide
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Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multifactor ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETFA 4/2024
6/2024

Annual report
John Hancock
Active Fixed Income ETFs
April 30, 2024
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

A message to shareholders
Dear shareholder,
Both stocks and bonds largely posted positive gains during the 12 months ended April 30, 2024. Concerns that interest rates would need to stay higher for longer led to a sharp increase in bond yields and weighed heavily on investor sentiment through late October. These worries rapidly dissipated in November, however, following a stretch of favorable inflation readings and more dovish comments from world central bank officials. Stocks moved quickly off their previous lows in response, and the U.S. Federal Reserve added fuel to the rally in December by indicating that the central bank may in fact begin to cut rates later in 2024. Stocks surged in response but began to backtrack toward the end of the period as inflation remained elevated.
As always, please be sure to contact your financial professional, who can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Active Fixed Income ETFs

2	Active Fixed Income exchange-traded funds (ETFs) at a glance
7	Management’s discussion of fund performance
9	Corporate Bond ETF
10	Dynamic Municipal Bond ETF
11	Mortgage-Backed Securities ETF
12	Preferred Income ETF
13	Your expenses
15	Funds’ investments
32	Financial statements
36	Financial highlights
38	Notes to financial statements
46	Report of independent registered public accounting firm
47	Tax information
48	Evaluation of advisory and subadvisory agreements by the Board of Trustees
52	Statement regarding liquidity risk management
53	Trustees and Officers
56	More information
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	1

Active Fixed Income exchange-traded funds (ETFs) at a glance
Corporate Bond ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Corporate bonds produced a  positive return in the annual period
Although rising interest rates remained a headwind for the broader fixed-income markets, corporates posted a gain at a time in which strong economic growth contributed to a compression in yield spreads.
John Hancock Corporate Bond ETF outperformed its benchmark
The fund posted a positive return and outpaced the Bloomberg U.S. Corporate Bond Index, with the largest contribution coming from individual security selection.
SECTOR COMPOSITION AS OF 4/30/2024 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2024 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-24 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 4/30/2024 (% of net assets)
United States	88.3
France	2.7
Switzerland	2.1
Canada	1.6
Germany	1.2
United Kingdom	1.1
Norway	1.1
Ireland	1.0
Other countries	0.9
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	3

Dynamic Municipal Bond ETF
PERFORMANCE HIGHLIGHTS OVER THE PERIOD

Municipal bonds gained ground in the six-month period from the fund’s inception on November 1, 2023 through April 30, 2024
The U.S. Federal Reserve (the Fed) indicated a potential shift toward a more accommodative monetary policy in November-December 2023, sparking an impressive rally in the bond market.
John Hancock Dynamic Municipal ETF outperformed the Bloomberg Municipal Bond Index
Asset allocation decisions and security selection both contributed to the positive result.
SECTOR COMPOSITION AS OF 4/30/2024 (% of total investments)

QUALITY COMPOSITION AS OF 4/30/2024 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-24 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Mortgage-Backed Securities ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Mortgage-backed securities (MBS) lost ground in the annual period
The combination of persistent inflation, high interest rates, and bond market volatility weighed on the performance of MBS, as did the U.S. Federal Reserve’s continued effort to shrink the size of its balance sheet.
John Hancock Mortgage-Backed Securities ETF outperformed its benchmark
The fund outpaced the Bloomberg U.S. Mortgage-Backed Securities Index, with asset allocation decisions accounting for the majority of the return advantage.
PORTFOLIO COMPOSITION AS OF 4/30/2024 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2024 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-24 and do not reflect subsequent downgrades or upgrades, if any.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	5

Preferred Income ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Preferred securities performed well in the annual period
The asset class benefited from both its above-average income and the strength in the broader equity and fixed-income markets in the latter half of the period.
John Hancock Preferred Income ETF outperformed its benchmark, the ICE BofA U.S. All Capital Securities Index
Security selection, especially in the banking and insurance sectors, was the primary factor in the fund’s outperformance.
SECTOR COMPOSITION AS OF 4/30/2024 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2024 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-24 and do not reflect subsequent downgrades or upgrades, if any.
COUNTRY COMPOSITION AS OF 4/30/2024 (% of net assets)
United States	88.4
Canada	7.5
France	1.6
United Kingdom	1.0
Other countries	1.5
TOTAL	100.0
6	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Management’s discussion of fund performance
Note: John Hancock Dynamic Municipal Bond ETF launched on November 1, 2023. The fund performance communicated below is for the period of November 1, 2023 through April 30, 2024.
How did the fixed-income markets perform during the 12 months ended April 30, 2024?
Bonds produced mixed returns over the time period. Inflation, while declining considerably from its 2022 highs, remained stubbornly above the Fed’s stated 2% target. Investors shifted their expectations for Fed policy in response: whereas at the start of the year futures markets were indicating at least six rate cuts would occur in 2024, that number had dwindled to one by the end of April. This development weighed on the performance of rate-sensitive assets, such as longer-term Treasuries. However, the favorable economic backdrop helped fuel modest gains for the more credit-oriented segments of the fixed-income market.
Corporate Bond ETF (JHCB)
On an NAV basis, the fund outperformed its benchmark, the Bloomberg U.S. Corporate Bond Index, during the 12-month period. Security selection was the primary driver of the fund’s positive results. The fund’s holdings outpaced the corresponding benchmark components by the widest margin in the energy, banking, consumer non-cyclical, and technology sectors. Asset allocation was also a small contributor, with the largest positive effect coming from an underweight in the capital goods sector. Duration and yield curve positioning made a modest contribution, as well. On the other hand, an overweight in banking detracted.
Dynamic Municipal Bond ETF (JHMU)
On an NAV basis, the fund outperformed its benchmark, the Bloomberg Municipal Bond Index, during the time from the fund’s inception on November 1, 2023, through the close of the period on April 30, 2024. Asset allocation and security selection both contributed to relative performance and helped the fund capitalize on the positive showing for the municipal bond market. In terms of allocation, the fund benefited from a sizable overweight in industrial revenue bonds, as well as an underweight in state general obligation debt. Much of the positive effect from selection came from the special tax sector, with smaller contributions from the industrial revenue and healthcare sectors. On the other hand, selection in state general obligations and education detracted modestly. Elevated turnover for the period can be attributed to the timing of the fund launch. November was the best performing one month period for the municipal market in decades. We used that opportunity to sell into the strength of the market. Additionally, we were making the conscious effort to lower fund duration, and in order to do that, we had to sell bonds. As an active manager, we expect to have higher turnover in periods with heightened volatility.
Mortgage-Backed Securities ETF (JHMB)
On an NAV basis, the fund outperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index. The fund benefited from its positions in more credit-sensitive market segments that aren’t represented in the benchmark, such as non-qualifying mortgages, asset-backed securities, collateralized loan obligations, and other areas. The fund’s duration and yield curve positioning, which helped dampen the effect of weakness in the broader market, also contributed positively. CMOs and large loan CMBS detracted from performance.
Preferred Income ETF (JHPI)
On an NAV basis, the fund outperformed its benchmark, the ICE BofA U.S. All Capital Securities Index. Security selection accounted for all of the positive relative performance, with the best results occurring in the banking and insurance sectors. Selection in energy, consumer cyclicals, and communication services contributed, as well. Natural gas and electric utilities were the only sectors in which the fund’s holdings lagged by a notable margin.
MANAGED BY

John Hancock Active Fixed Income ETFs are managed by portfolio management teams at Manulife Investment Management (US) LLC.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	7

Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop or be maintained by market makers or authorized  participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is calculated as follows: (i) for the time periods starting October 3, 2022, the NYSE Arca’s Official Closing Price or, if it more accurately reflects market price at the time as of which NAV is calculated, the bid/ask midpoint as of that time and (ii) for time periods preceding October 3, 2022, the bid/ask midpoint at 4 P.M., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
8	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Corporate Bond ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	1.91	-2.51	-7.54
At Market price	1.77	-2.42	-7.28
Bloomberg U.S. Corporate Bond Index	1.00	-2.59	-7.78

[1]	From 3-30-21.
The Bloomberg U.S. Corporate Bond Index tracks the investment grade, fixed-rate, taxable corporate bond market.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Corporate Bond ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Corporate Bond Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,272.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.04
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	9

Dynamic Municipal Bond ETF
TOTAL RETURNS AS OF 4/30/2024 (%)

Cumulative total returns (%)
Since fund inception[1]
At Net asset value	8.66
At Market price	8.39
Bloomberg Municipal Bond Index	7.06

[1]	From 11-1-23.
The Bloomberg Municipal Bond Index tracks the performance of the U.S. investment-grade tax-exempt bond market.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Dynamic Municipal Bond ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Municipal Bond Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $10,839.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.50
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Mortgage-Backed Securities ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	0.30	-2.72	-7.18
At Market price	0.70	-2.64	-6.97
Bloomberg U.S. MBS Index	-2.19	-4.49	-11.67

[1]	From 8-18-21.
The Bloomberg U.S. Mortgage-Backed Securities (MBS) Index tracks 15- and 30-year fixed-rate securities backed by the mortgage pools of Ginnie Mae, Freddie Mac, and Fannie Mae.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Mortgage-Backed Securities ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. MBS Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,303.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.02
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	11

Preferred Income ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	10.29	0.31	0.73
At Market price	10.21	0.53	1.26
ICE BofA U.S. All Capital Securities Index	8.58	-1.57	-3.70

[1]	From 12-14-21.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Preferred Income ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. All Capital Securities Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $10,126.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.62
Net (%)	0.54
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
12	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2023, with the same investment held until April 30, 2024.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2024, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2023, with the same investment held until April 30, 2024. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2023	Ending value on 4-30-2024	Expenses paid during 4-30-2024[1]	Annualized expense ratio
Corporate Bond ETF
Actual expenses/actual returns	$1,000.00	$1,082.40	$1.50	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.46	0.29%
Dynamic Municipal Bond ETF
Actual expenses/actual returns[2]	$1,000.00	$1,086.60	$2.02	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Mortgage-Backed Securities ETF
Actual expenses/actual returns	$1,000.00	$1,057.60	$2.00	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Preferred Income ETF
Actual expenses/actual returns	$1,000.00	$1,130.40	$2.86	0.54%
Hypothetical example for comparison purposes	1,000.00	1,022.20	2.72	0.54%

ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	13

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
[2]	The inception date for the fund is 11-1-23. Actual Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).
14	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Funds’ investments
CORPORATE BOND ETF

As of 4-30-24
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 98.6%				$47,601,396
(Cost $49,806,106)
Communication services 8.6%				4,143,054
Diversified telecommunication services 1.5%
AT&T, Inc.	4.300	02-15-30	752,000	706,801
Entertainment 3.5%
Netflix, Inc. (A)	4.875	06-15-30	695,000	674,991
TWDC Enterprises 18 Corp.	4.125	12-01-41	605,000	501,073
Warnermedia Holdings, Inc.	4.279	03-15-32	608,000	523,723
Interactive media and services 1.6%
Meta Platforms, Inc.	4.450	08-15-52	950,000	790,910
Media 1.0%
Charter Communications Operating LLC	2.800	04-01-31	612,000	486,018
Wireless telecommunication services 1.0%
T-Mobile USA, Inc.	4.500	04-15-50	565,000	459,538
Consumer discretionary 4.0%				1,912,602
Automobiles 2.6%
Ford Motor Credit Company LLC	6.050	03-05-31	747,000	734,713
Nissan Motor Acceptance Company LLC (A)	2.000	03-09-26	560,000	516,909
Specialty retail 0.9%
The Home Depot, Inc.	3.625	04-15-52	606,000	437,861
Textiles, apparel and luxury goods 0.5%
Tapestry, Inc.	7.700	11-27-30	215,000	223,119
Consumer staples 0.9%				431,720
Food products 0.9%
Kraft Heinz Foods Company	5.200	07-15-45	479,000	431,720
Energy 11.3%				5,483,568
Oil, gas and consumable fuels 11.3%
Cheniere Energy Partners LP	3.250	01-31-32	612,000	511,305
Continental Resources, Inc.	4.900	06-01-44	759,000	612,272
Enbridge, Inc. (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%)	5.750	07-15-80	838,000	767,747
Energy Transfer LP	5.250	04-15-29	603,000	593,564
Kinder Morgan, Inc.	3.600	02-15-51	386,000	257,377
MPLX LP	4.500	04-15-38	603,000	515,325
Occidental Petroleum Corp.	6.450	09-15-36	695,000	717,234
ONEOK, Inc.	6.050	09-01-33	469,000	474,207
Targa Resources Partners LP	4.875	02-01-31	560,000	524,088
Var Energi ASA (A)	8.000	11-15-32	465,000	510,449
Financials 39.0%				18,826,999
Banks 21.7%
Bank of America Corp. (2.592% to 4-29-30, then Overnight SOFR + 2.150%)	2.592	04-29-31	1,451,000	1,220,266
Barclays PLC (5.690% to 3-12-29, then Overnight SOFR + 1.740%)	5.690	03-12-30	490,000	483,511
BNP Paribas SA (3.052% to 1-13-30, then Overnight SOFR + 1.507%) (A)	3.052	01-13-31	260,000	223,503
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (A)(B)	9.250	11-17-27	415,000	439,644
Citigroup, Inc. (2.976% to 11-5-29, then Overnight SOFR + 1.422%)	2.976	11-05-30	1,175,000	1,024,513
Citizens Financial Group, Inc.	3.250	04-30-30	1,175,000	1,007,737
Comerica, Inc. (5.982% to 1-30-29, then Overnight SOFR + 2.155%)	5.982	01-30-30	460,000	446,701
Credit Agricole SA (A)	3.250	01-14-30	746,000	648,627
Fifth Third Bank NA (5.852% to 10-27-24, then SOFR Compounded Index + 1.230%)	5.852	10-27-25	612,000	611,016
JPMorgan Chase & Co. (2.739% to 10-15-29, then 3 month CME Term SOFR + 1.510%)	2.739	10-15-30	1,308,000	1,134,198
Lloyds Banking Group PLC	4.450	05-08-25	75,000	73,949
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (5.582% to 6-12-28, then Overnight SOFR + 1.841%)	5.582	06-12-29	514,000	$511,690
Truist Financial Corp. (4.916% to 7-28-32, then Overnight SOFR + 2.240%)	4.916	07-28-33	617,000	555,542
U.S. Bancorp (5.850% to 10-21-32, then Overnight SOFR + 2.090%)	5.850	10-21-33	609,000	604,085
Wells Fargo & Company (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%)	2.879	10-30-30	1,175,000	1,019,946
Wells Fargo & Company (4.478% to 4-4-30, then 3 month CME Term SOFR + 4.032%)	4.478	04-04-31	514,000	482,980
Capital markets 11.7%
Ares Capital Corp.	3.875	01-15-26	603,000	580,604
Deutsche Bank AG (3.742% to 1-7-32, then Overnight SOFR + 2.257%)	3.742	01-07-33	700,000	562,603
Morgan Stanley (4.431% to 1-23-29, then 3 month CME Term SOFR + 1.890%)	4.431	01-23-30	82,000	78,001
Morgan Stanley (5.173% to 1-16-29, then Overnight SOFR + 1.450%)	5.173	01-16-30	952,000	933,433
MSCI, Inc. (A)	3.875	02-15-31	836,000	731,591
State Street Corp. (5.159% to 5-18-33, then Overnight SOFR + 1.890%)	5.159	05-18-34	614,000	593,366
The Bank of New York Mellon Corp. (4.414% to 7-24-25, then Overnight SOFR + 1.345%)	4.414	07-24-26	707,000	696,508
The Charles Schwab Corp. (5.643% to 5-19-28, then Overnight SOFR + 2.210%)	5.643	05-19-29	475,000	475,748
UBS Group AG (4.194% to 4-1-30, then Overnight SOFR + 3.730%) (A)	4.194	04-01-31	572,000	521,577
UBS Group AG (9.250% to 11-13-33, then 5 Year CMT + 4.758%) (A)(B)	9.250	11-13-33	432,000	474,114
Consumer finance 1.6%
Ally Financial, Inc.	8.000	11-01-31	700,000	757,870
Financial services 0.9%
Visa, Inc.	2.700	04-15-40	603,000	427,307
Insurance 3.1%
Athene Global Funding (A)	1.450	01-08-26	560,000	519,648
Prudential Financial, Inc. (3.700% to 10-1-30, then 5 Year CMT + 3.035%)	3.700	10-01-50	603,000	515,616
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	603,000	471,105
Health care 9.6%				4,620,007
Biotechnology 2.8%
Amgen, Inc.	5.650	03-02-53	715,000	686,172
Regeneron Pharmaceuticals, Inc.	1.750	09-15-30	817,000	652,261
Health care providers and services 4.1%
Centene Corp.	2.500	03-01-31	617,000	495,877
HCA, Inc.	4.125	06-15-29	603,000	560,294
UnitedHealth Group, Inc.	3.500	08-15-39	565,000	443,788
Universal Health Services, Inc.	2.650	10-15-30	603,000	500,466
Pharmaceuticals 2.7%
Bristol-Myers Squibb Company	3.700	03-15-52	605,000	435,271
Pfizer Investment Enterprises Pte, Ltd.	5.300	05-19-53	484,000	451,348
Viatris, Inc.	4.000	06-22-50	603,000	394,530
Industrials 5.9%				2,855,009
Aerospace and defense 0.9%
RTX Corp.	6.400	03-15-54	428,000	459,041
Passenger airlines 2.4%
Delta Air Lines, Inc. (A)	4.750	10-20-28	603,000	583,754
United Airlines 2020-1 Class A Pass Through Trust	5.875	04-15-29	566,068	564,514
Professional services 0.5%
Concentrix Corp.	6.850	08-02-33	230,000	221,675
Trading companies and distributors 2.1%
AerCap Ireland Capital DAC	3.300	01-30-32	602,000	502,578
Air Lease Corp.	2.875	01-15-26	550,000	523,447
Information technology 7.3%				3,517,193
Communications equipment 0.6%
Motorola Solutions, Inc.	2.300	11-15-30	373,000	306,789
16	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services 1.2%
Gartner, Inc. (A)	3.750	10-01-30	664,000	$577,861
Software 2.9%
Microsoft Corp.	2.525	06-01-50	1,267,000	775,374
Oracle Corp.	3.950	03-25-51	845,000	603,671
Technology hardware, storage and peripherals 2.6%
Apple, Inc.	2.700	08-05-51	1,175,000	724,053
Dell International LLC	3.450	12-15-51	151,000	99,379
Dell International LLC	8.350	07-15-46	347,000	430,066
Materials 1.1%				552,735
Metals and mining 1.1%
Freeport-McMoRan, Inc.	5.450	03-15-43	603,000	552,735
Real estate 3.4%				1,650,903
Hotel and resort REITs 0.1%
Host Hotels & Resorts LP	3.375	12-15-29	52,000	45,389
Specialized REITs 3.3%
American Tower Corp.	2.950	01-15-51	750,000	452,745
GLP Capital LP	5.375	04-15-26	603,000	595,304
VICI Properties LP	5.125	05-15-32	600,000	557,465
Utilities 7.5%				3,607,606
Electric utilities 5.2%
Duke Energy Corp.	3.300	06-15-41	602,000	427,341
NextEra Energy Capital Holdings, Inc.	2.750	11-01-29	746,000	650,386
NRG Energy, Inc. (A)	4.450	06-15-29	797,000	739,671
Vistra Operations Company LLC (A)	4.300	07-15-29	746,000	688,802
Gas utilities 1.0%
Southern California Gas Company	2.550	02-01-30	568,000	485,985
Multi-utilities 1.3%
Dominion Energy, Inc.	3.375	04-01-30	656,000	581,077
Wisconsin Electric Power Company	4.750	09-30-32	36,000	34,344

	Yield (%)	Shares	Value
Short-term investments 0.4%			$173,004
(Cost $173,003)
Short-term funds 0.4%			173,004
John Hancock Collateral Trust (C)	5.4256(D)	17,306	173,004

Total investments (Cost $49,979,109) 99.0%	$47,774,400
Other assets and liabilities, net 1.0%	496,730
Total net assets 100.0%	$48,271,130

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,322,246 or 17.2% of the fund’s net assets as of 4-30-24.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(D)	The rate shown is the annualized seven-day yield as of 4-30-24.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	17

DYNAMIC MUNICIPAL BOND ETF

As of 4-30-24
	Rate (%)	Maturity date	Par value^	Value
Municipal bonds 101.0%				$22,905,620
(Cost $22,182,134)
Alabama 2.4%				552,317
Hoover Industrial Development Board United States Steel Corp. Project, AMT	5.750	10-01-49	250,000	256,403
Water Works Board of the City of Birmingham Water Revenue	5.000	01-01-36	260,000	295,914
Alaska 1.0%				225,584
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement, Senior Class 1, Series A	4.000	06-01-50	250,000	225,584
Arizona 3.8%				853,865
Chandler Industrial Development Authority Intel Corp. Project, AMT	4.100	12-01-37	250,000	249,475
Glendale Industrial Development Authority Midwest University Foundation, Series A, AMT	5.000	07-01-28	350,000	366,037
Industrial Development Authority of the City of Phoenix Legacy Traditional Schools Project (A)	5.000	07-01-45	250,000	238,353
California 4.5%				1,019,816
California Community College Financing Authority Napa Valley College Project, Series A (A)	4.250	07-01-32	250,000	241,608
California Health Facilities Financing Authority Cedars Sinai Health System, Series A	4.000	08-15-48	25,000	24,317
California Health Facilities Financing Authority Commonspirit Health, Series A	4.000	04-01-37	175,000	176,249
California Municipal Finance Authority Westside Neighborhood School Project (A)(B)	5.900	06-15-44	165,000	170,012
City of Los Angeles Department of Airports Series A, AMT	5.000	05-15-28	245,000	257,520
River Islands Public Financing Authority Community Facilities District No. 2023-1	5.625	09-01-53	150,000	150,110
Colorado 9.6%				2,187,034
Board of Governors of Colorado State University System Series A-1	5.000	03-01-36	450,000	508,511
Bromley Park Metropolitan District No. 2, GO (C)	5.500	12-01-38	250,000	279,020
Bromley Park Metropolitan District No. 2, GO (C)	5.500	12-01-43	250,000	274,943
Colorado Health Facilities Authority CommonSpirit Health, Series A-1	4.000	08-01-44	110,000	103,240
Colorado Health Facilities Authority CommonSpirit Health, Series B-2	5.000	08-01-49	250,000	254,753
Ravenna Metropolitan District, GO (C)	5.000	12-01-43	500,000	518,378
Wildwing Metropolitan District No. 5, GO (B)(C)	4.500	12-01-53	250,000	248,189
Connecticut 2.3%				528,816
State of Connecticut Series A, GO	4.000	01-15-33	500,000	528,816
Delaware 0.7%				162,501
Delaware State Economic Development Authority Aspira of Delaware Charter Operations, Inc. Project, Series A	4.000	06-01-42	200,000	162,501
Florida 11.4%				2,589,317
Alachua County Health Facilities Authority Oak Hammock at the University of Florida	4.000	10-01-40	100,000	86,656
Cabot Citrus Farms Community Development District	5.250	03-01-29	100,000	100,313
City of Winter Park, GO	4.000	07-01-28	360,000	368,262
Florida Development Finance Corp. Nova Southeastern University Project, Series A	5.000	04-01-27	530,000	547,547
Hillsborough County Aviation Authority Tampa International Airport, Series A, AMT	5.000	10-01-26	500,000	515,620
18	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Florida (continued)
Jacksonville Housing Authority Westwood Apartments	5.000	02-01-34	250,000	$266,040
Palm Beach County Health Facilities Authority Toby and Leon Cooperman Sinai Residences	4.000	06-01-31	200,000	191,528
St. Johns County Industrial Development Authority Vicar’s Landing Project, Series A	4.000	12-15-30	175,000	163,544
St. Johns County Industrial Development Authority Vicar’s Landing Project, Series A	4.000	12-15-50	50,000	35,799
Winter Garden Village Fowler Groves Community Development District	3.750	05-01-31	325,000	314,008
Georgia 1.7%				383,634
Development Authority for Fulton County Georgia Tech Athletic Association Project	5.000	10-01-51	15,000	15,801
Main Street Natural Gas, Inc. Series A	5.000	05-15-35	100,000	104,610
Main Street Natural Gas, Inc. Series C	5.000	09-01-53	250,000	263,223
Illinois 5.0%				1,134,428
Chicago Board of Education Series A, GO	5.875	12-01-47	250,000	272,025
City of Chicago Wastewater Transmission, Series A (C)	5.000	01-01-39	250,000	278,121
Sales Tax Securitization Corp. Series A	5.000	01-01-37	560,000	584,282
Indiana 3.9%				878,013
City of Whiting BP Products North America, Inc., Series A, AMT	4.400	03-01-46	200,000	200,910
Indiana Finance Authority Ohio Valley Electric Corp. Project, Series A	3.000	11-01-30	500,000	457,971
Indianapolis Local Public Improvement Bond Bank Convention Center Hotel, Series E	5.500	03-01-38	200,000	219,132
Iowa 1.4%				308,130
Iowa Great Lakes Sanitation District, GO (B)	4.000	06-01-34	300,000	308,130
Maryland 0.6%				129,939
Maryland Health & Higher Educational Facilities Authority Broadmead Issue, Series A	5.000	07-01-31	125,000	129,939
Massachusetts 4.0%				899,429
Commonwealth of Massachusetts Series D, GO	4.000	11-01-37	255,000	261,365
Massachusetts Development Finance Agency Tufts Medicine Obligated Group, Series C (C)	5.000	10-01-27	250,000	260,476
Massachusetts Development Finance Agency Worcester Polytechnic Institute	3.000	09-01-36	45,000	40,652
Massachusetts Development Finance Agency Worcester Polytechnic Institute	3.125	09-01-46	45,000	34,466
Massachusetts Municipal Wholesale Electric Company Cotton Solar Project, Series A	5.000	07-01-32	250,000	283,202
Town of Westwood, GO	4.000	08-15-52	20,000	19,268
Michigan 0.5%				103,452
Michigan Strategic Fund I-75 Improvement Project, AMT	5.000	12-31-32	100,000	103,452
Missouri 0.2%				51,681
Lee’s Summit Industrial Development Authority John Knox Village, Series A	5.000	08-15-51	50,000	42,032
St. Louis County Industrial Development Authority Manchester/Ballas Community Improvement District Project, Series A (A)	5.000	09-01-38	10,000	9,649
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	19

	Rate (%)	Maturity date	Par value^	Value
New Hampshire 0.2%				$40,148
New Hampshire Health and Education Facilities Authority Act Catholic Medical Center	5.000	07-01-37	40,000	40,148
New Jersey 1.8%				413,815
Union County Improvement Authority Union County Administration Complex Project	4.125	04-15-54	425,000	413,815
New York 6.2%				1,396,573
City of New York Series C, GO	5.000	08-01-27	590,000	616,983
New York Transportation Development Corp. Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment, AMT	4.375	10-01-45	250,000	241,333
New York Transportation Development Corp. JFK International Airport Terminal One Project, AMT	6.000	06-30-54	250,000	273,965
Troy Capital Resource Corp. Rensselaer Polytechnic Institute, Series A	5.000	09-01-39	250,000	264,292
North Carolina 5.0%				1,132,428
North Carolina Medical Care Commission The United Methodist Retirement Homes Project, Series A	5.000	10-01-39	250,000	261,970
Raleigh Durham Airport Authority Series A, AMT	5.000	05-01-33	300,000	322,301
Western Carolina University Series B	5.000	04-01-32	500,000	548,157
Ohio 6.6%				1,507,999
Buckeye Tobacco Settlement Financing Authority Series B-2, Class 2	5.000	06-01-55	500,000	452,635
City of Cleveland Cleveland Stadium Project	5.000	11-15-28	500,000	533,067
Jefferson County Port Authority JSW Steel Project, AMT (A)	5.000	12-01-53	150,000	151,385
Ohio Air Quality Development Authority Duke Energy Corp. Project, AMT	4.250	11-01-39	300,000	300,390
Ohio Air Quality Development Authority Pollution Control, Series D	3.375	08-01-29	75,000	70,522
Oklahoma 1.1%				251,575
Tulsa Airports Improvement Trust American Airlines, Inc., AMT	5.000	06-01-35	250,000	251,575
Pennsylvania 5.9%				1,329,909
City of Philadelphia Airport Revenue Series B, AMT	5.000	07-01-29	500,000	516,861
Lancaster Industrial Development Authority Landis Homes Retirement Community Project	4.000	07-01-37	175,000	155,152
Pennsylvania Higher Educational Facilities Authority Health System, Series A	5.000	08-15-42	100,000	101,681
Sports & Exhibition Authority of Pittsburgh & Allegheny County Series A (C)	5.000	02-01-31	500,000	556,215
Puerto Rico 1.7%				375,528
Puerto Rico Commonwealth CW Guarantee Bond Claims, GO (D)	2.658	11-01-43	221,935	132,051
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1	4.750	07-01-53	250,000	243,477
South Carolina 1.3%				297,519
City of Rock Hill Combined Utility System Revenue Series A	5.000	01-01-40	50,000	54,816
Laurens County Public Facilities Authority Public Facilities Project (B)	4.000	09-01-43	250,000	242,703
Tennessee 3.4%				782,012
Metropolitan Government Nashville & Davidson County Sports Authority Stadium Project, Series A (C)	5.250	07-01-53	250,000	266,923
20	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Tennessee (continued)
Tennessee Energy Acquisition Corp. Gas Project, Series A-1	5.000	05-01-53	500,000	$515,089
Texas 4.9%				1,117,085
Leander Municipal Utility District No. 1 Williamson County, GO (C)	4.250	08-15-33	200,000	202,117
Montgomery Independent School District, GO	4.000	02-15-53	130,000	122,801
Port Authority of Houston Series A, GO, AMT	5.000	10-01-32	250,000	259,958
Texas Municipal Gas Acquisition & Supply Corp. IV Series A	5.500	01-01-54	250,000	267,536
Texas Private Activity Bond Surface Transportation Corp. Bond Surface Transportation Corp., AMT	5.500	06-30-43	250,000	264,673
Utah 2.3%				523,131
City of Salt Lake City Airport Revenue Series A, AMT	5.000	07-01-31	500,000	523,131
Virginia 2.1%				479,592
Isle Wight County Industrial Development Authority Riverside Health System (C)	5.250	07-01-43	250,000	272,751
Virginia Beach Development Authority Westminster-Cantebury on Chesapeake Bay, Series B-1	6.250	09-01-30	200,000	206,841
Washington 2.6%				581,843
Port of Seattle Series C, AMT	5.000	08-01-29	550,000	581,843
West Virginia 1.0%				235,965
West Virginia Economic Development Authority Appalachian Power Amos Project, Series A, AMT	1.000	01-01-41	250,000	235,965
Wisconsin 1.9%				432,542
Public Finance Authority A Challenge Foundation Academy (A)	6.875	07-01-53	200,000	205,772
Wisconsin Health & Educational Facilities Authority Cedar Crest, Inc. Project, Series A	5.125	04-01-57	100,000	78,519
Wisconsin Health & Educational Facilities Authority Three Pillars Senior Living Communities, Series B-1	4.400	08-15-29	150,000	148,251

	Yield (%)	Shares	Value
Short-term investments 1.6%			$369,537
(Cost $369,550)
Short-term funds 1.6%
John Hancock Collateral Trust (E)	5.4256(F)	36,966	369,537
Total investments (Cost $22,551,684) 102.6%			$23,275,157
Other assets and liabilities, net (2.6%)			(583,180)
Total net assets 100.0%			$22,691,977

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
AMT	Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative Minimum Tax.
GO	General Obligation
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Bond is insured by one or more of the companies listed in the insurance coverage table below.
(D)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(F)	The rate shown is the annualized seven-day yield as of 4-30-24.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	21

Insurance Coverage	As a % of total investments
Assured Guaranty Municipal Corp.	10.0
Build America Mutual Assurance Company	3.6
TOTAL	13.6
MORTGAGE-BACKED SECURITIES ETF

As of 4-30-24
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 55.0%				$22,162,390
(Cost $24,096,791)
U.S. Government 1.6%				640,252
U.S. Treasury
Bond	4.250	02-15-54	437,000	400,060
Bond	4.500	02-15-44	253,000	240,192
U.S. Government Agency 53.4%				21,522,138
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.000	01-01-51	688,612	524,103
30 Yr Pass Thru	2.000	11-01-51	388,919	294,305
30 Yr Pass Thru	2.000	12-01-51	577,610	436,551
30 Yr Pass Thru	2.000	12-01-51	765,770	579,477
30 Yr Pass Thru	2.000	01-01-52	381,002	288,314
30 Yr Pass Thru	2.000	02-01-52	424,771	324,223
30 Yr Pass Thru	2.500	08-01-50	151,891	122,738
30 Yr Pass Thru	2.500	01-01-51	291,750	234,659
30 Yr Pass Thru	2.500	09-01-51	162,879	131,158
30 Yr Pass Thru	2.500	10-01-51	837,179	666,031
30 Yr Pass Thru	2.500	10-01-51	304,313	244,383
30 Yr Pass Thru	2.500	11-01-51	194,532	156,101
30 Yr Pass Thru	2.500	01-01-52	237,117	190,939
30 Yr Pass Thru	2.500	04-01-52	120,732	97,107
30 Yr Pass Thru	3.000	05-01-51	247,449	208,411
30 Yr Pass Thru	3.000	06-01-51	220,274	184,077
30 Yr Pass Thru	3.000	01-01-52	519,867	433,384
30 Yr Pass Thru	3.500	09-01-47	313,995	276,330
30 Yr Pass Thru	3.500	05-01-52	204,633	178,104
30 Yr Pass Thru	3.500	07-01-52	276,804	240,400
30 Yr Pass Thru	4.000	05-01-52	222,650	199,809
30 Yr Pass Thru	4.000	07-01-52	198,168	177,466
30 Yr Pass Thru	4.000	09-01-52	197,921	177,546
30 Yr Pass Thru	4.000	10-01-52	295,804	266,474
30 Yr Pass Thru	4.500	07-01-52	802,595	745,963
30 Yr Pass Thru	4.500	10-01-52	120,208	111,734
30 Yr Pass Thru	5.000	06-01-53	320,792	305,666
30 Yr Pass Thru	5.000	07-01-53	199,932	190,139
30 Yr Pass Thru	5.000	07-01-53	150,548	143,694
30 Yr Pass Thru	5.500	12-01-52	334,160	326,950
30 Yr Pass Thru	5.500	07-01-53	391,080	381,298
30 Yr Pass Thru	5.500	03-01-54	94,730	92,109
Federal National Mortgage Association
30 Yr Pass Thru (A)	2.000	TBA	200,000	151,049
30 Yr Pass Thru (A)	2.000	10-01-50	398,015	302,929
30 Yr Pass Thru (A)	2.000	03-01-51	127,176	97,270
30 Yr Pass Thru	2.000	04-01-51	689,031	527,436
30 Yr Pass Thru	2.000	07-01-51	273,105	209,738
30 Yr Pass Thru	2.000	07-01-51	577,597	438,888
30 Yr Pass Thru	2.000	07-01-51	187,300	142,554
30 Yr Pass Thru	2.000	07-01-51	214,973	164,624
30 Yr Pass Thru	2.000	08-01-51	356,626	273,212
30 Yr Pass Thru	2.000	08-01-51	245,775	186,292
22	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	2.000	09-01-51	508,944	$392,129
30 Yr Pass Thru	2.000	09-01-51	623,859	474,039
30 Yr Pass Thru	2.000	10-01-51	611,185	468,994
30 Yr Pass Thru	2.000	03-01-52	590,864	446,845
30 Yr Pass Thru	2.500	04-01-51	245,152	194,191
30 Yr Pass Thru	2.500	07-01-51	264,627	213,588
30 Yr Pass Thru	2.500	08-01-51	462,403	371,629
30 Yr Pass Thru	2.500	08-01-51	516,892	416,390
30 Yr Pass Thru	2.500	08-01-51	278,711	224,346
30 Yr Pass Thru	2.500	08-01-51	185,035	146,571
30 Yr Pass Thru	2.500	12-01-51	240,277	192,958
30 Yr Pass Thru	2.500	12-01-51	649,984	522,589
30 Yr Pass Thru	2.500	01-01-52	239,017	191,946
30 Yr Pass Thru	2.500	03-01-52	236,887	187,941
30 Yr Pass Thru	3.000	11-01-46	323,953	275,528
30 Yr Pass Thru	3.000	11-01-46	189,101	160,834
30 Yr Pass Thru	3.000	05-01-50	211,501	178,398
30 Yr Pass Thru	3.000	07-01-50	284,688	236,483
30 Yr Pass Thru	3.000	09-01-50	86,224	72,271
30 Yr Pass Thru	3.000	11-01-50	228,088	192,746
30 Yr Pass Thru	3.000	07-01-51	199,059	166,722
30 Yr Pass Thru	3.000	12-01-51	485,936	405,780
30 Yr Pass Thru	3.000	02-01-52	267,615	223,346
30 Yr Pass Thru	3.000	03-01-52	201,628	168,653
30 Yr Pass Thru	3.000	03-01-52	326,998	272,906
30 Yr Pass Thru	3.500	12-01-46	147,225	129,979
30 Yr Pass Thru	3.500	02-01-48	225,354	198,463
30 Yr Pass Thru	3.500	04-01-51	191,714	167,834
30 Yr Pass Thru	3.500	08-01-51	321,549	279,562
30 Yr Pass Thru	3.500	12-01-51	127,953	112,255
30 Yr Pass Thru	3.500	03-01-52	126,601	110,465
30 Yr Pass Thru	3.500	04-01-52	149,130	129,098
30 Yr Pass Thru	3.500	06-01-52	276,114	239,456
30 Yr Pass Thru	4.000	04-01-47	98,140	89,460
30 Yr Pass Thru	4.000	03-01-48	114,391	104,130
30 Yr Pass Thru	4.000	06-01-49	94,585	86,130
30 Yr Pass Thru	4.000	06-01-49	103,982	95,013
30 Yr Pass Thru	4.000	04-01-50	104,838	95,696
30 Yr Pass Thru	4.000	06-01-52	255,047	229,759
30 Yr Pass Thru (A)	4.000	07-01-52	245,933	221,626
30 Yr Pass Thru	4.000	10-01-52	110,982	99,978
30 Yr Pass Thru	4.500	10-01-52	136,784	127,184
30 Yr Pass Thru	4.500	11-01-52	248,170	230,752
30 Yr Pass Thru	4.500	06-01-53	78,605	72,572
30 Yr Pass Thru	5.000	09-01-52	197,874	188,624
30 Yr Pass Thru	5.000	06-01-53	194,810	185,663

30 Yr Pass Thru	5.000	07-01-53	112,029	106,981
Collateralized mortgage obligations 30.5%				$12,271,039
(Cost $13,152,635)
Commercial and residential 18.8%				7,583,666
Agate Bay Mortgage Trust
Series 2013-1, Class A1 (B)(C)	3.500	07-25-43	83,114	73,081
Angel Oak Mortgage Trust LLC
Series 2020-2, Class A2 (B)(C)	3.860	01-26-65	204,581	192,417
Series 2020-3, Class A2 (B)(C)	2.410	04-25-65	84,440	77,687
Series 2021-2, Class A3 (B)(C)	1.447	04-25-66	142,424	117,368
Series 2024-3, Class A1 (4.800% to 2-1-28, then 5.800% thereafter) (B)	4.800	11-26-68	195,648	188,275
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Arroyo Mortgage Trust
Series 2019-1, Class A3 (B)(C)	4.208	01-25-49	151,405	$140,415
Bellemeade Re, Ltd.
Series 2021-3A, Class M2 (30 day Average SOFR + 3.150%) (B)(D)	8.480	09-25-31	200,000	201,135
BRAVO Residential Funding Trust
Series 2021-NQM1, Class M1 (B)(C)	2.316	02-25-49	100,000	74,530
Series 2023-NQM5, Class A2 (6.860% to 7-1-27, then 7.860% thereafter) (B)	6.860	06-25-63	209,134	208,801
Bunker Hill Loan Depositary Trust
Series 2019-3, Class M1 (B)	3.269	11-25-59	100,000	90,736
COLT Mortgage Loan Trust
Series 2021-4, Class A1 (B)(C)	1.397	10-25-66	149,071	120,010
Series 2021-4, Class B1 (B)(C)	3.764	10-25-66	200,000	142,708
Series 2021-HX1, Class B1 (B)(C)	3.110	10-25-66	100,000	68,670
Cross Mortgage Trust
Series 2024-H1, Class A3 (6.490% to 1-1-28, then 7.490% thereafter) (B)	6.490	12-25-68	144,620	143,445
Series 2024-H2, Class A3 (6.518% to 3-1-28, then 7.518% thereafter) (B)	6.518	04-25-69	198,506	197,059
CSMC Trust
Series 2022-NQM4, Class A1A (4.819% to 6-1-26, then 5.819% thereafter) (B)	4.819	06-25-67	270,234	261,734
Ellington Financial Mortgage Trust
Series 2022-3, Class A1 (5.000% to 7-1-26, then 6.000% thereafter) (B)	5.000	08-25-67	293,985	283,398
Series 2022-4, Class A1 (5.900% to 12-1-26, then 6.900% thereafter) (B)	5.900	09-25-67	302,025	298,691
Extended Stay America Trust
Series 2021-ESH, Class C (1 month CME Term SOFR + 1.814%) (B)(D)	7.135	07-15-38	182,851	182,508
Flagstar Mortgage Trust
Series 2021-6INV, Class A4 (B)(C)	2.500	08-25-51	194,853	149,831
GS Mortgage-Backed Securities Trust
Series 2023-PJ2, Class A3 (B)(C)	5.000	05-25-53	269,303	251,840
Imperial Fund Mortgage Trust
Series 2021-NQM2, Class M1 (B)(C)	2.489	09-25-56	200,000	127,295
Series 2022-NQM5, Class A3 (6.250% to 7-1-26, then 7.250% thereafter) (B)	6.250	08-25-67	82,864	81,120
JPMorgan Mortgage Trust
Series 2019-INV3, Class A15 (B)(C)	3.500	05-25-50	138,336	120,104
Series 2019-INV3, Class B3 (B)(C)	4.367	05-25-50	212,267	181,356
Series 2022-DSC1, Class A1 (B)(C)	4.750	01-25-63	224,690	209,533
MFA Trust
Series 2020-NQM3, Class M1 (B)(C)	2.654	01-26-65	100,000	81,323
Series 2023-NQM1, Class A2 (5.750% to 1-1-27, then 6.750% thereafter) (B)	5.750	11-25-67	127,973	124,461
New Residential Mortgage Loan Trust
Series 2019-4A, Class A1B (B)(C)	3.500	12-25-58	63,667	57,316
Oaktown RE VII, Ltd.
Series 2021-2, Class M1B (30 day Average SOFR + 2.900%) (B)(D)	8.230	04-25-34	200,000	203,261
OBX Trust
Series 2020-EXP2, Class A8 (B)(C)	3.000	05-25-60	78,031	64,100
Series 2024-NQM3, Class A3 (6.433% to 2-1-28, then 7.433% thereafter) (B)	6.433	12-25-63	251,863	249,940
Ready Capital Mortgage Trust
Series 2019-5, Class E (B)(C)	5.314	02-25-52	250,000	203,949
Toorak Mortgage Trust
Series 2024-RRTL1, Class A1 (6.597% to 8-25-26, then 7.597% thereafter) (B)	6.597	02-25-39	200,000	199,926
Towd Point Mortgage Trust
Series 2019-4, Class B1B (B)(C)	3.500	10-25-59	315,000	234,963
Series 2024-1, Class A1 (B)(C)	4.212	03-25-64	246,570	243,500
Triangle RE, Ltd.
Series 2021-3, Class M1B (30 day Average SOFR + 2.900%) (B)(D)	8.230	02-25-34	200,000	201,281
Verus Securitization Trust
Series 2019-4, Class A1 (B)	3.642	11-25-59	47,049	45,427
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (B)	1.218	05-25-65	75,415	70,395
Series 2020-INV1, Class A2 (B)(C)	3.035	03-25-60	170,000	166,147
Series 2021-1, Class A2 (B)(C)	1.052	01-25-66	76,349	66,274
Series 2021-3, Class A1 (B)(C)	1.046	06-25-66	86,885	71,892
Series 2021-3, Class A3 (B)(C)	1.437	06-25-66	72,438	59,107
Series 2022-4, Class A1 (4.474% to 4-1-26, then 5.474% thereafter) (B)	4.474	04-25-67	75,639	72,384
Series 2023-6, Class M1 (B)(C)	7.458	09-25-68	100,000	100,214
Series 2023-8, Class A2 (6.664% to 12-1-27, then 7.664% thereafter) (B)	6.664	12-25-68	280,227	279,248
24	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2024-1, Class A3 (6.118% to 1-1-28, then 7.118% thereafter) (B)(C)	6.118	01-25-69	240,758	$238,151
Series 2024-2, Class A3 (6.501% to 2-1-28, then 7.501% thereafter) (B)	6.501	02-25-69	176,828	175,756
Visio Trust
Series 2019-2, Class A1 (B)(C)	2.722	11-25-54	38,556	36,332
Series 2020-1, Class A3 (B)(C)	3.521	08-25-55	176,000	154,572
U.S. Government Agency 11.7%				4,687,373
Federal Home Loan Mortgage Corp.
Series 2019-HQA2, Class B1 (30 day Average SOFR + 4.214%) (B)(D)	9.545	04-25-49	200,000	217,027
Series 2021-HQA3, Class B1 (30 day Average SOFR + 3.350%) (B)(D)	8.680	09-25-41	200,000	205,876
Series 2022-DNA3, Class M2 (30 day Average SOFR + 4.350%) (B)(D)	9.680	04-25-42	335,000	357,613
Series 2024-HQA1, Class M2 (30 day Average SOFR + 2.000%) (B)(D)	7.330	03-25-44	150,000	149,961
Series 5150, Class IS IO	0.000	08-25-51	1,741,000	75,074
Series 5250, Class AY	2.000	01-25-55	449,992	269,678
Series K109, Class X1 IO	1.694	04-25-30	1,975,241	143,719
Series K116, Class X1 IO	1.526	07-25-30	2,723,896	182,104
Series K118, Class X1 IO	1.049	09-25-30	3,170,272	149,996
Series X2FX, Class X1 IO	0.773	09-25-25	7,689,155	45,178
Federal National Mortgage Association
Series 2021-R01, Class 1B1 (30 day Average SOFR + 3.100%) (B)(D)	8.430	10-25-41	300,000	307,933
Series 2022-22, Class B	2.000	07-25-54	400,000	223,255
Series 2022-R02, Class 2B1 (30 day Average SOFR + 4.500%) (B)(D)	9.830	01-25-42	300,000	315,375
Series 2022-R06, Class 1M2 (30 day Average SOFR + 3.850%) (B)(D)	9.180	05-25-42	400,000	424,376
Series 2023-R03, Class 2M2 (30 day Average SOFR + 3.900%) (B)(D)	9.230	04-25-43	200,000	213,578
Series 2023-R04, Class 1B1 (30 day Average SOFR + 5.350%) (B)(D)	10.680	05-25-43	300,000	329,871
Series 2024-R03, Class 2B1 (30 day Average SOFR + 2.800%) (B)(D)	8.130	03-25-44	200,000	200,124
Government National Mortgage Association
Series 2014-135, Class IO	0.415	01-16-56	14,064,188	277,904
Series 2017-159, Class IO	0.432	06-16-59	3,852,618	100,824
Series 2018-23, Class IO	0.565	11-16-59	1,263,429	36,015
Series 2021-178, Class IA IO	0.100	10-16-61	37,700,793	176,334
Series 2022-141, Class BC	2.100	06-16-64	265,000	139,956

Series 2023-197, Class IO	1.318	09-16-65	1,641,481	145,602
Asset backed securities 13.7%				$5,520,825
(Cost $5,567,944)
Asset backed securities 13.7%				5,520,825
AMMC CLO 23, Ltd.
Series 2020-23A, Class CR (3 month CME Term SOFR + 2.262%) (B)(D)	7.579	10-17-31	140,000	139,740
AMSR Trust
Series 2020-SFR4, Class D (B)	2.006	11-17-37	314,000	293,263
Amur Equipment Finance Receivables XIII LLC
Series 2024-1A, Class D (B)	6.570	04-21-31	125,000	124,656
Apex Credit CLO, Ltd.
Series 2019-2A, Class D (3 month CME Term SOFR + 4.312%) (B)(D)	9.635	10-25-32	150,000	150,126
Avis Budget Rental Car Funding AESOP LLC
Series 2023-1A, Class B (B)	6.080	04-20-29	250,000	249,580
CARS-DB4 LP
Series 2020-1A, Class B1 (B)	4.170	02-15-50	100,000	96,769
CARS-DB6 LP
Series 2022-1A, Class B (B)	4.680	03-15-52	175,000	150,172
Carvana Auto Receivables Trust
Series 2023-P5, Class C (B)	6.550	02-11-30	224,000	225,501
Compass Datacenters Issuer II LLC
Series 2024-1A, Class A1 (B)	5.250	02-25-49	200,000	193,409
DB Master Finance LLC
Series 2021-1A, Class A23 (B)	2.791	11-20-51	195,500	158,920
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (B)	3.475	04-15-49	200,000	177,642
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class D (B)	3.320	08-27-35	85,265	77,218
EnFin Residential Solar Receivables Trust
Series 2024-1A, Class A (B)	6.650	02-20-55	200,000	200,964
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	25

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
FirstKey Homes Trust
Series 2021-SFR2, Class E1 (B)	2.258	09-17-38	200,000	$178,887
Series 2022-SFR1, Class D (B)	5.197	05-19-39	200,000	191,932
Five Guys Holdings, Inc.
Series 2023-1A, Class A2 (B)	7.549	01-26-54	250,000	251,687
Hilton Grand Vacations Trust
Series 2023-1A, Class C (B)	6.940	01-25-38	182,502	183,936
LCM XV LP
Series 15A, Class DR (3 month CME Term SOFR + 3.962%) (B)(D)	9.286	07-20-30	250,000	248,328
MetroNet Infrastructure Issuer LLC
Series 2022-1A, Class B (B)	7.460	10-20-52	250,000	247,392
MVW LLC
Series 2023-2A, Class C (B)	7.060	11-20-40	90,147	90,343
Neighborly Issuer LLC
Series 2023-1A, Class A2 (B)	7.308	01-30-53	296,250	296,101
Octagon Investment Partners 36, Ltd.
Series 2018-1A, Class B (3 month CME Term SOFR + 1.652%) (B)(D)	6.980	04-15-31	250,000	249,690
Progress Residential Trust
Series 2021-SFR3, Class E2 (B)	2.688	05-17-26	150,000	136,662
Series 2021-SFR4, Class E1 (B)	2.409	05-17-38	150,000	136,807
Series 2021-SFR5, Class E2 (B)	2.359	07-17-38	225,000	201,939
SEB Funding LLC
Series 2024-1A, Class A2 (B)	7.386	04-30-54	225,000	223,074
Servpro Master Issuer LLC
Series 2022-1A, Class A2 (B)	3.127	01-25-52	52,785	46,181
Series 2024-1A, Class A2 (B)	6.174	01-25-54	199,500	196,557
STORE Master Funding LLC
Series 2019-1, Class A2 (B)	3.650	11-20-49	189,350	151,662
Series 2023-1A, Class A2 (B)	6.920	06-20-53	248,854	251,687

	Yield (%)	Shares	Value
Short-term investments 0.8%			$309,860
(Cost $309,869)
Short-term funds 0.8%			309,860
John Hancock Collateral Trust (E)	5.4256(F)	30,996	309,860

Total investments (Cost $43,127,239) 100.0%	$40,264,114
Other assets and liabilities, net (0.0%)	(12,284)
Total net assets 100.0%	$40,251,830

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $15,826,225 or 39.3% of the fund’s net assets as of 4-30-24.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(F)	The rate shown is the annualized seven-day yield as of 4-30-24.
26	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	6	Long	Jun 2024	$660,852	$644,625	$(16,227)
U.S. Treasury Long Bond Futures	11	Long	Jun 2024	1,295,009	1,251,938	(43,071)
						$(59,298)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
PREFERRED INCOME ETF

As of 4-30-24
	Shares	Value
Preferred securities 49.6%		$18,892,232
(Cost $19,377,773)
Communication services 3.2%		1,201,028
Wireless telecommunication services 3.2%
Telephone & Data Systems, Inc., 6.000%	20,888	314,156
Telephone & Data Systems, Inc., 6.625%	14,999	260,083
U.S. Cellular Corp., 5.500%	8,369	148,717
U.S. Cellular Corp., 5.500%	8,505	150,113
U.S. Cellular Corp., 6.250%	17,028	327,959
Consumer discretionary 0.7%		242,121
Broadline retail 0.7%
Qurate Retail, Inc., 8.000%	4,475	206,611
QVC, Inc., 6.250%	2,834	35,510
Energy 0.8%		289,484
Oil, gas and consumable fuels 0.8%
NuStar Logistics LP, 12.324% (3 month CME Term SOFR + 6.996%) (A)	11,415	289,484
Financials 31.1%		11,869,891
Banks 10.4%
Bank of America Corp., 6.450% (6.450% to 12-15-66, then 3 month LIBOR + 1.327%)	8,033	202,432
Bank of America Corp., 7.250%	395	454,250
Citigroup Capital XIII, 11.961% (3 month CME Term SOFR + 6.632%) (A)	22,962	665,898
Fifth Third Bancorp, 6.000%	14,842	341,069
First Citizens BancShares, Inc., 5.375%	6,530	136,999
Fulton Financial Corp., 5.125%	8,295	152,628
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%)	10,375	257,715
KeyCorp, 5.650%	11,236	231,125
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%)	3,480	77,952
Pinnacle Financial Partners, Inc., 6.750%	6,048	139,527
Regions Financial Corp., 4.450%	10,487	179,433
Synovus Financial Corp., 8.940% (3 month CME Term SOFR + 3.614%) (A)	10,907	272,566
Wells Fargo & Company, 4.750%	16,227	330,544
Wells Fargo & Company, 7.500%	318	364,250
WesBanco, Inc., 6.750% (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	7,046	169,245
Capital markets 5.9%
Affiliated Managers Group, Inc., 6.750%	12,067	308,915
Brookfield Finance, Inc., 4.625%	11,453	195,503
Carlyle Finance LLC, 4.625%	2,082	37,705
Morgan Stanley, 6.375%	14,890	371,059
Morgan Stanley, 6.500%	15,693	396,876
Morgan Stanley, 6.875%	7,018	176,573
Morgan Stanley, 7.125%	12,966	327,132
State Street Corp., 5.350%	1,534	36,479
TPG Operating Group II LP, 6.950%	15,909	410,293
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	27

	Shares	Value
Financials (continued)
Consumer finance 0.7%
Synchrony Financial, 8.250% (8.250% to 5-15-29, then 5 Year CMT + 4.044%)	10,471	$263,136
Financial services 2.5%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%)	17,799	470,250
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	2,119	55,475
KKR Group Finance Company IX LLC, 4.625%	17,893	338,357
National Rural Utilities Cooperative Finance Corp., 5.500%	3,377	83,074
Insurance 11.6%
AEGON Funding Company LLC, 5.100%	19,277	405,395
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	10,050	246,929
American Financial Group, Inc., 5.125%	9,521	196,894
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	20,376	479,040
Athene Holding, Ltd., 7.750% (7.750% to 12-30-27, then 5 Year CMT + 3.962%)	21,771	579,326
Brighthouse Financial, Inc., 6.600%	21,303	473,353
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%)	6,778	172,839
F&G Annuities & Life, Inc., 7.950%	11,685	303,810
Lincoln National Corp., 9.000%	16,387	441,630
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%)	21,321	558,397
RenaissanceRe Holdings, Ltd., 4.200%	9,208	160,680
The Allstate Corp., 7.375%	6,319	168,591
Unum Group, 6.250%	9,519	236,547
Industrials 0.5%		196,236
Trading companies and distributors 0.5%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	7,436	196,236
Real estate 1.3%		508,577
Hotel and resort REITs 0.6%
Pebblebrook Hotel Trust, 6.375%	12,491	248,196
Office REITs 0.4%
Vornado Realty Trust, 5.400%	8,739	134,493
Specialized REITs 0.3%
Public Storage, 4.625%	6,117	125,888
Utilities 12.0%		4,584,895
Electric utilities 5.1%
Duke Energy Corp., 5.750%	15,919	393,995
NextEra Energy, Inc., 6.926%	17,480	712,310
SCE Trust III, 8.581% (3 month CME Term SOFR + 3.252%) (A)	6,112	154,450
SCE Trust VI, 5.000%	15,991	316,942
SCE Trust VII, 7.500%	13,972	364,669
Gas utilities 0.9%
South Jersey Industries, Inc., 5.625%	8,297	114,729
UGI Corp., 7.250%	3,929	237,076
Multi-utilities 6.0%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010% to 7-1-29, then 3 month LIBOR + 4.260% to 7-1-49, then 3 month LIBOR + 5.010%)	23,473	585,651
CMS Energy Corp., 5.625%	13,065	302,455
CMS Energy Corp., 5.875%	3,265	78,621
CMS Energy Corp., 5.875%	19,658	477,689
DTE Energy Company, 5.250%	14,722	332,128

Sempra, 5.750%	21,353	514,180
28	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Common stocks 1.6%		$612,768
(Cost $762,625)
Communication services 0.5%		198,832
Diversified telecommunication services 0.5%
Verizon Communications, Inc.	5,035	198,832
Utilities 1.1%		413,936
Multi-utilities 1.1%
Algonquin Power & Utilities Corp.	19,379	413,936

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 46.9%				$17,884,135
(Cost $17,416,726)
Communication services 0.5%				210,867
Media 0.5%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999% to 3-30-32, then 5 Year CMT + 4.249% to 3-30-47, then 5 Year CMT + 4.999%)	6.375	03-30-62	228,000	210,867
Consumer discretionary 1.8%				683,621
Automobiles 1.8%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)	5.700	09-30-30	182,000	170,327
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)	6.500	09-30-28	538,000	513,294
Energy 5.2%				1,992,027
Oil, gas and consumable fuels 5.2%
BP Capital Markets PLC (6.450% to 3-1-34, then 5 Year CMT + 2.403% to 3-1-54, then 5 Year CMT + 3.153%) (B)	6.450	12-01-33	133,000	134,181
Enbridge, Inc. (7.375% to 1-15-28, then 5 Year CMT + 3.708% to 1-15-33, then 5 Year CMT + 3.958% to 1-15-48, then 5 Year CMT + 4.708%)	7.375	01-15-83	134,000	131,391
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	336,000	354,496
Energy Transfer LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (B)	6.625	02-15-28	1,018,000	935,107
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (B)	7.125	05-15-30	455,000	436,852
Financials 31.1%				11,848,543
Banks 22.8%
Banco Santander SA (9.625% to 11-21-33, then 5 Year CMT + 5.298%) (B)	9.625	05-21-33	221,000	235,937
Bank of America Corp. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.193%) (B)	5.875	03-15-28	454,000	435,438
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)	6.125	04-27-27	528,000	521,755
Bank of Montreal (7.700% to 5-26-29, then 5 Year CMT + 3.452%)	7.700	05-26-84	212,000	211,627
Barclays PLC (9.625% to 6-15-30, then 5 Year SOFR ICE Swap Rate + 5.775%) (B)	9.625	12-15-29	221,000	230,974
BNP Paribas SA (8.000% to 8-22-31, then 5 Year CMT + 3.727%) (B)(C)	8.000	08-22-31	212,000	210,670
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (B)	7.375	05-15-28	342,000	350,684
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (B)	7.625	11-15-28	343,000	353,974
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.419%) (A)(B)	8.720	07-06-24	449,000	432,156
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (B)	6.450	10-01-27	315,000	311,030
CoBank ACB (7.250% to 7-1-29, then 5 Year CMT + 2.880%) (B)	7.250	07-01-29	180,000	179,295
Comerica, Inc. (5.625% to 10-1-25, then 5 Year CMT + 5.291%) (B)	5.625	07-01-25	352,000	339,033
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (B)	5.625	07-15-30	284,000	253,645
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (B)	4.600	02-01-25	556,000	546,911
JPMorgan Chase & Co. (6.875% to 6-1-29, then 5 Year CMT + 2.737%) (B)	6.875	06-01-29	266,000	272,573
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (B)	5.000	09-15-26	195,000	164,466
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (B)	3.500	09-01-26	554,000	431,016
Societe Generale SA (10.000% to 5-14-29, then 5 Year CMT + 5.448%) (B)(C)	10.000	11-14-28	390,000	408,610
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%)	8.625	10-27-82	375,000	386,078
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)	6.000	05-15-27	555,000	533,852
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)	6.200	09-15-27	557,000	546,030
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)	6.250	03-15-30	490,000	460,650
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%)	8.125	10-31-82	583,000	599,501
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	29

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (B)	7.625	09-15-28	263,000	$275,001
Capital markets 3.2%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (B)	6.700	03-15-29	172,000	172,145
The Charles Schwab Corp. (4.000% to 12-1-30, then 10 Year CMT + 3.079%) (B)	4.000	12-01-30	229,000	186,377
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (B)	5.000	06-01-27	133,000	124,288
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (B)	7.500	02-10-29	422,000	436,717
The Goldman Sachs Group, Inc. (7.500% to 5-10-29, then 5 Year CMT + 2.809%) (B)	7.500	05-10-29	290,000	293,156
Consumer finance 0.6%
Discover Financial Services (6.125% to 9-23-25, then 5 Year CMT + 5.783%) (B)	6.125	06-23-25	213,000	212,989
Financial services 0.4%
Voya Financial, Inc. (5 Year CMT + 3.358%) (A)(B)	7.758	09-15-28	170,000	172,783
Insurance 4.1%
Enstar Finance LLC (5.750% to 9-1-25, then 5 Year CMT + 5.468%)	5.750	09-01-40	281,000	273,295
Markel Group, Inc. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (B)	6.000	06-01-25	312,000	309,578
MetLife, Inc. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.221%) (B)	5.875	03-15-28	488,000	474,239
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (B)(C)	6.500	11-13-26	351,000	274,649
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(C)	7.000	05-13-25	271,000	227,421
Utilities 8.3%				3,149,077
Electric utilities 4.4%
Edison International (5.000% to 3-15-27, then 5 Year CMT + 3.901% to 3-15-32, then 5 Year CMT + 4.151% to 3-15-47, then 5 Year CMT + 4.901%) (B)	5.000	12-15-26	207,000	194,519
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (B)	5.375	03-15-26	617,000	591,083
NextEra Energy Capital Holdings, Inc. (5.650% to 5-1-29, then 3 month LIBOR + 3.156%)	5.650	05-01-79	316,000	300,166
NextEra Energy Capital Holdings, Inc. (6.700% to 9-1-29, then 5 Year CMT + 2.364%)	6.700	09-01-54	133,000	131,724
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (B)(C)	10.250	03-15-28	415,000	447,419
Independent power and renewable electricity producers 2.5%
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (B)(C)	8.000	10-15-26	544,000	549,632
Vistra Corp. (8.875% to 1-15-29, then 5 Year CMT + 5.045%) (B)(C)	8.875	01-15-29	396,000	408,120
Multi-utilities 1.4%
Dominion Energy, Inc. (4.350% to 4-15-27, then 5 Year CMT + 3.195%) (B)	4.350	01-15-27	185,000	169,394
Dominion Energy, Inc. (4.650% to 12-15-24, then 5 Year CMT + 2.993%) (B)	4.650	12-15-24	154,000	150,309

Sempra (6.875% to 10-1-29, then 5 Year CMT + 2.789%)	6.875	10-01-54	209,000	206,711
Capital preferred securities 0.7%				$274,000
(Cost $281,674)
Financials 0.7%				274,000
Insurance 0.7%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (C)	7.875	12-15-67	259,000	274,000

	Yield (%)	Shares	Value
Short-term investments 3.4%			$1,301,230
(Cost $1,301,303)
Short-term funds 3.4%			1,301,230
John Hancock Collateral Trust (D)	5.4256(E)	130,165	1,301,230
Total investments (Cost $39,140,101) 102.2%			$38,964,365
Other assets and liabilities, net (2.2%)			(837,059)
Total net assets 100.0%			$38,127,306

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
30	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 4-30-24.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	31

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-24

	Corporate Bond ETF	Dynamic Municipal Bond ETF	Mortgage-Backed Securities ETF	Preferred Income ETF
Assets
Unaffiliated investments, at value	$47,601,396	$22,905,620	$39,954,254	$37,663,135
Affiliated investments, at value	173,004	369,537	309,860	1,301,230
Total investments, at value	47,774,400	23,275,157	40,264,114	38,964,365
Collateral held at broker for futures contracts	—	—	75,000	—
Dividends and interest receivable	551,063	303,381	143,993	241,532
Receivable for investments sold	—	73,635	228,747	33,250
Receivable for delayed delivery securities sold	—	1,134,586	403,784	—
Receivable from affiliates	—	13,903	—	—
Other assets	6,797	11,853	6,704	7,181
Total assets	48,332,260	24,812,515	41,122,342	39,246,328
Liabilities
Payable for futures variation margin	—	—	11,667	—
Due to custodian	—	—	2,557	—
Payable for investments purchased	—	—	145,020	1,054,214
Payable for delayed delivery securities purchased	—	2,091,384	648,405	—
Payable to affiliates
Investment management fees	4,104	—	5,351	7,798
Accounting and legal services fees	1,869	867	1,487	1,400
Transfer agent fees	3,333	1,250	3,333	3,333
Trustees’ fees	74	39	69	63
Other liabilities and accrued expenses	51,750	26,998	52,623	52,214
Total liabilities	61,130	2,120,538	870,512	1,119,022
Net assets	$48,271,130	$22,691,977	$40,251,830	$38,127,306
Net assets consist of
Paid-in capital	$52,527,023	$21,349,127	$44,746,020	$40,239,525
Total distributable earnings (loss)	(4,255,893)	1,342,850	(4,494,190)	(2,112,219)
Net assets	$48,271,130	$22,691,977	$40,251,830	$38,127,306
Unaffiliated investments, at cost	$49,806,106	$22,182,134	$42,817,370	$37,838,798
Affiliated investments, at cost	$173,003	$369,550	$309,869	$1,301,303
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$48,271,130	$22,691,977	$40,251,830	$38,127,306
Shares outstanding	2,350,000	850,000	1,925,000	1,750,000
Net asset value per share	$20.54	$26.70	$20.91	$21.79
32	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-24

	Corporate Bond ETF	Dynamic Municipal Bond ETF[1]	Mortgage-Backed Securities ETF	Preferred Income ETF
Investment income
Interest	$1,457,165	$475,604	$1,507,026	$954,756
Dividends from affiliated investments	9,435	9,515	44,196	27,630
Dividends from unaffiliated investments	—	—	—	1,354,324
Less foreign taxes withheld	—	—	—	(8,075)
Total investment income	1,466,600	485,119	1,551,222	2,328,635
Expenses
Investment management fees	70,513	34,832	116,726	157,918
Accounting and legal services fees	6,426	2,191	7,114	6,755
Transfer agent fees	10,000	1,250	10,000	10,000
Trustees’ fees	1,105	683	1,230	1,170
Custodian fees	60,986	11,338	62,742	54,301
Printing and postage	17,042	9,491	16,815	19,910
Professional fees	29,936	21,327	30,061	31,556
Stock exchange listing fees	17,105	4,149	16,461	18,279
Other	8,801	3,045	8,034	10,976
Total expenses	221,914	88,306	269,183	310,865
Less expense reductions	(136,701)	(45,853)	(135,280)	(136,818)
Net expenses	85,213	42,453	133,903	174,047
Net investment income	1,381,387	442,666	1,417,319	2,154,588
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(969,865)	564,750	(878,849)	(462,470)
Affiliated investments	(43)	62	(197)	(196)
Realized gain on investment not meeting investment restrictions	—	3,883	—	—
Futures contracts	—	—	(76,762)	—
	(969,908)	568,695	(955,808)	(462,666)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(32,954)	723,486	(62,166)	1,576,632
Affiliated investments	(5)	(13)	(24)	(77)
Futures	—	—	(111,161)	—
	(32,959)	723,473	(173,351)	1,576,555
Net realized and unrealized gain (loss)	(1,002,867)	1,292,168	(1,129,159)	1,113,889
Increase in net assets from operations	$378,520	$1,734,834	$288,160	$3,268,477

[1]	Period from 11-1-23 (commencement of operations) to 4-30-24.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	33

STATEMENTS OF CHANGES IN NET ASSETS

	Corporate Bond ETF		Dynamic Municipal Bond ETF	Mortgage-Backed Securities ETF
	Year ended 4-30-24	Year ended 4-30-23	Period ended 4-30-24[1]	Year ended 4-30-24	Year ended 4-30-23
Increase (decrease) in net assets
From operations
Net investment income	$1,381,387	$659,866	$442,666	$1,417,319	$950,280
Net realized gain (loss)	(969,908)	(889,664)	568,695	(955,808)	(270,616)
Change in net unrealized appreciation (depreciation)	(32,959)	394,697	723,473	(173,351)	(703,870)
Increase (decrease) in net assets resulting from operations	378,520	164,899	1,734,834	288,160	(24,206)
Distributions to shareholders
From earnings	(1,390,640)	(745,320)	(391,984)	(1,574,179)	(1,045,754)
From fund share transactions
Shares issued	25,006,247	6,317,023	21,349,127	22,256,050	2,745,725
Shares repurchased	—	—	—	(7,439,282)	—
Total from fund share transactions	25,006,247	6,317,023	21,349,127	14,816,768	2,745,725
Total increase	23,994,127	5,736,602	22,691,977	13,530,749	1,675,765
Net assets
Beginning of year	24,277,003	18,540,401	—	26,721,081	25,045,316
End of year	$48,271,130	$24,277,003	$22,691,977	$40,251,830	$26,721,081
Share activity
Shares outstanding
Beginning of year	1,150,000	850,000	—	1,225,000	1,100,000
Shares issued	1,200,000	300,000	850,000	1,050,000	125,000
Shares repurchased	—	—	—	(350,000)	—
End of year	2,350,000	1,150,000	850,000	1,925,000	1,225,000

[1]	Period from 11-1-23 (commencement of operations) to 4-30-24.
34	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Preferred Income ETF
	Year ended 4-30-24	Year ended 4-30-23
Increase (decrease) in net assets
From operations
Net investment income	$2,154,588	$1,168,691
Net realized loss	(462,666)	(1,420,037)
Change in net unrealized appreciation (depreciation)	1,576,555	(828,783)
Increase (decrease) in net assets resulting from operations	3,268,477	(1,080,129)
Distributions to shareholders
From earnings	(2,180,319)	(1,204,301)
From fund share transactions
Shares issued	13,782,470	21,727,785
Shares repurchased	(1,563,406)	(9,198,424)
Total from fund share transactions	12,219,064	12,529,361
Total increase	13,307,222	10,244,931
Net assets
Beginning of year	24,820,084	14,575,153
End of year	$38,127,306	$24,820,084
Share activity
Shares outstanding
Beginning of year	1,175,000	625,000
Shares issued	650,000	975,000
Shares repurchased	(75,000)	(425,000)
End of year	1,750,000	1,175,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	35

Financial Highlights
CORPORATE BOND ETF

Period ended	4-30-24	4-30-23	4-30-22	4-30-21[1]
Per share operating performance
Net asset value, beginning of period	$21.11	$21.81	$25.23	$25.00
Net investment income[2]	0.97	0.72	0.60	0.05
Net realized and unrealized gain (loss) on investments	(0.58)	(0.62)	(3.23)	0.22
Total from investment operations	0.39	0.10	(2.63)	0.27
Less distributions
From net investment income	(0.96)	(0.80)	(0.79)	(0.04)
Net asset value, end of period	$20.54	$21.11	$21.81	$25.23
Total return (%)[3]	1.91	0.57	(10.77)	1.10[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$48	$24	$19	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.98	0.94	0.72[5]
Expenses including reductions	0.29	0.29	0.29	0.29[5]
Net investment income	4.70	3.45	2.39	2.27[6]
Portfolio turnover (%)	49[7]	37[7]	36	—[8]

[1]	Period from 3-30-21 (commencement of operations) to 4-30-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
[8]	Portfolio turnover for the period is 0% due to no sales activity.
DYNAMIC MUNICIPAL BOND ETF

Period ended	4-30-24[1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.54
Net realized and unrealized gain (loss) on investments	1.63
Total from investment operations	2.17
Less distributions
From net investment income	(0.47)
Net asset value, end of period	$26.70
Total return (%)[3]	8.66[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72[5]
Expenses including reductions	0.39[5]
Net investment income	4.02[6]
Portfolio turnover (%)	113

[1]	Period from 11-1-23 (commencement of operations) to 4-30-24.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
36	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MORTGAGE-BACKED SECURITIES ETF

Period ended	4-30-24	4-30-23	4-30-22[1]
Per share operating performance
Net asset value, beginning of period	$21.81	$22.77	$25.00
Net investment income[2]	0.88	0.84	0.38
Net realized and unrealized gain (loss) on investments	(0.81)	(0.88)	(2.22)
Total from investment operations	0.07	(0.04)	(1.84)
Less distributions
From net investment income	(0.97)	(0.92)	(0.39)
Net asset value, end of period	$20.91	$21.81	$22.77
Total return (%)[3]	0.30	(0.03)	(7.43)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$27	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.97	0.93[5]
Expenses including reductions	0.39	0.39	0.39[5]
Net investment income	4.13	3.85	2.20[6]
Portfolio turnover (%)	53	20	33

[1]	Period from 8-18-21 (commencement of operations) to 4-30-22.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
PREFERRED INCOME ETF

Period ended	4-30-24	4-30-23	4-30-22[1]
Per share operating performance
Net asset value, beginning of period	$21.12	$23.32	$25.00
Net investment income[2]	1.42	1.32	0.43
Net realized and unrealized gain (loss) on investments	0.68	(2.19)	(1.68)
Total from investment operations	2.10	(0.87)	(1.25)
Less distributions
From net investment income	(1.43)	(1.33)	(0.43)
Net asset value, end of period	$21.79	$21.12	$23.32
Total return (%)[3]	10.29	(3.81)	(5.05)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$38	$25	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	1.55	1.15[5]
Expenses including reductions	0.54	0.54	0.54[5]
Net investment income	6.69	5.93	4.57[6]
Portfolio turnover (%)	30	47[7]	15

[1]	Period from 12-14-21 (commencement of operations) to 4-30-22.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	37

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, four of which are presented in this report (the funds).
The investment objective of Corporate Bond ETF is to seek a high level of current income consistent with prudent investment risk.
The investment objective of Dynamic Municipal Bond ETF is to seek a high level of interest income exempt from federal income tax.
The investment objective of Mortgage-Backed Securities ETF is to seek a high level of current income while seeking to outperform the benchmark over a market cycle.
The investment objective of Preferred Income ETF is to seek a high level of current income, consistent with preservation of capital.
Dynamic Municipal Bond ETF commenced operations on November 1, 2023.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the funds use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.  Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The funds use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds’ investments as of April 30, 2024, by major security category or type:
	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate Bond ETF
Investments in securities:
Assets
Corporate bonds	$47,601,396	—	$47,601,396	—
38	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate Bond ETF (continued)
Short-term investments	$173,004	$173,004	—	—
Total investments in securities	$47,774,400	$173,004	$47,601,396	—

Dynamic Municipal Bond ETF
Investments in securities:
Assets
Municipal bonds	$22,905,620	—	$22,905,620	—
Short-term investments	369,537	$369,537	—	—
Total investments in securities	$23,275,157	$369,537	$22,905,620	—

Mortgage-Backed Securities ETF
Investments in securities:
Assets
U.S. Government and Agency obligations	$22,162,390	—	$22,162,390	—
Collateralized mortgage obligations	12,271,039	—	12,271,039	—
Asset backed securities	5,520,825	—	5,520,825	—
Short-term investments	309,860	$309,860	—	—
Total investments in securities	$40,264,114	$309,860	$39,954,254	—
Derivatives:
Liabilities
Futures	$(59,298)	$(59,298)	—	—

Preferred Income ETF
Investments in securities:
Assets
Preferred securities	$18,892,232	$18,777,503	$114,729	—
Common stocks	612,768	612,768	—	—
Corporate bonds	17,884,135	—	17,884,135	—
Capital preferred securities	274,000	—	274,000	—
Short-term investments	1,301,230	1,301,230	—	—
Total investments in securities	$38,964,365	$20,691,501	$18,272,864	—
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the funds may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the funds may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The funds may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the funds having to reinvest the proceeds in lower yielding securities, effectively reducing the funds’ income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the funds’ cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The funds are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	39

Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
For the year ended April 30, 2024, Dynamic Municipal Bond ETF realized gains of $3,883 on the disposal of investments not meeting the Fund’s respective investment guidelines.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended April 30, 2024, the funds had no borrowings under the line of credit.
Commitment fees for the year ended April 30, 2024 were as follows:
Fund	Commitment fee
Corporate Bond ETF	$3,575
Dynamic Municipal Bond ETF	1,208
Mortgage-Backed Securities ETF	3,592
Preferred Income ETF	3,596
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and each fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2024, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2024:
	No Expiration Date
Fund	Short Term	Long Term
Corporate Bond ETF	$231,451	$1,805,795
40	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

	No Expiration Date
Fund	Short Term	Long Term
Mortgage-Backed Securities ETF	$311,674	$1,428,127
Preferred Income ETF	1,352,515	566,829
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of April 30, 2024, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2024, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Corporate Bond ETF	$50,096,650	$95,175	$(2,417,425)	$(2,322,250)
Dynamic Municipal Bond ETF	22,539,534	769,189	(33,566)	735,623
Mortgage-Backed Securities ETF	43,094,868	228,955	(3,119,007)	(2,890,052)
Preferred Income ETF	39,216,789	789,013	(1,041,437)	(252,424)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends from net investment income monthly. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended April 30, 2024 was as follows:
Fund	Ordinary Income	Exempt Income	Total
Corporate Bond ETF	$1,390,640	—	$1,390,640
Dynamic Municipal Bond ETF	8,471	$383,513	391,984
Mortgage-Backed Securities ETF	1,574,179	—	1,574,179
Preferred Income ETF	2,180,319	—	2,180,319
The tax character of distributions for the year ended April 30, 2023 was as follows:
Fund	Ordinary Income
Corporate Bond ETF	$745,320
Mortgage-Backed Securities ETF	1,045,754
Preferred Income ETF	1,204,301
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Exempt Interest
Corporate Bond ETF	$103,603	—
Dynamic Municipal Bond ETF	561,094	$46,133
Mortgage-Backed Securities ETF	135,663	—
Preferred Income ETF	66,789	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities, wash sale loss deferrals, and derivative transactions.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	41

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts.  Securities pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended April 30, 2024. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
Mortgage-Backed Securities ETF	The fund used futures contracts to manage against changes in interest rates.	From $1.0 million to $2.1 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the funds at April 30, 2024 by risk category:
Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Mortgage-Backed Securities ETF	Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(59,298)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Funds’ investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2024:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Mortgage-Backed Securities ETF	Interest rate	$(76,762)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2024:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts
Mortgage-Backed Securities ETF	Interest rate	$(111,161)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.
42	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The funds are not responsible for payment of the subadvisory fees.
Fund	Average daily net assets
Corporate Bond ETF	0.24%
Dynamic Municipal Bond ETF	0.32%
Fund	Average daily net assets
Mortgage-Backed Securities ETF	0.34%
Preferred Income ETF	0.49%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended April 30, 2024, this waiver amounted to 0.01% of the funds’ average daily net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make a payment to Corporate Bond ETF, Dynamic Municipal Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF in an amount equal to the amount by which expenses of the funds exceed 0.29%, 0.39%, 0.39% and 0.54%, respectively, of average daily net assets. Expenses means all the expenses of the funds, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. This agreement expires on August 31, 2025 for Dynamic Municipal Bond ETF and August 31, 2024 for all other funds, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the year ended April 30, 2024.
Fund	Expense reimbursement
Corporate Bond ETF	$136,701
Dynamic Municipal Bond ETF	45,853
Fund	Expense reimbursement
Mortgage-Backed Securities ETF	$135,280
Preferred Income ETF	136,818

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2024, were equivalent to a net annual effective rate of the funds’ average daily net assets:
Fund	Net Annual Effective Rate
Corporate Bond ETF	0.00%
Dynamic Municipal Bond ETF	0.00%
Fund	Net Annual Effective Rate
Mortgage-Backed Securities ETF	0.00%
Preferred Income ETF	0.07%

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended April 30, 2024, amounted to an annual rate of 0.02% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
The funds will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. The funds issue and redeem shares at NAV in creation units of 50,000 shares for Corporate Bond ETF and 25,000 shares for Dynamic Municipal Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF, respectively.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities and/or cash in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities and/or cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	43

Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the year ended April 30, 2024, such variable charges were $29,666 and $33,273 for Mortgage-Backed Securities ETF and Preferred Income ETF, respectively. These charges are included in shares issued or repurchased on the Statements of Changes in Net Assets.
Affiliates of Corporate Bond ETF, Dynamic Municipal Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF owned 32%, 91%, 46% and 24%, respectively, of shares of the fund on April 30, 2024. Such concentration of shareholders’ capital could have a material effect on a fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, are aggregated below for the year ended April 30, 2024. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2024:
	Purchases			Sales and maturities
Fund	U.S. Treasury	In-kind transactions	Non in-kind transactions	U.S. Treasury	Non in-kind transactions
Corporate Bond ETF	—	$24,656,666	$14,468,777	—	$14,515,939
Dynamic Municipal Bond ETF	—	—	46,976,805	—	25,348,266
Mortgage-Backed Securities ETF	$1,498,751	—	30,676,314	$1,156,139	16,475,358
Preferred Income ETF	—	—	21,886,940	—	9,495,638
Note 8—Industry or sector risk
The funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 9—Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Corporate Bond ETF
John Hancock Collateral Trust	17,306	$55,879	$4,942,559	$(4,825,386)	$(43)	$(5)	$9,435	—	$173,004
Dynamic Municipal Bond ETF
John Hancock Collateral Trust	36,966	—	$8,992,101	$(8,622,613)	$62	$(13)	$9,515	—	$369,537
Mortgage-Backed Securities ETF
John Hancock Collateral Trust	30,996	$291,462	$25,328,780	$(25,310,161)	$(197)	$(24)	$44,196	—	$309,860
Preferred Income ETF
John Hancock Collateral Trust	130,165	$411,966	$18,261,156	$(17,371,619)	$(196)	$(77)	$27,630	—	$1,301,230
Note 10—LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
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Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Corporate Bond ETF, Dynamic Municipal Bond ETF, Mortgage-Backed Securities ETF, and Preferred Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of Corporate Bond ETF, Dynamic Municipal Bond ETF, Mortgage-Backed Securities ETF, and Preferred Income ETF (four of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statements of changes in net assets	Financial Highlights
Corporate Bond ETF	For the year ended April 30, 2024.	For each of the two years in the period ended April 30, 2024.	For the three years in the period ended April 30, 2024, and for the period from March 30,2021 (commencement of operations) to April 30, 2021.
Dynamic Municipal Bond ETF	For the period November 1, 2023 (commencement of operations) through April 30, 2024.	For the period November 1, 2023 (commencement of operations) through April 30, 2024.	For the period November 1, 2023 (commencement of operations) through April 30, 2024.
Mortgage-Backed Securities ETF	For the year ended April 30, 2024.	For the years ended April 30, 2024 and 2023.	For the years ended April 30, 2024 and 2023, and the period from August 18, 2021 (commencement of operations) through April 30, 2022.
Preferred Income ETF	For the year ended April 30, 2024.	For the years ended April 30, 2024 and 2023.	For the years ended April 30, 2024 and 2023, and the period from December 14, 2021 (commencement of operations) through April 30, 2022.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts June 14, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2024.
For Dynamic Municipal Bond ETF, 98.19% of dividends from net investment income are exempt-interest dividends.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2024 Form 1099-DIV in early 2025. This will reflect the tax character of all distributions paid in calendar year 2024.
Please consult a tax advisor regarding the tax consequences of your investment in a fund.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	47

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At meetings held on September 26-28, 2023, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reviewed and approved the establishment of John Hancock Dynamic Municipal Bond ETF (the New Fund). The Independent Trustees also met separately to evaluate and discuss the information presented, including with independent legal counsel to the Independent Trustees.
At the September 26-28, 2023 meeting, the Board considered and approved with respect to the New Fund:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor) (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a group of comparable exchange-traded funds, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including other exchange-traded funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the September meetings and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at its June 27-29, 2023 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance program, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications, and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes, as well as the experience of the portfolio management team at the Subadvisor in managing other municipal bond funds that utilize similar strategies. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent, and quality of the investment management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Advisor on its projected profitability with respect to the New Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the New Fund’s Subadvisor is an affiliate of the Advisor;
(h)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)noted that the subadvisory fee for the New Fund will be paid by Advisor; and
(j)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	49

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)the Board also took into account management’s discussion of the New Fund’s advisory fee structure;
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees; and
(d)the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex); and
(b)the proposed subadvisory fee for the New Fund, including any breakpoints.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board also considered the experience of the portfolio management team that would be responsible for managing the New Fund’s assets.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also considered any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategies and processes. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds, including other exchange-traded funds, managed by the Subadvisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for municipal bond funds that utilize similar strategies.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds, including other exchange-traded funds, as well as municipal bond funds with similar strategies, in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the Subadvisor provided performance information for a composite of comparable accounts over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
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***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and the Subadvisory Agreement.
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	51

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Corporate Bond ETF, John Hancock Dynamic Municipal Bond ETF, John Hancock Mortgage-Backed Securities ETF, and John Hancock Preferred Income ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to review: (1) the current market liquidity environment; (2)  new Funds, redemption-in-kind activity reports, liquidity facility usage and other Fund events; (3) monthly liquidity risk assessments of all Funds in the LRMP (which includes illiquid investment monitoring); (4) monthly Fund-level liquidity classifications; (5) quarterly review of Primarily Highly Liquid Fund testing, Highly Liquid Investment Minimum (HLIM) determinations and Reasonably Anticipated Trade Size (RATS) recalibration reports; and (6) other LRMP related material. The Advisor utilizes a third-party vendor on behalf of the Funds, as the liquidity analytics provider. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors and receives regular updates on U.S. and global events, such as the U.S. regional bank crisis, the U.S. government debt ceiling showdown, commercial real estate loans and the Israel/Hamas war that could impact financial markets and overall market liquidity. The Committee also participates in industry group discussions on current market events, operational challenges resulting from regulatory changes and proposals.
The Committee provided the Board at a meeting held on March 25-28, 2024 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2023 through December 31, 2023, included an assessment of important aspects of the LRMP including, but not limited to: (1) key governance functions and personnel; (2) the Funds’ Rule 22e-4 Policy and written LRMP; (3) the design and implementation of required LRMP elements; (4) subadvisor integration; (5) the appropriateness of each Fund’s investment strategy for an open-end fund structure; and (6) other pertinent information used to evaluate the adequacy and effectiveness of the LRMP.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2023 and key initiatives for 2024.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2015	183
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2015	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2015	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2015	181
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	53

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2015	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
54	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | JOHN HANCOCK ACTIVE FIXED INCOME ETFS	55

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC (Manulife IM (US))
Portfolio Managers
The Investment Team at Manulife IM (US)
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective as of June 29, 2023.
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
56	JOHN HANCOCK ACTIVE FIXED INCOME ETFS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Active Fixed Income ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETF2A 4/2024
6/2024

Annual report
John Hancock
Active Equity ETFs
April 30, 2024
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

A message to shareholders
Dear shareholder,
Both stocks and bonds largely posted positive gains during the 12 months ended April 30, 2024. Concerns that interest rates would need to stay higher for longer led to a sharp increase in bond yields and weighed heavily on investor sentiment through late October. These worries rapidly dissipated in November, however, following a stretch of favorable inflation readings and more dovish comments from world central bank officials. Stocks moved quickly off their previous lows in response, and the U.S. Federal Reserve added fuel to the rally in December by indicating that the central bank may in fact begin to cut rates later in 2024. Stocks surged in response but began to backtrack toward the end of the period as inflation remained elevated.
As always, please be sure to contact your financial professional, who can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Active Equity ETFs

2	Active Equity exchange-traded funds (ETFs) at a glance
7	Management’s discussion of portfolio performance
9	Fundamental All Cap Core ETF
10	International High Dividend ETF
11	U.S. High Dividend ETF
12	Your expenses
14	Funds’ investments
23	Financial statements
27	Financial highlights
29	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Evaluation of advisory and subadvisory agreements by the Board of Trustees
45	Statement regarding liquidity risk management
46	Trustees and Officers
49	More information
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	1

Active Equity exchange-traded funds (ETFs) at a glance
Disciplined Value International Select ETF
SECTOR COMPOSITION AS OF 4/30/2024 (% of net assets)

TOP 10 HOLDINGS AS OF 4/30/2024 (% of net assets)
Samsung Electronics Company, Ltd.	5.6
Cenovus Energy, Inc.	5.2
CRH PLC	4.1
Teck Resources, Ltd., Class B	3.8
Novartis AG	3.7
Siemens AG	3.5
KB Financial Group, Inc.	3.0
TotalEnergies SE	2.9
BAE Systems PLC	2.9
Everest Group, Ltd.	2.7
TOTAL	37.4
Cash and cash equivalents are not included.

TOP 10 COUNTRIES AS OF 4/30/2024 (% of net assets)
Japan	22.4
United Kingdom	13.6
Canada	13.3
France	11.6
South Korea	10.2
Germany	7.9
Ireland	6.3
Switzerland	5.6
Netherlands	3.0
Bermuda	2.7
TOTAL	96.6
Cash and cash equivalents are not included.
2	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

Fundamental All Cap Core ETF
PERFORMANCE HIGHLIGHTS OVER THE PERIOD

U.S. equities gained ground in the six-month period from the fund’s inception on November 1, 2023 through April 30, 2024
Stocks were lifted by the combination of continued global growth and expectations for a favorable shift in interest rate policy.
John Hancock Fundamental All Cap Core ETF outperformed its benchmark
Positive stock selection, particularly in the information technology sector, was the key factor in the fund’s outperformance.
SECTOR COMPOSITION AS OF 4/30/2024 (% of net assets)

TOP 10 HOLDINGS AS OF 4/30/2024 (% of net assets)
Amazon.com, Inc.	8.6
NVIDIA Corp.	6.4
Alphabet, Inc., Class A	6.4
Lennar Corp., A Shares	4.4
KKR & Company, Inc.	4.4
Morgan Stanley	3.9
The Goldman Sachs Group, Inc.	3.7
Apple, Inc.	3.6
First Hawaiian, Inc.	3.5
Salesforce, Inc.	3.3
TOTAL	48.2
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	3

International High Dividend ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities gained ground in the annual period
Stocks were lifted by the combination of continued global growth and expectations for a favorable shift in interest rate policy.
John Hancock International High Dividend ETF outperformed its benchmark, the MSCI World ex-US Index
Strong stock selection, particularly in the industrials, consumer staples, and financials sectors, fueled the fund’s positive relative performance.
SECTOR COMPOSITION AS OF 4/30/2024 (% of net assets)

TOP 10 HOLDINGS AS OF 4/30/2024 (% of net assets)
Glencore PLC	2.3
Sumitomo Corp.	2.1
Banco BPM SpA	2.1
Mitsui & Company, Ltd.	2.1
ABB, Ltd.	2.0
Poste Italiane SpA	2.0
Marubeni Corp.	2.0
Novo Nordisk A/S, B Shares	2.0
Mitsubishi Corp.	1.9
Aker BP ASA	1.9
TOTAL	20.4
Cash and cash equivalents are not included.

4	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

TOP 10 COUNTRIES AS OF 4/30/2024 (% of net assets)
Japan	22.8
Germany	11.7
United Kingdom	11.1
Italy	7.6
France	6.3
Switzerland	6.2
Canada	5.1
Spain	5.0
Hong Kong	4.6
Australia	4.1
TOTAL	84.5
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	5

U.S. High Dividend ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The U.S. equity market gained ground during the period
While high-dividend stocks were unable to keep pace with the broader market, they delivered positive returns behind optimism about the outlook for economic growth and interest rates.
John Hancock U.S. High Dividend ETF outperformed its benchmark, the MSCI USA High Dividend Yield Index
An overweight in the information technology sector was the key factor in the fund’s strong relative performance.
SECTOR COMPOSITION AS OF 4/30/2024 (% of net assets)

TOP 10 HOLDINGS AS OF 4/30/2024 (% of net assets)
Microsoft Corp.	6.0
Apple, Inc.	5.6
NVIDIA Corp.	4.9
Altria Group, Inc.	2.1
Eli Lilly & Company	2.1
Watsco, Inc.	2.0
Merck & Company, Inc.	2.0
ONEOK, Inc.	2.0
Prudential Financial, Inc.	2.0
Intuit, Inc.	2.0
TOTAL	30.7
Cash and cash equivalents are not included.
6	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

Management’s discussion of fund performance
Note: John Hancock Fundamental All Cap Core ETF launched on November 1, 2023. The fund performance communicated below is for the period of November 1, 2023 through April 30, 2024. John Hancock Disciplined Value International ETF launched on December 19, 2023 and is not included below as the reporting period is less than 6 months.
How did the markets perform during the 12 months ended April 30, 2024?
Global equities performed very well in the 12-month period. The market was boosted by expectations that major central banks had largely finished raising interest rates and were poised to begin loosening policy in the months ahead. Additionally, economic growth remained in positive territory despite the high-rate environment. Robust corporate earnings also supported investor sentiment and provided a foundation for valuation expansion.
FUNDAMENTAL ALL CAP CORE ETF (JHAC)
The fund outperformed its benchmark, the Russell 3000 Index, in the six-month period from the fund’s inception on November 1, 2023 through April 30, 2024. Stock selection was the primary driver of the fund’s positive relative performance. It produced the best results in the information technology sector, led by an overweight position in the semiconductor giant NVIDIA Corp. The financials sector was another area of relative strength, highlighted by positions in KKR & Company, Inc., The Goldman Sachs Group, Inc., and Morgan Stanley. The fund’s holdings in the industrials sector also outperformed, with United Rentals, Inc. leading the way. On the other hand, selection in communication services, consumer staples, and energy detracted. The fund’s modest cash position was also a drag on results given the strong return for equities in the six-month period.
INTERNATIONAL HIGH DIVIDEND ETF (JHID)
The fund outperformed its benchmark, the MSCI World ex-US Index. Positive stock selection was the primary driver of the fund’s robust relative peformance. We posted the best results in the industrials sector, led by holdings in several Japanese stocks that outpaced the broader category by a wide margin. Consumer staples was another area of relative strength. A zero weighting in Nestle SA—which was hurt by rising input costs—was a key contributor, as was an overweight in the Hong Kong based food-processing company WH Group, Ltd. The financials sector was a further area in which we outperformed, with meaningful contributions coming from holdings in Banco Bilbao Vizcaya Argentaria SA (Spain) and Mizuho Financial Group, Inc. (Japan). Positioning in communications services, materials, and real estate made smaller, but nonetheless positive, contributions to results. On the other hand, selection in the consumer sectors detracted. Asset allocation was also a small detractor, with much of the adverse effect coming from an underweight in information technology.
U.S. HIGH DIVIDEND ETF (JHDV)
The fund outperformed its benchmark, the MSCI USA High Dividend Yield Index. The fund’s sizable overweight in information technology—the strongest performing sector in the benchmark—was the primary factor in its positive relative performance. Holdings in semiconductor stocks, including NVIDIA Corp., were particularly additive. An underweight in the consumer staples sector, which finished the annual period with a negative return, was a further positive. An overweight in financials and an underweight in healthcare also helped results. On the other hand, the fund was hurt by its overweight in real estate and underweight in energy. Stock selection was a net detractor from performance, with the majority of the adverse effect occurring in information technology and industrials.
Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. Traditional ETFs tell the public what assets they hold each day,
MANAGED BY

Disciplined Value International Select ETF is managed by a portfolio management team at Boston Partners Global Investors, Inc. Fundamental All Cap Core ETF, International High Dividend ETF, and U.S. High Dividend ETF are managed by portfolio management teams at Manulife Investment Management (US) LLC.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	7

Fundamental All Cap Core will not. This may create additional risks for your investment. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop or be maintained by market makers or authorized  participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is calculated as follows: (i) for the time periods starting October 3, 2022, the NYSE Arca’s Official Closing Price or, if it more accurately reflects market price at the time as of which NAV is calculated, the bid/ask midpoint as of that time and (ii) for time periods preceding October 3, 2022, the bid/ask midpoint at 4 P.M., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
8	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

Fundamental All Cap Core ETF
TOTAL RETURNS AS OF 4/30/2024 (%)

Cumulative total returns (%)
Since fund inception[1]
At Net asset value	22.97
At Market price	23.22
Russell 3000 Index	21.09

[1]	From 11-1-23.
The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 3000 Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $12,322.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	5.60
Net (%)	0.72
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	9

International High Dividend ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	13.39	17.44	24.50
At Market price	12.37	16.91	23.75
MSCI World ex USA Index	9.14	15.92	22.32
MSCI World ex USA High Dividend Yield Index	8.34	14.80	20.70

[1]	From 12-20-22.
The MSCI World ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies, excluding the United States.
The MSCI World ex USA High Dividend Yield Index tracks the performance of equities with higher dividend income and quality characteristics that are both sustainable and persistent, excluding the United States.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock International High Dividend ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
The value of a $10,000 investment calculated at market value from inception through period end would be $12,375.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.32
Net (%)	0.46
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

U.S. High Dividend ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	16.89	18.73	31.45
At Market price	17.06	18.79	31.56
MSCI USA High Dividend Yield Index	10.40	13.41	22.20

[1]	From 9-27-22.
The MSCI USA High Dividend Yield Index tracks the performance of equities with higher dividend income and quality characteristics that are both sustainable and persistent.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock U.S. High Dividend ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI USA High Dividend Yield Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $13,156.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.97
Net (%)	0.34
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	11

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2023, with the same investment held until April 30, 2024.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2024, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2023, with the same investment held until April 30, 2024. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2023	Ending value on 4-30-2024	Expenses paid during 4-30-2024[1]	Annualized expense ratio
Disciplined Value International Select ETF
Actual expenses/actual returns[2]	$1,000.00	$1,053.90	$2.59	0.69%
Hypothetical example for comparison purposes	1,000.00	1,021.40	3.47	0.69%
Fundamental All Cap Core ETF
Actual expenses/actual returns	$1,000.00	$1,229.70	$3.99	0.72%
Hypothetical example for comparison purposes	1,000.00	1,021.30	3.62	0.72%
International High Dividend ETF
Actual expenses/actual returns	$1,000.00	$1,182.80	$2.50	0.46%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.31	0.46%
12	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2023	Ending value on 4-30-2024	Expenses paid during 4-30-2024[1]	Annualized expense ratio
U.S. High Dividend ETF
Actual expenses/actual returns	$1,000.00	$1,185.40	$1.85	0.34%
Hypothetical example for comparison purposes	1,000.00	1,023.20	1.71	0.34%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
[2]	The inception date for the fund is 12-19-23. Actual Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 134/366 (to reflect the period).
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	13

Funds’ investments
DISCIPLINED VALUE INTERNATIONAL SELECT ETF

As of 4-30-24
	Shares	Value
Common stocks 99.0%		$26,085,289
(Cost $24,578,811)
Bermuda 2.7%		714,133
Everest Group, Ltd.	1,949	714,133
Canada 13.3%		3,506,737
Cenovus Energy, Inc.	66,361	1,366,007
Kinross Gold Corp.	90,793	586,849
MEG Energy Corp. (A)	23,915	545,022
Teck Resources, Ltd., Class B	20,476	1,008,859
Finland 2.4%		619,202
Fortum OYJ	46,777	619,202
France 11.6%		3,061,587
Airbus SE	3,954	653,958
AXA SA	19,662	682,005
Rexel SA	20,286	529,906
TotalEnergies SE	10,393	762,221
Vallourec SACA (A)	24,926	433,497
Germany 7.9%		2,083,851
Allianz SE	1,377	392,530
Commerzbank AG	32,482	484,850
Infineon Technologies AG	7,992	279,607
Siemens AG	4,928	926,864
Ireland 6.3%		1,672,428
CRH PLC	14,047	1,096,847
Ryanair Holdings PLC, ADR	4,226	575,581
Japan 22.4%		5,896,061
Asahi Group Holdings, Ltd.	17,600	604,505
Honda Motor Company, Ltd.	37,400	430,647
Kansai Paint Company, Ltd.	33,600	440,911
Komatsu, Ltd.	12,200	368,640
Mitsubishi Chemical Group Corp.	58,600	343,151
Mitsubishi Electric Corp.	37,200	655,518
Mitsubishi Heavy Industries, Ltd.	72,000	648,556
Panasonic Holdings Corp.	30,800	270,490
Renesas Electronics Corp.	39,800	664,788
Sony Group Corp.	4,300	357,548
Sumitomo Mitsui Financial Group, Inc.	10,700	610,593
Suzuki Motor Corp.	42,800	500,714
Netherlands 3.0%		786,941
ING Groep NV	26,706	424,390
Stellantis NV	16,239	362,551
South Korea 10.2%		2,673,901
KB Financial Group, Inc.	14,554	796,095
Samsung C&T Corp.	3,718	403,785
Samsung Electronics Company, Ltd.	26,287	1,474,021
Switzerland 5.6%		1,482,988
Glencore PLC	85,346	499,812
Novartis AG	10,126	983,176
United Kingdom 13.6%		3,587,460
AstraZeneca PLC	4,622	698,081
BAE Systems PLC	45,441	758,463
14	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Beazley PLC	45,872	$380,818
IMI PLC	13,708	300,722
NatWest Group PLC	121,425	461,449
SSE PLC	21,644	451,647
Tesco PLC	144,545	536,280

Total investments (Cost $24,578,811) 99.0%	$26,085,289
Other assets and liabilities, net 1.0%	262,185
Total net assets 100.0%	$26,347,474

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
FUNDAMENTAL ALL CAP CORE ETF

As of 4-30-24
	Shares	Value
Common stocks 98.8%		$3,009,447
(Cost $2,603,675)
Communication services 10.6%		321,614
Entertainment 3.4%
Liberty Media Corp.-Liberty Formula One, Series C (A)	1,086	75,987
Warner Brothers Discovery, Inc. (A)	3,467	25,517
Interactive media and services 7.2%
Alphabet, Inc., Class A (A)	1,196	194,685
CarGurus, Inc. (A)	1,132	25,425
Consumer discretionary 20.4%		621,933
Automobile components 0.3%
Mobileye Global, Inc., Class A (A)	330	9,092
Broadline retail 8.6%
Amazon.com, Inc. (A)	1,501	262,677
Hotels, restaurants and leisure 0.5%
Vail Resorts, Inc.	77	14,581
Household durables 5.4%
Lennar Corp., A Shares	897	136,003
NVR, Inc. (A)	4	29,755
Leisure products 1.5%
Polaris, Inc.	524	44,624
Specialty retail 3.0%
Avolta AG, ADR (A)	7,469	27,859
Group 1 Automotive, Inc.	212	62,332
Textiles, apparel and luxury goods 1.1%
Canada Goose Holdings, Inc. (A)	2,209	24,940
Salvatore Ferragamo SpA, ADR	2,016	10,070
Consumer staples 2.8%		87,023
Beverages 1.6%
Anheuser-Busch InBev SA/NV, ADR	818	48,802
Consumer staples distribution and retail 1.2%
Walmart, Inc.	644	38,221
Energy 4.4%		134,402
Oil, gas and consumable fuels 4.4%
Cheniere Energy, Inc.	523	82,540
Suncor Energy, Inc.	1,358	51,862
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	15

	Shares	Value
Financials 17.4%		$530,776
Banks 3.5%
First Hawaiian, Inc.	5,109	107,749
Capital markets 13.9%
KKR & Company, Inc.	1,440	134,021
Morgan Stanley	1,291	117,274
S&P Global, Inc.	139	57,800
The Goldman Sachs Group, Inc.	267	113,932
Health care 6.3%		190,770
Biotechnology 1.2%
Alnylam Pharmaceuticals, Inc. (A)	73	10,508
Moderna, Inc. (A)	240	26,474
Health care equipment and supplies 2.0%
Hologic, Inc. (A)	784	59,404
Health care providers and services 1.8%
Elevance Health, Inc.	105	55,501
Life sciences tools and services 0.8%
Thermo Fisher Scientific, Inc.	40	22,749
Pharmaceuticals 0.5%
Elanco Animal Health, Inc. (A)	1,226	16,134
Industrials 6.8%		208,877
Electrical equipment 2.2%
Regal Rexnord Corp.	346	55,834
Sensata Technologies Holding PLC	303	11,608
Machinery 1.9%
Parker-Hannifin Corp.	110	59,940
Trading companies and distributors 2.7%
United Rentals, Inc.	122	81,495
Information technology 25.6%		778,576
Semiconductors and semiconductor equipment 11.3%
Analog Devices, Inc.	480	96,293
NVIDIA Corp.	227	196,133
Texas Instruments, Inc.	290	51,162
Software 10.7%
Autodesk, Inc. (A)	177	37,674
Microsoft Corp.	83	32,314
Oracle Corp.	419	47,661
Roper Technologies, Inc.	89	45,520
Salesforce, Inc.	377	101,390
Workday, Inc., Class A (A)	244	59,714
Technology hardware, storage and peripherals 3.6%
Apple, Inc.	650	110,715
Materials 1.1%		32,320
Chemicals 1.1%
Axalta Coating Systems, Ltd. (A)	1,028	32,320
Real estate 3.4%		103,156
Real estate management and development 0.2%
Five Point Holdings LLC, Class A (A)	1,688	4,794
Specialized REITs 3.2%
American Tower Corp.	36	6,176
Crown Castle, Inc.	983	92,186

16	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 1.2%			$35,601
(Cost $35,607)
Short-term funds 1.2%			35,601
John Hancock Collateral Trust (B)	5.4256(C)	3,561	35,601

Total investments (Cost $2,639,282) 100.0%	$3,045,048
Other assets and liabilities, net (0.0%)	(952)
Total net assets 100.0%	$3,044,096

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(C)	The rate shown is the annualized seven-day yield as of 4-30-24.
INTERNATIONAL HIGH DIVIDEND ETF

As of 4-30-24
	Shares	Value
Common stocks 96.0%		$7,615,342
(Cost $6,724,454)
Australia 4.1%		327,213
ANZ Group Holdings, Ltd.	1,127	20,608
BHP Group, Ltd.	4,397	122,859
Evolution Mining, Ltd.	8,949	23,593
Fortescue, Ltd.	7,567	128,000
Woodside Energy Group, Ltd.	1,754	32,153
Canada 5.1%		400,929
Canadian Imperial Bank of Commerce	706	33,022
Canadian Natural Resources, Ltd.	288	21,869
Laurentian Bank of Canada	5,247	98,268
Martinrea International, Inc.	15,054	125,464
Power Corp. of Canada	3,726	99,479
Suncor Energy, Inc.	597	22,827
Denmark 2.0%		156,960
Novo Nordisk A/S, B Shares	1,213	156,960
Finland 1.9%		153,754
Elisa OYJ	416	18,824
Fortum OYJ	8,827	116,846
Sampo OYJ, A Shares	446	18,084
France 6.3%		500,391
Carrefour SA	6,611	111,617
Cie Generale des Etablissements Michelin SCA	1,287	49,788
Klepierre SA	4,823	130,266
Publicis Groupe SA	926	102,825
Sanofi	1,064	105,895
Germany 9.8%		780,385
Bayer AG	1,388	40,591
Bayerische Motoren Werke AG	1,352	148,104
Deutsche Telekom AG	3,771	86,651
DWS Group GmbH & Company KGaA (A)	2,959	125,417
Heidelberg Materials AG	1,172	118,599
Mercedes-Benz Group AG	1,967	149,202
RWE AG	3,205	111,821
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	17

	Shares	Value
Hong Kong 4.6%		$364,610
CK Hutchison Holdings, Ltd.	28,392	138,853
Swire Pacific, Ltd., Class A	16,080	136,721
WH Group, Ltd. (A)	121,743	89,036
Italy 7.6%		600,617
Assicurazioni Generali SpA	5,193	127,155
Banco BPM SpA	25,294	167,250
Eni SpA	9,126	147,697
Poste Italiane SpA (A)	12,437	158,515
Japan 22.8%		1,808,108
ABC-Mart, Inc.	1,044	20,938
Daiwa House Industry Company, Ltd.	2,500	70,537
FUJIFILM Holdings Corp.	6,951	149,166
Honda Motor Company, Ltd.	2,149	24,745
Japan Tobacco, Inc.	4,537	122,388
JFE Holdings, Inc.	7,800	117,026
Koito Manufacturing Company, Ltd.	1,555	21,008
Komatsu, Ltd.	2,700	81,584
Marubeni Corp.	8,786	157,670
Mitsubishi Corp.	6,700	154,126
Mitsui & Company, Ltd.	3,396	164,853
Mizuho Financial Group, Inc.	7,729	149,899
Nippon Steel Corp.	5,900	132,761
Ricoh Company, Ltd.	2,700	23,446
Seiko Epson Corp.	4,968	82,208
Shionogi & Company, Ltd.	916	42,923
Sojitz Corp.	3,136	80,889
Sumitomo Corp.	6,395	168,851
Suzuki Motor Corp.	1,804	21,105
Toyota Motor Corp.	951	21,985
Netherlands 3.2%		256,386
ABN AMRO Bank NV (A)	9,178	148,087
ASML Holding NV	98	87,256
ASR Nederland NV	419	21,043
Norway 3.0%		237,566
Aker BP ASA	6,220	152,774
Norsk Hydro ASA	3,638	22,635
Yara International ASA	2,168	62,157
Singapore 3.3%		258,438
DBS Group Holdings, Ltd.	4,865	124,501
Oversea-Chinese Banking Corp., Ltd.	12,818	133,937
Spain 5.0%		399,392
Banco Bilbao Vizcaya Argentaria SA	12,907	140,423
Repsol SA	7,104	111,850
Telefonica SA	32,713	147,119
Switzerland 6.2%		493,693
ABB, Ltd.	3,294	161,225
Adecco Group AG	2,788	98,005
Glencore PLC	30,439	178,256
Julius Baer Group, Ltd.	353	19,094
Novartis AG	190	18,448
Swisscom AG	34	18,665
United Kingdom 11.1%		876,900
British American Tobacco PLC	4,992	146,955
18	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
GSK PLC	7,061	$147,917
J Sainsbury PLC	28,708	94,684
Land Securities Group PLC	16,730	136,270
Phoenix Group Holdings PLC	14,560	89,297
SSE PLC	913	19,052
Taylor Wimpey PLC	87,199	144,017

Tesco PLC	26,605	98,708
Preferred securities 1.9%		$150,581
(Cost $153,153)
Germany 1.9%		150,581
Volkswagen AG	1,223	150,581

	Yield (%)	Shares	Value
Short-term investments 1.4%			$111,025
(Cost $111,048)
Short-term funds 1.4%			111,025
John Hancock Collateral Trust (B)	5.4256(C)	11,106	111,025

Total investments (Cost $6,988,655) 99.3%	$7,876,948
Other assets and liabilities, net 0.7%	55,023
Total net assets 100.0%	$7,931,971

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(C)	The rate shown is the annualized seven-day yield as of 4-30-24.
U.S. HIGH DIVIDEND ETF

As of 4-30-24
	Shares	Value
Common stocks 98.5%		$7,748,159
(Cost $6,706,439)
Communication services 4.1%		324,419
Diversified telecommunication services 1.9%
Verizon Communications, Inc.	3,818	150,773
Media 2.2%
Comcast Corp., Class A	1,012	38,567
Omnicom Group, Inc.	572	53,104
The Interpublic Group of Companies, Inc.	2,693	81,975
Consumer discretionary 6.1%		481,252
Automobiles 0.2%
Ford Motor Company	1,496	18,176
Hotels, restaurants and leisure 1.8%
Starbucks Corp.	1,042	92,207
Wingstop, Inc.	123	47,329
Household durables 0.4%
Garmin, Ltd.	227	32,795
Specialty retail 3.5%
Best Buy Company, Inc.	1,008	74,229
Dick’s Sporting Goods, Inc.	301	60,483
The Home Depot, Inc.	185	61,831
Williams-Sonoma, Inc.	268	76,857
Textiles, apparel and luxury goods 0.2%
NIKE, Inc., Class B	188	17,345
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	19

	Shares	Value
Consumer staples 5.3%		$420,405
Consumer staples distribution and retail 0.6%
Target Corp.	287	46,201
Food products 1.0%
Archer-Daniels-Midland Company	378	22,173
Conagra Brands, Inc.	1,107	34,073
The Kraft Heinz Company	579	22,355
Tobacco 3.7%
Altria Group, Inc.	3,798	166,390
Philip Morris International, Inc.	1,361	129,213
Energy 6.0%		472,478
Oil, gas and consumable fuels 6.0%
Chevron Corp.	405	65,314
Exxon Mobil Corp.	1,175	138,967
Kinder Morgan, Inc.	2,176	39,777
ONEOK, Inc.	2,008	158,873
The Williams Companies, Inc.	1,813	69,547
Financials 11.0%		868,028
Banks 0.5%
Citizens Financial Group, Inc.	584	19,920
Huntington Bancshares, Inc.	1,467	19,760
Capital markets 4.6%
BlackRock, Inc.	184	138,854
Franklin Resources, Inc.	2,396	54,725
Houlihan Lokey, Inc.	152	19,378
T. Rowe Price Group, Inc.	1,344	147,262
Consumer finance 0.6%
American Express Company	199	46,572
Insurance 5.3%
American Financial Group, Inc.	1,217	155,472
Fidelity National Financial, Inc.	1,486	73,557
Principal Financial Group, Inc.	456	36,088
Prudential Financial, Inc.	1,416	156,440
Health care 11.1%		871,235
Biotechnology 1.4%
Gilead Sciences, Inc.	1,652	107,710
Health care equipment and supplies 1.2%
Abbott Laboratories	706	74,815
Medtronic PLC	290	23,270
Health care providers and services 0.6%
UnitedHealth Group, Inc.	89	43,049
Life sciences tools and services 0.7%
Danaher Corp.	145	35,760
Thermo Fisher Scientific, Inc.	36	20,474
Pharmaceuticals 7.2%
Eli Lilly & Company	207	161,688
Johnson & Johnson	610	88,200
Merck & Company, Inc.	1,249	161,396
Pfizer, Inc.	6,045	154,873
Industrials 11.2%		878,956
Air freight and logistics 1.7%
United Parcel Service, Inc., Class B	883	130,225
20	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Construction and engineering 0.3%
Comfort Systems USA, Inc.	81	$25,062
Electrical equipment 2.0%
Eaton Corp. PLC	63	20,050
Rockwell Automation, Inc.	295	79,933
Vertiv Holdings Company, Class A	611	56,823
Ground transportation 0.8%
Old Dominion Freight Line, Inc.	152	27,620
Union Pacific Corp.	151	35,811
Machinery 2.0%
AGCO Corp.	1,009	115,218
Caterpillar, Inc.	119	39,814
Professional services 2.1%
Automatic Data Processing, Inc.	227	54,909
Paychex, Inc.	916	108,830
Trading companies and distributors 2.3%
W.W. Grainger, Inc.	25	23,034
Watsco, Inc.	361	161,627
Information technology 33.8%		2,656,477
Communications equipment 1.5%
Cisco Systems, Inc.	2,524	118,578
IT services 3.5%
Accenture PLC, Class A	439	132,099
IBM Corp.	846	140,605
Semiconductors and semiconductor equipment 12.6%
Analog Devices, Inc.	94	18,857
KLA Corp.	185	127,519
Lam Research Corp.	125	111,801
Monolithic Power Systems, Inc.	182	121,818
NVIDIA Corp.	441	381,033
NXP Semiconductors NV	126	32,280
Qualcomm, Inc.	714	118,417
Texas Instruments, Inc.	445	78,507
Software 9.5%
Gen Digital, Inc.	1,129	22,738
Intuit, Inc.	250	156,405
Microsoft Corp.	1,226	477,318
Oracle Corp.	817	92,934
Technology hardware, storage and peripherals 6.7%
Apple, Inc.	2,574	438,430
Hewlett Packard Enterprise Company	1,110	18,870
HP, Inc.	1,517	42,613
NetApp, Inc.	251	25,655
Materials 2.6%		201,705
Chemicals 1.5%
Dow, Inc.	2,106	119,831
Containers and packaging 1.1%
Amcor PLC	4,766	42,608
Packaging Corp. of America	227	39,266
Real estate 4.7%		366,737
Retail REITs 1.5%
Simon Property Group, Inc.	807	113,408
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	21

	Shares	Value
Real estate (continued)
Specialized REITs 3.2%
Gaming and Leisure Properties, Inc.	2,424	$103,578
Public Storage	71	18,421
VICI Properties, Inc.	4,600	131,330
Utilities 2.6%		206,467
Electric utilities 2.1%
Duke Energy Corp.	327	32,131
NextEra Energy, Inc.	743	49,759
The Southern Company	1,114	81,879
Independent power and renewable electricity producers 0.5%
Vistra Corp.	563	42,698

	Yield (%)	Shares	Value
Short-term investments 1.4%			$106,654
(Cost $106,661)
Short-term funds 1.4%			106,654
John Hancock Collateral Trust (A)	5.4256(B)	10,669	106,654

Total investments (Cost $6,813,100) 99.9%	$7,854,813
Other assets and liabilities, net 0.1%	8,802
Total net assets 100.0%	$7,863,615

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(B)	The rate shown is the annualized seven-day yield as of 4-30-24.
22	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-24

	Disciplined Value International Select ETF	Fundamental All Cap Core ETF	International High Dividend ETF	U.S. High Dividend ETF
Assets
Unaffiliated investments, at value	$26,085,289	$3,009,447	$7,765,923	$7,748,159
Affiliated investments, at value	—	35,601	111,025	106,654
Total investments, at value	26,085,289	3,045,048	7,876,948	7,854,813
Cash	77,080	—	—	—
Foreign currency, at value	12	—	80	—
Collateral held at broker for futures contracts	—	—	16,000	35,994
Dividends and interest receivable	173,780	1,714	75,869	8,007
Receivable for investments sold	—	1,730	—	—
Receivable from affiliates	17,542	28,106	5,092	7,682
Other assets	50,869	13,251	5,972	6,015
Total assets	26,404,572	3,089,849	7,979,961	7,912,511
Liabilities
Payable to affiliates
Accounting and legal services fees	1,014	121	298	298
Other liabilities and accrued expenses	56,084	45,632	47,692	48,598
Total liabilities	57,098	45,753	47,990	48,896
Net assets	$26,347,474	$3,044,096	$7,931,971	$7,863,615
Net assets consist of
Paid-in capital	$25,107,015	$2,625,507	$7,183,351	$7,112,358
Total distributable earnings (loss)	1,240,459	418,589	748,620	751,257
Net assets	$26,347,474	$3,044,096	$7,931,971	$7,863,615
Unaffiliated investments, at cost	$24,578,811	$2,603,675	$6,877,607	$6,706,439
Affiliated investments, at cost	—	$35,607	$111,048	$106,661
Foreign currency, at cost	$12	—	$80	—
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$26,347,474	$3,044,096	$7,931,971	$7,863,615
Shares outstanding	1,000,000	245,000	270,000	250,000
Net asset value per share	$26.35	$12.42	$29.38	$31.45
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	23

STATEMENTS OF OPERATIONS For the year ended 4-30-24

	Disciplined Value International Select ETF[1]	Fundamental All Cap Core ETF[2]	International High Dividend ETF	U.S. High Dividend ETF
Investment income
Dividends from unaffiliated investments	$371,421	$14,238	$370,176	$228,550
Dividends from affiliated investments	—	1,432	4,051	5,067
Interest	—	—	261	522
Less foreign taxes withheld	(43,423)	(141)	(39,105)	(77)
Total investment income	327,998	15,529	335,383	234,062
Expenses
Investment management fees	52,599	8,572	26,960	21,333
Accounting and legal services fees	1,785	264	1,456	1,542
Transfer agent fees	833	1,250	9,583	10,000
Trustees’ fees	260	206	638	651
Custodian fees	13,928	10,042	36,856	39,306
Printing and postage	8,602	11,541	15,877	16,596
Professional fees	50,528	22,278	50,423	34,266
Licensing fee	—	12,500	—	—
Stock exchange listing fees	399	1,987	11,889	12,139
Other	3,930	3,544	8,429	8,919
Total expenses	132,864	72,184	162,111	144,752
Less expense reductions	(73,299)	(63,007)	(130,143)	(119,737)
Net expenses	59,565	9,177	31,968	25,015
Net investment income	268,433	6,352	303,415	209,047
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(540,006)	10,622	(226,370)	(213,929)
Affiliated investments	—	2	(88)	22
Futures contracts	—	—	13,983	3,466
Redemptions in kind	—	—	314,000	543,455
	(540,006)	10,624	101,525	333,014
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,503,868	405,772	565,382	606,293
Affiliated investments	—	(6)	(23)	(8)
	1,503,868	405,766	565,359	606,285
Net realized and unrealized gain	963,862	416,390	666,884	939,299
Increase in net assets from operations	$1,232,295	$422,742	$970,299	$1,148,346

[1]	Period from 12-19-23 (commencement of operations) to 4-30-24.
[2]	Period from 11-1-23 (commencement of operations) to 4-30-24.
24	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Disciplined Value International Select ETF	Fundamental All Cap Core ETF	International High Dividend ETF
	Period ended 4-30-24[1]	Period ended 4-30-24[2]	Year ended 4-30-24	Period ended 4-30-23[3]
Increase (decrease) in net assets
From operations
Net investment income	$268,433	$6,352	$303,415	$128,771
Net realized gain (loss)	(540,006)	10,624	101,525	26,965
Change in net unrealized appreciation	1,503,868	405,766	565,359	321,439
Increase in net assets resulting from operations	1,232,295	422,742	970,299	477,175
Distributions to shareholders
From earnings	—	(4,154)	(319,370)	(32,005)
From fund share transactions
Shares issued	25,115,179	2,625,508	3,255,076	6,331,932
Shares repurchased	—	—	(2,231,770)	(519,366)
Total from fund share transactions	25,115,179	2,625,508	1,023,306	5,812,566
Total increase	26,347,474	3,044,096	1,674,235	6,257,736
Net assets
Beginning of period	—	—	6,257,736	—
End of period	$26,347,474	$3,044,096	$7,931,971	$6,257,736
Share activity
Shares outstanding
Beginning of period	—	—	230,000	—
Shares issued	1,000,000	245,000	120,000	250,000
Shares repurchased	—	—	(80,000)	(20,000)
End of period	1,000,000	245,000	270,000	230,000

[1]	Period from 12-19-23 (commencement of operations) to 4-30-24.
[2]	Period from 11-1-23 (commencement of operations) to 4-30-24.
[3]	Period from 12-20-22 (commencement of operations) to 4-30-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	25

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	U.S. High Dividend ETF
	Year ended 4-30-24	Period ended 4-30-23[4]
Increase (decrease) in net assets
From operations
Net investment income	$209,047	$105,275
Net realized gain	333,014	44,062
Change in net unrealized appreciation	606,285	435,428
Increase in net assets resulting from operations	1,148,346	584,765
Distributions to shareholders
From earnings	(196,133)	(93,368)
From fund share transactions
Shares issued	3,279,525	7,241,376
Shares repurchased	(3,000,834)	(1,100,062)
Total from fund share transactions	278,691	6,141,314
Total increase	1,230,904	6,632,711
Net assets
Beginning of period	6,632,711	—
End of period	$7,863,615	$6,632,711
Share activity
Shares outstanding
Beginning of period	240,000	—
Shares issued	110,000	280,000
Shares repurchased	(100,000)	(40,000)
End of period	250,000	240,000

[4]	Period from 9-27-22 (commencement of operations) to 4-30-23.
26	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
DISCIPLINED VALUE INTERNATIONAL SELECT ETF

Period ended	4-30-24[1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.28
Net realized and unrealized gain (loss) on investments	1.07
Total from investment operations	1.35
Net asset value, end of period	$26.35
Total return (%)[3]	5.39[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38[5]
Expenses including reductions	0.69[5]
Net investment income	3.11[6]
Portfolio turnover (%)	29

[1]	Period from 12-19-23 (commencement of operations) to 4-30-24.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
FUNDAMENTAL ALL CAP CORE ETF

Period ended	4-30-24[1]
Per share operating performance
Net asset value, beginning of period	$10.12
Net investment income[2]	0.03
Net realized and unrealized gain (loss) on investments	2.29
Total from investment operations	2.32
Less distributions
From net investment income	(0.02)
Net asset value, end of period	$12.42
Total return (%)[3]	22.97[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	4.76[5]
Expenses including reductions	0.72[5]
Net investment income	0.48[6]
Portfolio turnover (%)	10

[1]	Period from 11-1-23 (commencement of operations) to 4-30-24.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	27

INTERNATIONAL HIGH DIVIDEND ETF

Period ended	4-30-24	4-30-23[1]
Per share operating performance
Net asset value, beginning of period	$27.21	$24.91
Net investment income[2]	1.21	0.59[3]
Net realized and unrealized gain (loss) on investments	2.30	1.85
Total from investment operations	3.51	2.44
Less distributions
From net investment income	(1.34)	(0.14)
Net asset value, end of period	$29.38	$27.21
Total return (%)[4]	13.39	9.79[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.35	1.65[6]
Expenses including reductions	0.46	0.46[6]
Net investment income	4.39	6.11[3,7]
Portfolio turnover (%)	20	5[8]

[1]	Period from 12-20-22 (commencement of operations) to 4-30-23.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.81%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized. Certain expenses are presented unannualized.
[7]	Annualized.
[8]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
U.S. HIGH DIVIDEND ETF

Period ended	4-30-24	4-30-23[1]
Per share operating performance
Net asset value, beginning of period	$27.64	$24.95
Net investment income[2]	0.84	0.49
Net realized and unrealized gain (loss) on investments	3.75	2.61
Total from investment operations	4.59	3.10
Less distributions
From net investment income	(0.78)	(0.41)
Net asset value, end of period	$31.45	$27.64
Total return (%)[3]	16.89	12.45[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	1.56[5]
Expenses including reductions	0.34	0.34[5]
Net investment income	2.84	3.01[6]
Portfolio turnover (%)	18	15[7]

[1]	Period from 9-27-22 (commencement of operations) to 4-30-23.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
28	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, four of which are presented in this report (the funds).
The investment objective of Disciplined Value International Select ETF is to seek long-term capital growth.
The investment objective of Fundamental All Cap Core ETF is to seek long-term capital appreciation.
The investment objective of International High Dividend ETF and U.S. High Dividend ETF is to seek a high level of current income. Long-term growth of capital is a secondary objective for each fund.
Fundamental All Cap Core ETF commenced operations on November 1, 2023. Disciplined Value International Select ETF commenced operations on December 19, 2023.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded and closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there  were no sales during the day or closing prices are not available, the securities are valued using  the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of April 30, 2024, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	29

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended April 30, 2024, the funds had no borrowings under the line of credit.
Commitment fees for the year ended April 30, 2024 were as follows:
Fund	Commitment fee
Disciplined Value International Select ETF	$1,193
Fundamental All Cap Core ETF	1,193
International High Dividend ETF	3,520
U.S. High Dividend ETF	3,522
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and each fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2024, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2024:
	No Expiration Date
Fund	Short Term	Long Term
Disciplined Value International Select ETF	$540,218	—
International High Dividend ETF	197,409	$29,182
U.S. High Dividend ETF	254,238	62,412
As of April 30, 2024, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
30	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

For federal income tax purposes, the costs of investments owned on April 30, 2024, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Disciplined Value International Select ETF	$24,578,949	$2,091,284	$(584,944)	$1,506,340
Fundamental All Cap Core ETF	2,640,080	441,253	(36,285)	404,968
International High Dividend ETF	7,050,931	1,049,125	(223,108)	826,017
U.S. High Dividend ETF	6,813,108	1,243,514	(201,809)	1,041,705
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. International High Dividend ETF and U.S. High Dividend ETF generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended April 30, 2024 was as follows:
Fund	Ordinary Income
Fundamental All Cap Core ETF	$4,154
International High Dividend ETF	319,370
U.S. High Dividend ETF	196,133
The tax character of distributions for the year ended April 30, 2023 was as follows:
Fund	Ordinary Income
International High Dividend ETF	$32,005
U.S. High Dividend ETF	93,368
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Disciplined Value International Select ETF	$277,014	—
Fundamental All Cap Core ETF	13,612	$9
International High Dividend ETF	150,689	—
U.S. High Dividend ETF	26,202	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and redemptions-in-kind.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	31

set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts.  Securities pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended April 30, 2024. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
International High Dividend ETF	The fund used futures contracts to manage against changes in certain securities markets. At April 30, 2024, there were no open futures contracts.	Up to $744,000
U.S. High Dividend ETF	The fund used futures contracts to manage against changes in certain securities markets. At April 30, 2024, there were no open futures contracts.	Up to $788,000
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2024:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
International High Dividend ETF	Equity	$13,983
U.S. High Dividend ETF	Equity	$3,466
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below.
The management fee structure is as follows:
- Disciplined Value International Select ETF - 0.61% of average daily net assets
- Fundamental All Cap Core ETF - (a) 0.675% of the first 2.5 billion of aggregate daily net assets; and (b) 0.65% of the excess over 2.5 billion of aggregate daily net assets. Aggregate net assets include the fund and JHF II Fundamental All Cap Core Fund and JHVIT Fundamental All Cap Core Trust.
- International High Dividend ETF - 0.39% of average daily net assets
- U.S. High Dividend ETF - 0.29% of average daily net assets
The Advisor has subadvisory agreements with the organizations described below:
Fund	Subadvisor(s)
Disciplined Value International Select ETF	Boston Partners Global Investors, Inc.
Fundamental All Cap Core ETF International High Dividend ETF U.S. High Dividend ETF	Manulife Investment Management (US) LLC[1]
[1]	An affiliate of the Advisor.
The funds are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed the following:
32	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

Fund	Expense limitation as a percentage of average net assets
Disciplined Value International Select ETF	0.69%
Fundamental All Cap Core ETF	0.72%
Fund	Expense limitation as a percentage of average net assets
International High Dividend ETF	0.46%
U.S. High Dividend ETF	0.34%
Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. These agreements expire on August 31, 2024 for International High Dividend ETF and U.S. High Dividend ETF, and on August 31, 2025 for Disciplined Value International Select ETF and Fundamental All Cap Core ETF, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended April 30, 2024, this waiver amounted to 0.01% of the funds’ average daily net assets. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended April 30, 2024, the expense reductions described above amounted to the following:
Fund	Expense reimbursement
Disciplined Value International Select ETF	$73,299
Fundamental All Cap Core ETF	63,007
Fund	Expense reimbursement
International High Dividend ETF	$130,143
U.S. High Dividend ETF	119,737

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2024, were equivalent to a net annual effective rate of the fund’s average daily net assets as follows:
Fund	Net Annual Effective Rate
Disciplined Value International Select ETF	0.00%
Fundamental All Cap Core ETF	0.00%
Fund	Net Annual Effective Rate
International High Dividend ETF	0.00%
U.S. High Dividend ETF	0.00%

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended April 30, 2024, amounted to an annual rate of 0.02% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
The funds will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. The funds issue and redeem shares at NAV in creation units of 25,000, 5,000, 10,000 and 10,000 shares for Disciplined Value International Select ETF, Fundamental All Cap Core ETF, International High Dividend ETF, and U.S. High Dividend ETF, respectively.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities and/or cash in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities and/or cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the period ended April 30, 2024, such variable charges were $24,439, $23, $19,792 and $0 for Disciplined Value International Select ETF, Fundamental All Cap Core ETF, International High Dividend ETF, and U.S. High Dividend ETF, respectively. These charges are included in shares issued or repurchased on the Statements of Changes in Net Assets.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	33

Affiliates of Disciplined Value International Select ETF, Fundamental All Cap Core ETF, International High Dividend ETF, and U.S. High Dividend ETF owned 59%, 75%, 70%, and 76%, respectively, of shares of the fund on April 30, 2024. Such concentration of shareholders’ capital could have a material effect on a fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to for the year ended April 30, 2024. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2024:
	Purchases		Sales and maturities
Fund	In-kind transactions	Non in-kind transactions	In-kind transactions	Non in-kind transactions
Disciplined Value International Select ETF	$21,255,142	$10,628,621	—	$6,764,596
Fundamental All Cap Core ETF	2,378,003	492,083	—	276,093
International High Dividend ETF	1,033,503	3,147,070	$1,836,041	1,348,496
U.S. High Dividend ETF	276,513	3,808,401	2,576,373	1,283,181
Note 8—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Fundamental All Cap Core ETF
John Hancock Collateral Trust	3,561	—	$295,389	$(259,784)	$2	$(6)	$1,432	—	$35,601
International High Dividend ETF
John Hancock Collateral Trust	11,106	$94,864	$2,699,384	$(2,683,112)	$(88)	$(23)	$4,051	—	$111,025
U.S. High Dividend ETF
John Hancock Collateral Trust	10,669	$18,765	$3,323,537	$(3,235,662)	$22	$(8)	$5,067	—	$106,654
34	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Disciplined Value International Select ETF, Fundamental All Cap Core ETF, International High Dividend ETF, and U.S. High Dividend ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of Disciplined Value International Select ETF, Fundamental All Cap Core ETF, International High Dividend ETF, and U.S. High Dividend ETF (four of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statements of changes in net assets	Financial Highlights
Disciplined Value International ETF	For the period December 19, 2023 (commencement of operations) through April 30, 2024.	For the period December 19, 2023 (commencement of operations) through April 30, 2024.	For the period December 19, 2023 (commencement of operations) through April 30, 2024.
Fundamental All Cap Core ETF	For the period November 1, 2023 (commencement of operations) through April 30, 2024.	For the period November 1, 2023 (commencement of operations) through April 30, 2024.	For the period November 1, 2023 (commencement of operations) through April 30, 2024.
International High Dividend ETF	For the year ended April 30, 2024.	For the year ended April 30, 2024 and the period from December 20, 2022 (commencement of operations) through April 30, 2023.	For the year ended April 30, 2024 and the period from December 20, 2022 (commencement of operations) through April 30, 2023.
U.S. High Dividend ETF	For the year ended April 30, 2024.	For the year ended April 30, 2024 and the period from September 27, 2022 (commencement of operations) through April 30, 2023.	For the year ended April 30, 2024 and the period from September 27, 2022 (commencement of operations) through April 30, 2023.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts June 14, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	35

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2024.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Fund	Foreign sourced income	Foreign tax credit
Disciplined Value International Select ETF	$371,421	$43,423
International High Dividend ETF	367,998	36,927
Eligible shareholders will be mailed a 2024 Form 1099-DIV in early 2025. This will reflect the tax character of all distributions paid in calendar year 2024.
Please consult a tax advisor regarding the tax consequences of your investment in the portfolio.
36	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At meetings held on December 12-14, 2023, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reviewed and approved the establishment of John Hancock Disciplined Value International Select ETF (the New Fund). The Independent Trustees also met separately to evaluate and discuss the information presented, including with independent legal counsel to the Independent Trustees.
At the December 12-14, 2023 meeting, the Board considered and approved with respect to the New Fund:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)an amendment to the subadvisory agreement between the Advisor and Boston Partners Global Investors, Inc. (the Subadvisor) (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a group of comparable exchange-traded funds, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the December meetings and throughout the year (with respect to other Funds) was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at its September 26-28, 2023 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	37

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications, and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes, as well as the experience of the portfolio management team at the Subadvisor in managing other funds, including a Fund with a similar investment strategy. The Board also reviewed the performance history of the strategy to be used by the New Fund. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent, and quality of the investment management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees and that such fees were negotiated at arm’s length. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Advisor on its projected profitability with respect to the New Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(h)noted that the subadvisory fee for the New Fund will be paid by Advisor and was negotiated at arm’s length; and
(i)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
38	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)the Board also took into account management’s discussion of the New Fund’s advisory fee structure;
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees; and
(d)the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex); and
(b)the proposed subadvisory fee for the New Fund, including any breakpoints.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board also considered the experience of the portfolio management team that would be responsible for managing the New Fund’s assets.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also considered the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
The Board also considered any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategies and processes. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds, managed by the Subadvisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
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The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the Subadvisor provided performance information for a composite of comparable accounts over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and the Subadvisory Agreement.
40	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At meetings held on September 26-28, 2023, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reviewed and approved the establishment of John Hancock Fundamental All Cap Core ETF (the New Fund). The Independent Trustees also met separately to evaluate and discuss the information presented, including with independent legal counsel to the Independent Trustees.
At the September 26-28, 2023 meeting, the Board considered and approved with respect to the New Fund:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor) (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a group of comparable exchange-traded funds, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including other exchange-traded funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the September meetings and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at its June 27-29, 2023 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance program, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications, and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes, as well as the experience of the portfolio management team at the Subadvisor in managing a mutual fund with a similar strategy. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent, and quality of the investment management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also noted that the New Fund has breakpoints in its contractual management fee schedule that will reduce the New Fund’s management fees as the New Fund’s assets increase.  The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Advisor on its projected profitability with respect to the New Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the New Fund’s Subadvisor is an affiliate of the Advisor;
(h)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)noted that the subadvisory fee for the New Fund will be paid by Advisor; and
(j)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
42	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)reviewed the New Fund’s advisory fee structure and concluded that: (i) the New Fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure;
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees; and
(d)the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex); and
(b)the proposed subadvisory fee for the New Fund, including any breakpoints.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board also considered the experience of the portfolio management team that would be responsible for managing the New Fund’s assets.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also considered any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategies and processes. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds, including other exchange-traded funds, managed by the Subadvisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for a mutual fund with a similar strategy.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds, including other exchange-traded funds, as well as a mutual fund with a similar strategy, in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the Subadvisor provided performance information for a composite of comparable accounts over various time periods;
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(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund and that the subadvisory breakpoints are reflected in the advisory fee for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and the Subadvisory Agreement.
44	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Disciplined Value International Select ETF, John Hancock Fundamental All Cap Core ETF, John Hancock International High Dividend ETF, and John Hancock U.S. High Dividend ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). Each Fund’s subadvisor, (each a Subadvisor) executes the day-to-day investment management and security-level activities of the Fund it manages in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to review: (1) the current market liquidity environment; (2)  new Funds, redemption-in-kind activity reports, liquidity facility usage and other Fund events; (3) monthly liquidity risk assessments of all Funds in the LRMP (which includes illiquid investment monitoring); (4) monthly Fund-level liquidity classifications; (5) quarterly review of Primarily Highly Liquid Fund testing, Highly Liquid Investment Minimum (HLIM) determinations and Reasonably Anticipated Trade Size (RATS) recalibration reports; and (6) other LRMP related material. The Advisor utilizes a third-party vendor on behalf of the Funds, as the liquidity analytics provider. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors and receives regular updates on U.S. and global events, such as the U.S. regional bank crisis, the U.S. government debt ceiling showdown, commercial real estate loans and the Israel/Hamas war that could impact financial markets and overall market liquidity. The Committee also participates in industry group discussions on current market events, operational challenges resulting from regulatory changes and proposals.
The Committee provided the Board at a meeting held on March 25-28, 2024 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2023 through December 31, 2023, included an assessment of important aspects of the LRMP including, but not limited to: (1) key governance functions and personnel; (2) the Funds’ Rule 22e-4 Policy and written LRMP; (3) the design and implementation of required LRMP elements; (4) subadvisor integration; (5) the appropriateness of each Fund’s investment strategy for an open-end fund structure; and (6) other pertinent information used to evaluate the adequacy and effectiveness of the LRMP.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2023 and key initiatives for 2024.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2015	183
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2015	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2015	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2015	181
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2015	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	47

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

48	JOHN HANCOCK ACTIVE EQUITY ETFS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Partners Global Investors, Inc. (Boston Partners)
Manulife Investment Management (US) LLC (Manulife IM (US))
Portfolio Managers
The Investment Team at Boston Partners
The Investment Team at Manulife IM (US)
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective as of June 29, 2023.
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909
ANNUAL REPORT | JOHN HANCOCK ACTIVE EQUITY ETFS	49

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Active Equity ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETFAE-A 4/2024
6/2024

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2024, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

These fees represent aggregate fees billed for the last two fiscal years (the "Reporting Periods") for professional services rendered by the principal accountant for the audits of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

2024: $347,678

2023: $259,490

(b) AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item. The nature of the services provided was related to a software licensing fee.

2024: $157

2023: $95

(c) TAX FEES:

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements.

2024: $37,599

2023: $26,132

(d) ALL OTHER FEES:

These fees represent other fees billed to the registrant or to control affiliates. The nature of the services comprising all other fees is advisory services provided to the investment manager.

2024: $4,801

2023: $966

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre- approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)According to the registrant’s principal accountant, for the fiscal period ended April 30, 2024, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,167,485 for the fiscal year ended April 30, 2024 and $1,425,826 for the fiscal year ended April 30, 2023.

(h)The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC’s independence.

(i)Not Applicable

(j)Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Frances G. Rathke – Chairperson William H. Cunningham

Hassel H. McClellan – Member of the Audit Committee as of September 26, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Included with Item 1.

(b)Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

/s/ Kristie M. Feinberg

_______________________

Kristie M. Feinberg

President

Date: June 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Feinberg

_______________________

Kristie M. Feinberg

President

Date: June 14, 2024

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: June 14, 2024